Exhibit 10.8

EXECUTION VERSION

Dated  28 March 2012

NORD ANGLIA EDUCATION, INC

as Parent

NORD ANGLIA EDUCATION (UK) HOLDINGS PLC

as Senior Secured Notes Issuer

THE COMPANIES NAMED IN PART 4 OF SCHEDULE 1

as Original Debtors

BARCLAYS BANK PLC
as RCF Agent

CITICORP INTERNATIONAL LIMITED
as Senior Secured Notes Trustee

CITICORP INTERNATIONAL LIMITED

as Security Agent

and

CERTAIN ENTITIES

as RCF Finance Parties, Hedge Counterparties, Intra-Group Lenders, Intra-Group Borrowers and
Shareholder Creditors

INTERCREDITOR AGREEMENT

99 Bishopsgate

London

EC2M 3XF

United Kingdom

i

SCHEDULE 5 Security Enforcement Principles	116

ii

THIS AGREEMENT is dated 28 March 2012 and made between:

(1)                           NORD ANGLIA EDUCATION, INC, an exempted company incorporated under the laws of the Cayman Islands with its registered office at PO Box 309, Ugland House, South Church Street, Grand Cayman KY1-1104, Cayman Islands and under company number 264950 (the “Parent”);

(2)                           NORD ANGLIA EDUCATION (UK) HOLDINGS PLC, a public limited company incorporated under the laws of England and Wales with its registered office at Nord House, Third Avenue, Centrum 100, Burton-upon-Trent, Staffordshire DE14 2WD, United Kingdom and under company number 06590752 (the “Company” and the “Senior Secured Notes Issuer”);

(3)                           BARCLAYS BANK PLC as agent for the RCF Finance Parties (the “RCF Agent”);

(4)                           CITICORP INTERNATIONAL LIMITED as trustee for the Senior Secured Noteholders (the “Senior Secured Notes Trustee”);

(5)                           THE FINANCIAL INSTITUTIONS listed in the RCF Facility Agreement as the “Finance Parties” (the “RCF Finance Parties”);

(6)                           UPON ACCESSION, each Hedge Counterparty;

(7)                           THE COMPANIES listed in Part 1 of Schedule 1 (The Parties) hereto as intra-group lenders (the “Original Intra-Group Lenders”);

(8)                           THE COMPANIES listed in Part 2 of Schedule 1 (The Parties) hereto as intra-group borrowers (the “Original Intra -Group Borrowers”);

(9)                           THE COMPANIES listed in Part 4 of Schedule 1 (The Parties) hereto as debtors (together with the Parent and the Senior Secured Notes Issuer, the “Original Debtors”); and

(10)                   CITICORP INTERNATIONAL LIMITED as Security Agent and security agent for the Senior Secured Parties (the “Security Agent”).

IT IS AGREED as follows:

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               Definitions

In this Agreement:

“1992 ISDA Master Agreement” means the 1992 Master Agreement (Multicurrency – Cross Border) as published by the International Swaps and Derivatives Association, Inc.

“2002 ISDA Master Agreement” means the 2002 Master Agreement as published by the International Swaps and Derivatives Association, Inc.

“Acceleration Event” means a Credit Facility Acceleration Event, a Senior Secured Notes Acceleration Event or a Pari Passu Debt Acceleration Event.

“Additional Liabilities” means, in relation to any Liability, any money, debt or liability due, owing or incurred under or in connection with:

(a)                                 any refinancing, novation, deferral or extension of such Liability;

(b)                                 any claim for breach or representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any document or agreement evidencing or constituting any such liability or other liability or obligation falling within this definition;

(c)                                  any claim for damages or restitution in relation thereto;

(d)                                 any claim as a result of any recovery by any Debtor of a Payment in relation thereto on the grounds of preference or otherwise; and

(e)                                  any amount (such as post-insolvency interest) which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowability of the same in any insolvency or other proceedings.

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Ancillary Document” means each document relating to or evidencing an Ancillary Facility.

“Ancillary Facility” means:

(a)                                 on or prior to the RCF Discharge Date, any ancillary facility made available by an Ancillary Lender in accordance with clause 7 (Ancillary Facilities) of the RCF Facility Agreement; and

(b)                                 following the RCF Discharge Date, any ancillary facility made available by an Ancillary Lender under and in accordance with a Credit Facility Document.

“Ancillary Lender” means:

(a)                                 on or prior to the RCF Discharge Date, each RCF Lender (or Affiliate of a RCF Lender) which makes an Ancillary Facility available pursuant to the terms of the RCF Facility Agreement; and

(b)                                 following the RCF Discharge Date, each Credit Facility Lender (or Affiliate of a Credit Facility Lender) which makes an Ancillary Facility available pursuant to the terms of a Credit Facility Document.

“Arranger” means an Arranger under and as defined in the RCF Facility Agreement and any other person who becomes a party to this Agreement as an Arranger pursuant to Clause 19 (Changes to the Parties).

“Arranger Liabilities” means all present and future liabilities and obligations (whether actual and contingent and whether incurred solely or jointly) of any Debtor to any Arranger under the Debt Documents, together with any related Additional Liabilities.

“Bankruptcy Event” means, in relation to any Debtor:

(a)                                 any resolution is passed or order is made for the winding up, dissolution, administration or reorganisation of that Debtor, a moratorium is delivered in relation to any indebtedness of that Debtor or an administrator is appointed to that Debtor;

(b)                                 any composition, compromise, assignment or arrangement is made with any of its creditors;

(c)                                  the appointment of any liquidator, receiver, administrator, administrative receiver, compulsory manager or other similar officer in respect of that Debtor or any of its assets; or

(d)                                 any analogous procedure or step is taken in any jurisdiction,

in each case, excluding any event resulting directly from (x) an acceleration of the Super Senior Liabilities, Senior Secured Notes Liabilities, Senior Secured Hedging Liabilities or Pari Passu Debt or (y) enforcement of Transaction Security.

“Base Currency” means USD.

“Base Currency Amount” means, in relation to an amount, that amount converted (to the extent not already denominated in the Base Currency) into the Base Currency at the Security Agent’s Spot Rate of Exchange on the Business Day prior to the relevant calculation.

“Borrowing Liabilities” means, in relation to a member of the Group, the liabilities (not being Guarantee Liabilities) it may have as a principal debtor to a Creditor or Debtor in respect of Financial Indebtedness arising under the Debt Documents (whether incurred solely or jointly and including, without limitation, liabilities as a Borrower under and as defined in the relevant Credit Facility Documents).

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in London and Hong Kong and:

(a)                                 (in relation to any date for payment or purchase of a currency other than Euro) the principal financial centre of the country of that currency; or

(b)                                 (in relation to any date for payment or purchase of Euro) which is a TARGET Day.

“CABS Pledge” means the share pledge agreement dated on or about the date of this Agreement regarding the pledge of the entire share capital in Collège Alpin Beau-Soleil SA, made between Nord Anglia Education Limited as pledgor and the Security Agent as pledgee.

“CABS SPA” means the sale and purchase agreement regarding the acquisition of the entire share capital in Collège Alpin Beau-Soleil SA, dated 17 December 2010, as amended by the amendment agreement no. 1 thereto dated 7 September 2011, made between Fennec Holding SA as seller and Nord Anglia Education Limited as purchaser and as in effect at the date of this Agreement.

“Champittet Pledge” means the share pledge agreement dated on or about the date of this Agreement regarding the pledge of the entire share capital in Collège Champittet SA, made between Collège Alpin Beau-Soleil SA as pledgor and the Security Agent as pledgee.

“Champittet SPA” means the share purchase agreement regarding the acquisition of the entire share capital in Collège Champittet SA (previously named Cime Services SA), dated 13 September 2009, as amended by the amendment agreement no. 1 thereto dated 1 November 2011, made between Cime SA as seller and Premier Education Holdings S.à.r.l as purchaser and as in effect at the date of this Agreement.

“Charged Property” means all of the assets which from time to time are, or are expressed to be, the subject of the Transaction Security.

“Close-Out Netting” means:

(a)                                 in respect of a Hedging Agreement or a Hedging Ancillary Agreement based on a 1992 ISDA Master Agreement, any step involved in determining the amount payable in respect of an Early Termination Date (as defined in the 1992 ISDA Master Agreement) under section 6(e) of the 1992 ISDA Master Agreement before the application of any subsequent set-off (as defined in the 1992 ISDA Master Agreement);

(b)                                 in respect of a Hedging Agreement or a Hedging Ancillary Agreement based on a 2002 ISDA Master Agreement, any step involved in determining an Early Termination Amount (as defined in the 2002 ISDA Master Agreement) under section 6(e) of the 2002 ISDA Master Agreement before the application of any subsequent set-off under section 6(f) of the 2002 ISDA Master Agreement; and

(c)                                  in respect of a Hedging Agreement or a Hedging Ancillary Agreement not based on an ISDA Master Agreement, any step involved on a termination of the transactions under that Hedging Agreement pursuant to any provision of that Hedging Agreement which has a similar effect to either provision referenced in paragraph (a) and paragraph (b) above.

“Conflicting Enforcement Instructions” means instructions (or proposed instructions) as to Enforcement delivered to the Security Agent by or on behalf of both the Majority Super Senior Creditors and the Majority Senior Secured Creditors that are inconsistent as to the manner of Enforcement (including any inconsistency as to the timeframe for realising value from an enforcement of Transaction Security or a Distressed Disposal), it being understood that, for the purposes of triggering the consultation requirements under paragraph (b) of Clause 13.4 (Enforcement Instructions — Consultation Periods) only and not for any other purpose (including, without limitation, determining the Instructing Group), the failure to give instructions by either the Majority Super Senior Creditors or the Majority Senior Secured Creditors (as applicable) will be deemed to be an instruction inconsistent with any other instructions given.

“Consensual Close-Out” means a Permitted Hedge Close-Out described in paragraph (a)(v) of Clause 7.9 (Permitted Enforcement: Hedge Counterparties).

“Credit Facility” means any loan, credit or debt facility or securities, including without limitation a revolving credit facility, overdraft, guarantee, bonding, documentary or standby letter of credit, loan facility, derivatives, foreign exchange or other facility of accommodation, made available to or to be issued by a member of the Group.

“Credit Facility Agreement” means:

(a)                                 on or prior to the RCF Discharge Date, the RCF Facility Agreement; and

(b)                                 upon the occurrence of the RCF Discharge Date, any Credit Facility that meets the requirements of a “Credit Facility” under and as defined in the Senior Secured Notes Documents which is not prohibited, under the terms of the Senior Secured Notes Documents and (if applicable) the Credit Facility Documents, to share in the Transaction Security with the rights and obligations of Credit Facility Lenders as provided for in this Agreement, and in respect of which the creditors, facility agent and arrangers have acceded to this Agreement in accordance with Clause 19.2 (New Credit Facility Lenders and Creditor Representatives) and which is not prohibited by the terms of the Senior Secured Notes Documents from ranking senior to the Senior Secured Notes Liabilities with respect to the proceeds of any Enforcement of the Transaction Security and is designated as a Credit Facility Agreement under this Agreement by notice from the Company to the Security Agent.

“Credit Facility Acceleration Event” means:

(a)                                 on or prior to the RCF Discharge Date, the RCF Agent exercising any of its rights under clause 26.18 (Acceleration) of the RCF Facility Agreement (other than a right to place amounts on demand but including, without limitation, the making of a demand in respect of any amounts placed on demand); and

(b)                                 upon the occurrence of the RCF Discharge Date, if applicable, the Creditor Representative in relation to any Credit Facility Agreement exercising any of its rights (other than a right to place amounts on demand but including, without limitation, the making of a demand in respect of any amounts placed on demand) under any acceleration provision(s) of the relevant Credit Facility Documents.

“Credit Facility Agent”:

(a)                             on or prior to the RCF Discharge Date, means the RCF Agent; and

(b)                             upon the occurrence of the RCF Discharge Date, if applicable, has the meaning given to the term “Agent” in the relevant Credit Facility Document.

“Credit Facility Borrower” has the meaning given to the term “Borrower” in:

(a)                                 on or prior to the RCF Discharge Date, the RCF Facility Agreement; and

(b)                                 upon the occurrence of the RCF Discharge Date, if applicable, the relevant Credit Facility Documents.

“Credit Facility Cash Cover” has the meaning given to the term “cash cover” in the relevant Credit Facility Document.

“Credit Facility Cash Cover Document” means, in relation to any Credit Facility Cash Cover, any document which creates or evidences, or is expressed to create or evidence, the Security for the benefit of the relevant Ancillary Lender required to be provided over that Credit Facility Cash Cover under the terms of the relevant Credit Facility Documents.

“Credit Facility Commitment” has the meaning given to the term “Commitment” in:

(a)                                 on or prior to the RCF Discharge Date, the RCF Facility Agreement; and

(b)                                 upon the occurrence of the RCF Discharge Date, if applicable, the relevant Credit Facility Documents.

“Credit Facility Default” means a Credit Facility Event of Default or any event or circumstances which would (with the expiry of a grace period, the giving of notice, the making of any determination provided for in the relevant definition of such Credit Facility Event of Default or any combination of the foregoing) be a Credit Facility Event of Default.

“Credit Facility Document” means:

(a)                                 on or prior to the RCF Discharge Date, each “Finance Document” under, and as defined in, the RCF Facility Agreement; and

(b)                                 upon the occurrence of the RCF Discharge Date, if applicable, each document or instrument entered into between a member of the Group and a Finance Party setting out the terms of any loan, credit or debt facility or securities which creates, secures, guarantees or evidences any Credit Facility Agreement.

“Credit Facility Event of Default” means:

(a)                             (on or prior to the RCF Discharge Date) an event of default under the RCF Facility Agreement; or

(b)                             (upon the occurrence of the RCF Discharge Date) an event of default under the relevant Credit Facility Document.

“Credit Facility Guarantor” means:

(a)                                 on or prior to the RCF Discharge Date, a “Guarantor” under, and as defined in, the RCF Facility Agreement; and

(b)                                 upon the occurrence of the RCF Discharge Date, if applicable, any member of the Group that provides a guarantee in favour of any Finance Party in connection with any Credit Facility Agreement.

“Credit Facility Lender Discharge Date” means the first date on which all Credit Facility Lender Liabilities owed to the Credit Facility Lenders have been fully and finally discharged to the satisfaction of the relevant Creditor Representative(s) (acting reasonably), whether or not as the result of an enforcement, and the Credit Facility Lenders are under no further obligation to provide financial accommodation to any of the Debtors under the Credit Facility Documents.

“Credit Facility Lender Liabilities” means the Liabilities owed by the Debtors to the Credit Facility Lenders under or in connection with the Credit Facility Documents, together with any related Additional Liabilities (but excluding any Hedging Liabilities).

“Credit Facility Lenders” means:

(a)                                 on or prior to the RCF Discharge Date, the RCF Lenders; and

(b)                                 upon the occurrence of the RCF Discharge Date, each Lender (under and as defined in the Credit Facility Documents) and Ancillary Lender.

“Creditor/Creditor Representative Accession Undertaking” means:

(a)                                 an undertaking substantially in the form set out in Schedule 3 (Form of Creditor/Creditor Representative Accession Undertaking);

(b)                                 a Transfer Certificate or an Assignment Agreement (each as defined in the RCF Agreement or other Credit Facility Document) as the context may require; or

(c)                                  in the case of an acceding Debtor which is expressed to accede as an Intra-Group Lender in the relevant Debtor Accession Deed, that Debtor Accession Deed.

“Creditor Representative” means:

(a)                                 in relation to the RCF Lenders, the RCF Agent;

(b)                                 in relation to the Credit Facility Lenders under any other Credit Facility Agreement, the facility agent in respect of that Credit Facility Agreement;

(c)                                  in relation to the Senior Secured Noteholders, the Senior Secured Notes Trustee;

(d)                                 in relation to any Pari Passu Creditors, the Pari Passu Debt Representative; and

(e)                                  in relation to any Hedge Counterparty, each Hedge Counterparty shall be its own Creditor Representative.

“Creditor Representative Liabilities” means all present and future liabilities and obligations, actual and contingent, owed by the Debtors to the Creditor Representatives under or in connection with the Debt Documents, together with any related Additional Liabilities.  For the avoidance of doubt, Creditor Representative Liabilities does not include any amount in respect of principal, interest, redemption, prepayment premium, premium or similar amounts under the Secured Debt Documents.

“Creditors” means the Primary Creditors, the Shareholder Creditors and the Intra-Group Lenders.

“Credit Related Close-Out” means any Permitted Hedge Close-Out which is neither a Non-Credit Related Close-Out nor a Consensual Close-Out.

“Debt Documents” means each of this Agreement, the RCF Finance Documents, the Credit Facility Documents, the Senior Secured Notes Documents, the Pari Passu Debt Documents, the Hedging Agreements, the Transaction Security Documents, the Shareholder Debt Documents, the Intra-Group Debt Documents and any other document designated as such by the Security Agent and the Senior Secured Notes Issuer.

“Debtor” means each:

(a)                                 Original Debtor (which, for the avoidance of doubt, includes, without limitation, each Borrower and Guarantor under the RCF Facility Agreement from time to time (as those terms are defined therein)); and

(b)                                 any person which becomes a Party as a Debtor in accordance with the terms of Clause 19 (Changes to the Parties).

“Debtor Accession Deed” means:

(a)                                 a deed substantially in the form set out in Schedule 2 (Form of Debtor Accession Deed); or

(b)                                 (only in the case of a member of the Group which is acceding as a borrower or a guarantor under a Credit Facility Agreement) an Accession Deed (as defined in the relevant Credit Facility Agreement).

“Debtor Resignation Request” means a deed substantially in the form set out in Schedule 4 (Form of Debtor Resignation Request).

“Debtor Liabilities” means, in relation to a member of the Group, any liabilities owed to any Debtor (whether actual or contingent and whether incurred solely or jointly) by that member of the Group.

“Default” means an Event of Default or any event or circumstance which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Debt Documents or any combination of any of the foregoing) be an Event of Default.

“Defaulting Lender” means:

(a)                                 on or prior to the RCF Discharge Date, a RCF Lender which is a Defaulting Lender under, and as defined in, the RCF Facility Agreement; and

(b)                                 after the RCF Discharge Date, if applicable, a Credit Facility Lender which is a Defaulting Lender under, and as defined in, the relevant Credit Facility Documents.

“Delegate” means any delegate, agent, attorney or co-trustee appointed by the Security Agent.

“Designated Gross Amount” means, in relation to a Multi-account Overdraft Facility, that Multi-account Overdraft Facility’s maximum gross amount.

“Designated Net Amount” means, in relation to a Multi-account Overdraft Facility, that Multi-account Overdraft Facility’s maximum net amount.

“Disqualified Share” of any person means any equity share capital in that person:

(a)                                   which, by its terms or by the terms of any security into which it is convertible or for which it is exchangeable, or upon the happening of any event, matures, or is mandatorily redeemable, under a sinking fund obligation or otherwise, or is redeemable at the option of or is subject to any put option (or any agreement with a comparable economic effect) which may be exercised by that person, any Affiliate of that person or the holder of such share, in whole or in part; or

(b)                                   which is convertible or exchangeable for financial indebtedness of any person or any equity share capital described in this paragraph (b) or paragraph (a) above; or

(c)                                    the holder of which has any rights in relation to non-payment of dividends, principal or other amounts thereunder to cause any event described in clause 26.6 (Insolvency) or 26.7 (Insolvency Proceedings) of the RCF Facility Agreement as at the date of this Agreement or any corresponding provisions in any other Secured Debt Document as at the date of this Agreement or to take enforcement action against any member of the Group in relation to non-payment of dividends, principal or other amounts thereunder; or

(d)                                   that contains any cash payment obligation prior to 12 months after the Secured Debt Discharge Date.

“Distress Event” means any of:

(a)                                 an Acceleration Event; or

(b)                                 the enforcement of any Transaction Security.

“Distressed Disposal” means a disposal of an asset (including for the avoidance of doubt any shares) subject to the Transaction Security of a member of the Restricted Group (or that is shares of the Senior Secured Notes Issuer) which is:

(a)                                 being effected at the request of the Instructing Group in circumstances where the Transaction Security has become enforceable;

(b)                                 being effected by enforcement of the Transaction Security; or

(c)                                  being effected, after the occurrence of a Distress Event, by a Debtor to a person or persons which is not a member of the Restricted Group.

“Early Termination Date” means an Early Termination Date as defined in the relevant Hedging Agreement.

“Enforcement” means the enforcement of the Transaction Security, the requesting of a Distressed Disposal and/or the release of claims and/or Transaction Security on a Distressed Disposal under Clause 14.2 (Distressed Disposals), the giving of instructions as to actions in respect of any Transaction Security following an Insolvency Event under Clause 10.7 (Security Agent Instructions) and the taking of any other actions consequential on (or necessary to effect) the enforcement of the Transaction Security.

“Enforcement Action” means:

(a)                                 in relation to any Liabilities:

(i)                                     the acceleration of any Liabilities or the making of any declaration that any Liabilities are prematurely due and payable (other than as a result of it becoming unlawful for a Super Senior Creditor, Senior Secured Noteholder, Senior Secured Hedge Counterparty or a Pari Passu Creditor to perform its obligations under, or of any voluntary or mandatory prepayment arising under the Debt Documents);

(ii)                                  the making of any declaration that any Liabilities are payable on demand;

(iii)                               the making of a demand for payment in relation to a Liability that is payable on demand;

(iv)                              the making of any demand against any member of the Group in relation to any Guarantee Liabilities of that member of the Group;

(v)                                 the exercise of any right to require any member of the Group to acquire any Liability (including exercising any put or call option against any member of the Group for the redemption or purchase of any Liability) other than in connection with an Asset Sale Offer, a Notes Offer or a Change of Control Offer (each as defined in the Senior Secured Notes Indenture);

(vi)                              the exercise of any right of set-off, account combination or payment netting against any member of the Group in respect of any Liabilities other than the exercise of any such right:

(A)                              as Close-Out Netting by a Hedge Counterparty or by a Hedging Ancillary Lender;

(B)                              as Payment Netting by a Hedge Counterparty or by a Hedging Ancillary Lender;

(C)                              as Inter-Hedging Agreement Netting by a Hedge Counterparty;

(D)                              as Inter-Hedging Ancillary Document Netting by a Hedging Ancillary Lender; or

(E)                               which is expressly permitted under the Credit Facility Agreement, the Senior Secured Notes Indenture and the Pari Passu Documents; and

(vii)                           the suing for, commencing or joining of any legal or arbitration proceedings against any member of the Group to recover any Liabilities;

(b)                                 the taking of any steps to enforce or require the enforcement of any right under any Transaction Security (including the crystallisation of any floating charge forming part of the Transaction Security);

(c)                                  the premature termination or close-out of any hedging transaction under any Hedging Agreement other than any Non-Credit Related Close-Out or Consensual Close-Out;

(d)                                 the entering into of any composition, compromise, assignment or arrangement with any member of the Group which owes any Liabilities, or has given any Security, guarantee or indemnity or other assurance against loss in respect of the Liabilities (other than any action permitted under Clause 19 (Changes to the Parties)); or

(e)                                  the petitioning, applying or voting for, or the taking of any formal steps (including the appointment of any liquidator, receiver, administrator or similar officer) in relation to, the winding up, dissolution, administration or reorganisation of any member of the Group which owes any Liabilities, or has given any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, or any of such member of the Group’s assets or any suspension of payments or moratorium of any indebtedness of any such member of the Group, or any analogous procedure or step in any jurisdiction, except that the following shall not constitute Enforcement Action:

(A)                               the taking of any action falling within paragraphs (a)(vii) or (e) above which is necessary (but only to the extent necessary) to preserve the validity, existence or priority of claims in respect of the aforementioned Liabilities, including the registration of such claims before any court or governmental authority and the bringing, supporting or joining of proceedings to prevent any loss of the right to bring, support or join proceedings by reason of applicable limitation periods; or

(B)                               an Ancillary Lender or Hedge Counterparty bringing legal proceedings against any person solely for the purpose of:

(1)                                 obtaining injunctive relief (or any analogous remedy outside England and Wales) to restrain any actual or putative breach of any Debt Document to which it is party;

(2)                                 obtaining specific performance (other than specific performance of an obligation to make a payment) with no claim for damages; or

(3)                                 requesting judicial interpretation of any provision of any Debt Document to which it is party with no claim for damages; or

(C)                               bringing legal proceedings against any person in connection with any securities violation, securities or listing relations or common law fraud or to restrain any actual or punitive breach of Senior Secured Notes Documents.

“Event of Default” means any event or circumstance specified as such in any of the RCF Facility Agreement, the Credit Facility Documents, the Senior Secured Notes Indenture or the Pari Passu Debt Documents.

“Final Discharge Date” means the last to occur of the Super Senior Discharge Date, the Senior Secured Notes Discharge Date and the Pari Passu Debt Discharge Date.

“Finance Party” means:

(a)                                 on or prior to the RCF Discharge Date, any RCF Finance Party; and

(b)                                 after the RCF Discharge Date, has the meaning given to the term “Finance Party” in the relevant Credit Facility Documents.

“Group” means the Senior Secured Notes Issuer and each of its Subsidiaries for the time being.

“Guarantee Liabilities” means, in relation to a member of the Group, the liabilities under the Debt Documents (present or future, actual or contingent and whether incurred solely or jointly) it may have to a Creditor or Debtor as or as a result of its being a guarantor or surety (including, without limitation, liabilities arising by way of guarantee, indemnity, contribution or subrogation and in particular any guarantee or indemnity arising under or in respect of the Secured Debt Documents).

“Hedge Counterparty” means Barclays Bank plc and any New Hedge Counterparty which has not ceased to be a Hedge Counterparty in accordance with this Agreement.

“Hedge Counterparty Obligations” means the obligations owed by any Hedge Counterparty to the Debtors under or in connection with the Hedging Agreements.

“Hedging Agreement” means any master agreement together with schedule and confirmation or any other agreement entered into or to be entered into between a Debtor and a Hedge Counterparty, in each case, for the purposes of hedging that at the time such Hedging Agreement is entered into is permitted under the terms of the Credit Facility Documents and not prohibited under the terms of the Senior Secured Notes Documents, to share in the Transaction Security.

“Hedging Ancillary Agreement” means an Ancillary Document which relates to or evidences the terms of a Hedging Ancillary Facility.

“Hedging Ancillary Facility” means an Ancillary Facility which is made available by way of a hedging facility.

“Hedging Ancillary Lender” means an Ancillary Lender to the extent that such Ancillary Lender makes available a Hedging Ancillary Facility.

“Hedging Discharge Date” means the first date on which all Hedging Liabilities have been fully and finally discharged to the satisfaction of the Hedge Counterparties (acting reasonably) whether or not as a result of an enforcement, and the Hedge Counterparties are under no further obligation to provide financial accommodation to any of the Debtors under the Hedging Agreements.

“Hedging Liabilities” means all Liabilities owed by any Debtor to any Hedge Counterparty under or in connection with any Hedging Agreement, together with any related Additional Liabilities.

“Hedging Purchase Amount” means, in respect of a transaction under a Hedging Agreement, the amount that would be payable to or by the relevant Hedge Counterparty on the relevant date if:

(a)                                 that date was an Early Termination Date (as defined in the relevant Hedging Agreement); and

(b)                                 the relevant Debtor was the Defaulting Party (under and as defined in the relevant Hedging Agreement),

in each case as certified by the relevant Hedge Counterparty and as calculated in accordance with the relevant Hedging Agreement.

“Holding Company” has the meaning given to that term in the RCF Facility Agreement and, after the RCF Discharge Date, any Credit Facility Document.

“Insolvency Event” means, in relation to any Debtor (or any member of the Group which is required to accede to this Agreement as a Debtor but has failed to do so):

(a)                                 any resolution is passed or order made for the winding up, dissolution, administration, liquidation, or reorganisation of that member of the Group (other than in respect of a solvent winding up, dissolution, administration or reorganisation of that member of the Group), a moratorium is declared in relation to any indebtedness of that member of the Group or an administrator is appointed to that member of the Group;

(b)                                 any composition, compromise, assignment or arrangement is made with its creditors generally;

(c)                                  and including, without limitation, in relation to any Debtor incorporated in Switzerland any event which is analogous to those listed in the paragraphs (a) to (b) above including, inter alia and without limiting the scope of this definition, “Zahlungsunfähigkeit” (inability to pay its debts), “Zahlungseinstellung” (suspending making payments), “hälftiger Kapitalverlust” or “Überschuldung” within the meaning of art. 725 and art. 820 para. 1 of the Swiss Federal Code of Obligations (CO) (half of the share capital and the legal reserves not covered; over-indebtedness, i.e. liabilities not covered by the assets), duty of filing of the balance sheet with the judge due to over-indebtedness or insolvency pursuant to art. 725a and art. 820 para. 1 CO, “Konkurseröffnung und Konkurs” (declaration of bankruptcy and bankruptcy), “Nachlassverfahren” (composition with creditors) including in particular “Nachlassstundung” (moratorium) and proceedings regarding “Nachlassvertrag” (composition agreements) and “Notstundung” (emergency moratorium), proceedings regarding Fälligkeitsaufschub (postponement of maturity), “Konkursaufschub / Gesellschaftsrechtliches Moratorium” (postponement of the opening of bankruptcy; moratorium proceedings) pursuant to art. 725a or art. 820 para. 2 CO, notification of the judge of a capital loss or over-indebtedness under these provisions and “Auflösung / Liquidation” (dissolution/liquidation);

(d)                                 the appointment of any liquidator, receiver, administrator, administrative receiver, compulsory manager, trustee or other similar officer in respect of that member of the Group or all or substantially all of that member of the Group’s assets; or

(e)                                  enforcement of any Security over all or substantially all of the assets of that member of the Group,

or any analogous procedure or step is taken in any jurisdiction.

“Instructing Group” means, at any time:

(a)                                 prior to the Priority Debt Discharge Date and subject to paragraph (b) below, the Majority Super Senior Creditors and the Majority Senior Secured Creditors; and

(b)                                 in relation to instructions as to Enforcement and subject to Clause 13 (Enforcement of Transaction Security), the Majority Super Senior Creditors and the Majority Senior Secured Creditors (in each case acting through their respective Creditor Representative), provided that:

(i)                                     in the case of a Bankruptcy Event, the instructions with respect to Enforcement from the Majority Super Senior Creditors will prevail provided further that such instructions are consistent with the Security Enforcement Principles;

(ii)                                  if the Security Agent has received Conflicting Enforcement Instructions or if the Creditor Representatives have otherwise been unable to agree on joint instructions as to Enforcement to to be issued to the Security Agent then:

(A)                               subject to (B) below, if the instructions as to Enforcement from the Majority Senior Secured Creditors:

(x)                                 comply with paragraph (b) of Clause 13.4 (Enforcement Instructions — Consultation periods); and

(y)                                 are instructions to enforce or not to enforce the Transaction Security or otherwise require the Distressed Disposal of the Charged Property, it being acknowledged that, subject to the other provisions of this Agreement, the timeframe for the realisation of value from the enforcement of the Transaction Security or Distressed Disposal pursuant to such instructions will be determined by the Majority Senior Secured Creditors, provided that it is consistent with the Security Enforcement Principles, then such Enforcement instructions from the Majority Senior Secured Creditors will prevail; and

(B)                               in the event that the Super Senior Liabilities have not been fully discharged within six (6) months of the date the first such Enforcement instructions were issued, the instructions with respect to Enforcement from the Majority Super Senior Creditors will prevail.

“Intercreditor Amendment” means any amendment or waiver which is subject to Clause 26 (Consents, Amendments and Override).

“Inter-Hedging Agreement Netting” means the exercise of any right of set-off, account combination, close-out netting or payment netting (whether arising out of a cross agreement netting agreement or otherwise) by a Hedge Counterparty against liabilities owed to a Debtor by that Hedge Counterparty under a Hedging Agreement in respect of Hedging Liabilities owed to that Hedge Counterparty by that Debtor under another Hedging Agreement.

“Inter-Hedging Ancillary Agreement Netting” means the exercise of any right of set-off, account combination, close-out netting or payment netting (whether arising out of a cross agreement netting agreement or otherwise) by a Hedging Ancillary Lender against liabilities owed to a Debtor by that Hedging Ancillary Lender under a Hedging Ancillary Agreement in respect of Credit Facility Lender Liabilities owed to that Hedging Ancillary Lender by that Debtor under another Hedging Ancillary Agreement.

“Intra-Group Borrowers” means each member of the Restricted Group who has had loans or credit or each other financial arrangement having similar effect made available to it by an Intra-Group Lender and which becomes a party as an Intra-Group Borrower in accordance with the terms of Clause 19 (Changes to the Parties), which has not ceased to be an Intra-Group Borrower in accordance with this Agreement.

“Intra-Group Debt Documents” means all documents, agreements and instruments evidencing any Intra-Group Liabilities.

“Intra-Group Lenders” means:

(a)           each Original Intra-Group Lender; and

(b)           each member of the Group which has made a loan available to, granted credit to or made any other financial arrangement having similar effect with another member of the Group and which becomes a party as an Intra-Group Lender in accordance with the terms of Clause 19 (Changes to the Parties), which in each case has not ceased to be an Intra-Group Lender in accordance with this Agreement.

“Intra-Group Liabilities” means the Liabilities owed by any member of the Group to any of the Intra-Group Lenders, together with any related Additional Liabilities.

“Investor Affiliate” has the meaning given to such term:

(a)           on or prior to the RCF Discharge Date, in the RCF Facility Agreement; and

(b)           after the RCF Discharge Date, if applicable, in the relevant Credit Facility Documents.

“ISDA Master Agreement” means a 1992 ISDA Master Agreement or a 2002 ISDA Master Agreement.

“Liabilities” means all present and future liabilities and obligations due at any time of any member of the Restricted Group to any Creditor under the Debt Documents, both actual and contingent and whether incurred solely or jointly with any other person or in any other capacity, together with any related Additional Liabilities.

“Liabilities Acquisition” means, in relation to a person and to any Liabilities, a transaction where that person:

(a)           purchases by way of assignment or transfer;

(b)           enters into any sub-participation in respect of; or

(c)           enters into any other agreement or arrangement having an economic effect substantially similar to a sub-participation in respect of,

the rights and benefits in respect of those Liabilities.

“Majority Senior Secured Creditors” means, at any time, those Senior Secured Creditors whose Senior Secured Credit Participations at that time aggregate more than 50% of the total Senior Secured Credit Participations at that time.

“Majority Super Senior Creditors” means, at any time, those Super Senior Creditors whose Super Senior Credit Participations at that time aggregate more than 66 2/3 per cent. of the total Super Senior Credit Participations at that time.

“Material Adverse Effect” has the meaning given to “Material Adverse Effect” in the original form of the RCF Facility Agreement.

“Multi-account Overdraft Facility” means an Ancillary Facility which is an overdraft facility comprising more than one account.

“Multi-account Overdraft Liabilities” means Liabilities arising under any Multi-account Overdraft Facility.

“New Hedge Counterparty” means any Lender or Affiliate of a Lender (or person who was, at the time of entry into the relevant Hedging Agreement, a Lender or an Affiliate of a Lender) which becomes Party as a New Hedge Counterparty pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

“Non-Credit Related Close-Out” means a Permitted Hedge Close-Out described in any of paragraphs (a)(ii) or (a)(iv), (a)(v) and (a)(vi) of Clause 7.9 (Permitted Enforcement: Hedge Counterparties).

“Other Liabilities” means, in relation to a member of the Restricted Group, any trading and other liabilities (not being Borrowing Liabilities or Guarantee Liabilities) it may have to an Intra-Group Lender or Debtor.

“Pari Passu Creditors” means the lenders or other creditors in respect of any Pari Passu Debt and the Pari Passu Debt Representative(s).

“Pari Passu Debt” means the Liabilities (that are not subordinated in right of payment to any Super Senior Liabilities, Senior Secured Notes Liabilities or Senior Secured Hedging Liabilities) owed by the Debtors in respect of any loan, credit or debt facility, notes, indenture or security which are not prohibited, under the terms of the Senior Secured Notes Documents and the Credit Facility Documents, to share in the Transaction Security with the rights and obligations of Pari Passu Creditors as provided for in this Agreement and that are designated as such by the Company in a notice to the Security Agent, provided that the Pari Passu Creditors (or a trustee on their behalf) have acceded to this Agreement in accordance with Clause 19.4 (Change of Senior Creditor) (excluding, for the avoidance of doubt, Credit Facility Lender Liabilities and Senior Secured Notes Liabilities), together with any related Additional Liabilities.

“Pari Passu Debt Acceleration Event” means the Creditor Representative in relation to any Pari Passu Debt (or any of the other Pari Passu Creditors) exercising any acceleration rights (howsoever described) or any acceleration provisions being automatically invoked in each case under the Pari Passu Debt Documents.

“Pari Passu Debt Default” means a Pari Passu Debt Event of Default or any event or circumstances which would (with the expiry of a grace period, the giving of notice, the making of any determination provided for in the relevant definition of such Pari Passu Debt Event of Default or any combination of the foregoing) be a Pari Passu Debt Event of Default.

“Pari Passu Debt Discharge Date” means the first date on which all Pari Passu Debt has been fully and finally discharged to the satisfaction of the Pari Passu Debt Representatives (acting reasonably), whether or not as the result of an enforcement, and the Pari Passu Creditors are under no further obligation to provide financial accommodation to any of the Debtors under the Pari Passu Debt Documents.

“Pari Passu Debt Documents” means each document or instrument entered into between any members of the Restricted Group and a Pari Passu Creditor setting out the terms of any loan, credit or debt facility, notes, indenture or security which creates or evidences any Pari Passu Debt.

“Pari Passu Debt Event of Default” means an event of default (however described) under the Pari Passu Debt Documents.

“Pari Passu Debt Representative” means any creditor representative for the Pari Passu Creditors which has acceded to this Agreement as a Creditor Representative of those parties.

“Pari Passu Debt Required Holders” means in respect of any direction, approval, consent or waiver, the Pari Passu Creditors of the principal amount of Pari Passu Debt required to vote in favour of such direction, consent or waiver under the terms of the relevant Pari Passu Debt Documents or, if the required amount is not specified, the holders holding at least the majority of the principal amount of the then outstanding Pari Passu Debt, in accordance with the relevant Pari Passu Debt Documents.  For the avoidance of doubt, in determining whether the Pari Passu Creditors of the required principal amount of Pari Passu Debt have concurred in any direction, waiver or consent, Pari Passu Debt owned by any Debtor, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with any Debtor, will be considered as though not outstanding.

“Pari Passu Liabilities” means the Liabilities owed by the Senior Secured Notes Issuer and the Debtors to the Pari Passu Creditors under the Pari Passu Debt Documents, together with any related Additional Liabilities (but excluding any Hedging Liabilities).

“Party” means a party to this Agreement.

“Payment” means any payment, repayment, prepayment, redemption, repurchase, defeasance or discharge of any principal, interest or other amount on or in respect of any of the Liabilities (or other liabilities or obligations).

“Payment Netting” means:

(a)           in respect of a Hedging Agreement or a Hedging Ancillary Agreement based on an ISDA Master Agreement, netting under section 2(c) of the relevant ISDA Master Agreement; and

(b)           in respect of a Hedging Agreement or a Hedging Ancillary Agreement not based on an ISDA Master Agreement, netting pursuant to any provision of that Hedging Agreement or a Hedging Ancillary Agreement which has a similar effect to the provision referenced in paragraph (a) above.

“Permitted Credit Facility Lender Payments” means the Payments permitted by Clause 4.1 (Payment of Credit Facility Lender Liabilities).

“Permitted Gross Amount” means, in relation to a Multi-account Overdraft Facility, any amount, not exceeding the Designated Gross Amount, which is the aggregate gross debit balance of overdrafts comprised in that Multi-account Overdraft Facility.

“Permitted Hedge Close-Out” means, in relation to a transaction under a Hedging Agreement, a termination or close-out of that transaction which is permitted pursuant to Clause 7.9 (Permitted Enforcement: Hedge Counterparties).

“Permitted Hedge Payments” means the Payments permitted by Clause 7.3 (Permitted Payments: Hedging Liabilities).

“Permitted Intra-Group Payments” means the Payments permitted by Clause 8.2 (Permitted Payments: Intra-Group Liabilities).

“Permitted Pari Passu Debt Payments” means the Payments permitted by Clause 6.1 (Payment of Pari Passu Debt).

“Permitted Payment” means a Permitted Hedge Payment, a Permitted Intra-Group Payment, a Permitted Senior Secured Noteholder Payment, a Permitted Pari Passu Debt Payment, a Permitted Shareholder Creditor Payment or a Permitted Credit Facility Lender Payment.

“Permitted Senior Secured Noteholder Payments” means the Payments permitted by Clause 5.1 (Payment of Senior Secured Notes Liabilities).

“Permitted Shareholder Creditor Payments” means the Payments permitted by Clause 9.2 (Permitted Payments: Shareholder Liabilities).

“Primary Creditors” means the Super Senior Creditors, the Senior Secured Notes Creditors, the Senior Secured Hedge Counterparties and the Pari Passu Creditors.

“Priority Debt Discharge Date” means the latest to occur of the Super Senior Discharge Date, the Senior Secured Notes Discharge Date and the Pari Passu Debt Discharge Date.

“RCF Agent” means the facility agent under the RCF Facility Agreement.

“RCF Agent Liabilities” means the Creditor Representative Liabilities owed by the Debtors to the RCF Agent under or in connection with the RCF Facility.

“RCF Discharge Date” means the date on which all RCF Liabilities have been fully and finally discharged to the satisfaction of the RCF Agent (acting reasonably), whether or not as the result of an enforcement, and the RCF Finance Parties are under no further obligation to provide financial accommodation to any of the Debtors under the RCF Finance Documents.

“RCF Facility” means the Facility as defined in the RCF Facility Agreement.

“RCF Facility Agreement” means the facility agreement comprising a USD 20,000,000 revolving credit facility (which may subsequently be increased by an additional USD 20,000,000) made between the Obligors (as defined therein), the RCF Finance Parties and others dated 21 March 2012.

“RCF Finance Documents” has the meaning given to the term “Finance Document” in the RCF Facility Agreement, but excluding the Hedging Agreements.

“RCF Finance Parties” means each “Finance Party” referred to in the RCF Facility Agreement, other than the Hedge Counterparties.

“RCF Lenders” means each “Lender” referred to in the RCF Facility Agreement.

“RCF Liabilities” means the Liabilities owed by the Debtors to the RCF Finance Parties under the RCF Finance Documents, together with any related Additional Liabilities (but excluding any Hedging Liabilities).

“Receiver” means a receiver or receiver and manager or administrative receiver or other similar officer of the whole or any part of the Charged Property.

“Recoveries” has the meaning given to that term in Clause 15.1 (Order of application).

“Relevant Ancillary Lender” means, in respect of any Credit Facility Cash Cover, the Ancillary Lender (if any) for which that Credit Facility Cash Cover is provided.

“Relevant Liabilities” means:

(a)           in the case of a Creditor:

(i)            the Arranger Liabilities owed to an Arranger ranking (in accordance with the terms of this Agreement) pari passu with or in priority to that Creditor;

(ii)           the Liabilities owed to Creditors ranking (in accordance with the terms of this Agreement) pari passu with or in priority to that Creditor together with all Creditor Representative Liabilities owed to the respective Creditor Representative; and

(iii)          all present and future liabilities and obligations, actual and contingent, of the Debtors to the Security Agent; and

(b)           in the case of a Debtor, the Liabilities owed to the Creditors together with the Creditor Representative Liabilities owed to the Creditor Representative of those Creditors, the Arranger Liabilities and all present and future liabilities and obligations, actual and contingent, of the Debtors to the Security Agent.

“Restricted Group” means the Senior Secured Notes Issuer and each Restricted Subsidiary.

“Restricted Subsidiary” has the meaning given to such term in the RCF Facility Agreement or, following the RCF Discharge Date, in the Senior Secured Notes Indenture.

“Retiring Security Agent” has the meaning given to that term in Clause 18 (Change of Security Agent and Delegation).

“Secured Debt Default” means a Credit Facility Default, Senior Secured Notes Default or a Pari Passu Debt Default.

“Secured Debt Discharge Date” means the later of the Credit Facility Lender Discharge Date, the Hedging Discharge Date, the Senior Secured Notes Discharge Date and the Pari Passu Debt Discharge Date.

“Secured Debt Documents” means the RCF Finance Documents, the Credit Facility Documents, the Hedging Agreements, the Senior Secured Notes Documents and the Pari Passu Debt Documents.

“Secured Debt Event of Default” means an Event of Default under (and as defined in) any of (i) the RCF Facility Agreement or any other Credit Facility Agreement, (ii) the Senior Secured Notes Indenture, or (iii) any Pari Passu Debt Documents.

“Secured Liabilities” means the Credit Facility Lender Liabilities, the Creditor Representative Liabilities, the Senior Secured Notes Liabilities, the Pari Passu Debt and the Hedging Liabilities.

“Secured Obligations” means all Liabilities and other present and future obligations due at any time of any member of the Group to any Creditor (both actual and contingent and whether incurred solely or jointly with any other person or in any other capacity), including without limitation any amounts (such as post-insolvency interest) that would be included in any thereof but for any discharge, non-provabillity, unenforceability or non-allowance of those amounts in any insolvency or other proceedings, under:

(a)           the RCF Finance Documents;

(b)           the Hedging Agreements;

(c)           the Senior Secured Notes Documents;

(d)           the Pari Passu Debt Documents;

(e)           the Credit Facility Documents other than the RCF Finance Documents; and

(f)            any Additional Liabilities in respect of any Secured Debt Documents,

provided that (without prejudice to (a), (b) and (c)) (d), (e) and (f) above shall only constitute “Secured Obligations” to the extent that the Security Agent in its absolute discretion has agreed in writing with the Senior Secured Notes Issuer to act as security trustee in respect of them.

“Secured Parties” means the Super Senior Creditors, the Senior Secured Notes Creditors, the Senior Secured Hedge Counterparties, the Pari Passu Creditors, the Arrangers, the Security Agent and any Receiver or Delegate from time to time but, in the case of a Senior Secured Notes Trustee, Arranger, Super Senior Creditor or Pari Passu Creditor, only if it is a party to this Agreement or has acceded to this Agreement, in the appropriate capacity, pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

“Security” means a mortgage, charge, pledge, lien or any other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Agent’s Spot Rate of Exchange” means, in respect of the conversion of one currency (the “First Currency”) into another currency (the “Second Currency”) the Security Agent’s spot rate of exchange for the purchase of the Second Currency with the First Currency in the London foreign exchange market at or about 11:00 am (London time) on a particular day, which shall be notified by the Security Agent in accordance with paragraph (d) of Clause 17.10 (Security Agent’s obligations).

“Security Enforcement Objective” means maximising, so far as is consistent with prompt and expeditious realisation of value from Enforcement of the Transaction Security, the recovery by the Super Senior Creditors and the Senior Secured Creditors.

“Security Enforcement Principles” means the principles set out in Schedule 5 (Security Enforcement Principles).

“Security Property” means:

(a)           the Transaction Security expressed to be granted in favour of the Security Agent as agent or trustee for the other Secured Parties (or pursuant to any joint and several creditorship or parallel debt provision set out in Clause 17 (The Security Agent)) and/or to the Security Agent and all proceeds of that Transaction Security;

(b)           all obligations expressed to be undertaken by a Debtor to pay amounts in respect of the Liabilities to the Security Agent as agent or trustee for the Secured Parties (or pursuant to any joint and several creditorship or parallel debt provision set out in Clause 17 (The Security Agent)) and/or the Security Agent and secured by the Transaction Security, together with all representations and warranties expressed to be given by a Debtor in favour of the Security Agent as agent or trustee for the Secured Parties;

(c)           the Security Agent’s interest in any trust fund created pursuant to Clause 11 (Turnover of Receipts); and

(d)           any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent is required by the terms of the Debt Documents to hold as trustee on trust (or otherwise for the benefit of) for the Secured Parties.

“Senior Secured Noteholders” means the “Holders” as defined in the Senior Secured Notes Indenture.

“Senior Secured Notes” means the USD325,000,000 aggregate principal amount of 10.25% senior secured notes due 2017 issued by the Senior Secured Notes Issuer pursuant to the terms of the Senior Secured Notes Indenture and any additional notes issued from time to time under the Senior Secured Notes Indenture, together with any Additional Liabilities.

“Senior Secured Notes Acceleration Event” means the Senior Secured Notes Trustee or any of the Senior Secured Noteholders exercising any acceleration rights (howsoever described) or any acceleration provisions being automatically invoked in each case under section 6.02(Acceleration) of the Senior Secured Notes Indenture.

“Senior Secured Notes Creditors” means the Senior Secured Noteholders and the Senior Secured Notes Trustee.

“Senior Secured Notes Default” means a Senior Secured Notes Event of Default or any event or circumstances which would (with the expiry of a grace period, the giving of notice, the making of any determination provided for in the relevant definition of such Senior Secured Notes Event of Default or any combination of the foregoing) be a Senior Secured Notes Event of Default.

“Senior Secured Notes Discharge Date” means the date on which all Senior Secured Notes Liabilities (excluding for this purpose any Liabilities arising under this Agreement and the Transaction Security Documents to the extent amounts are not then due and payable thereunder) have been fully and finally discharged under the terms of the Senior Secured Notes Indenture, whether or not as the result of an enforcement.

“Senior Secured Notes Documents” means:

(a)           the Senior Secured Notes Indenture;

(b)           the Senior Secured Notes;

(c)           this Agreement;

(d)           the Senior Secured Notes Guarantees; and

(e)           the Transaction Security Documents.

“Senior Secured Notes Event of Default” means an event of default under the Senior Secured Notes Indenture.

“Senior Secured Notes Guarantees” means the guarantees of the Senior Secured Notes pursuant to the Senior Secured Notes Indenture.

“Senior Secured Notes Indenture” means the senior secured note indenture dated on or about the date of this Agreement between, among others, the Senior Secured Notes Issuer and the Senior Secured Notes Trustee, as amended from time to time.

“Senior Secured Notes Liabilities” means the Liabilities owed by the Senior Secured Notes Issuer and the Debtors to the Senior Secured Notes Creditors under the Senior Secured Notes Documents, together with any related Additional Liabilities (but excluding any Hedging Liabilities).

“Senior Secured Notes Required Holders” means, in respect of any direction, approval, consent or waiver, the Senior Secured Noteholders of the principal amount of Senior Secured Notes required to vote in favour of such direction, approval, consent or waiver under the terms of the Senior Secured Notes Indenture or, if the required amount is not specified, the holders holding at least the majority of the principal amount of the then outstanding Senior Secured Notes, in accordance with the Senior Secured Notes Indenture.  For the avoidance of doubt, in determining whether the Senior Secured Noteholders of the required principal amount of Senior Secured Notes have concurred in any direction, approval, consent or waiver, Senior Secured Notes owned by any Debtor, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with any Debtor, will be considered as though not outstanding, except that for the purpose of determining whether the Senior Secured Notes Trustee will be protected in relying on any such direction, waiver or consent, only Senior Secured Notes that the Senior Secured Notes Trustee knows are so owned will be disregarded.

“Senior Secured Notes Trustee Amounts” has the meaning given to it in Clause 20.11 (Payments).

“Senior Secured Hedge Counterparties” means the Hedge Counterparties in respect of the Senior Secured Hedging Liabilities.

“Senior Secured Hedging Liabilities” means the Hedging Liabilities in excess of the Super Senior Hedging Threshold.

“Senior Secured Credit Participations” means:

(a)                                 in relation to a Senior Secured Noteholder, the principal amount of outstanding Senior Secured Notes held by that Senior Secured Noteholder;

(b)                                 in relation to a Pari Passu Creditor, the principal amount of outstanding Pari Passu Debt held by that Pari Passu Creditor (other than the Pari Passu Debt Representative(s));

(c)                                  in respect of any hedging transaction of that Senior Secured Creditor under any Hedging Agreement that has, as of the date the calculation is made, been terminated or closed out in accordance with the terms of this Agreement, the amount, if any, payable to it under any Hedging Agreement in respect of that termination or close-out as of the date of termination or close-out (and before taking into account any interest accrued on that amount since the date of termination or close-out) to the extent that amount is unpaid (that amount to be certified by the relevant Senior Secured Creditor and as calculated in accordance with the relevant Hedging Agreement); and

(d)                                 in respect of any transaction of that Senior Secured Creditor under any Hedging Agreement that has, as of the date the calculation is made, not been terminated or closed out, the amount, if any, which would be payable to it under that Hedging Agreement in respect of that transaction, if the date on which the calculation is made was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement or the corresponding definition in any Hedging Agreement not based on an ISDA Master Agreement) for which the relevant Debtor is the Defaulting Party (as defined in the relevant ISDA Master Agreement or the corresponding definition in any Hedging Agreement not based on an ISDA Master Agreement), that amount to be certified by the relevant Senior Secured Creditor and as calculated in accordance with the relevant Hedging Agreement.

“Senior Secured Creditors” means the Senior Secured Noteholders, the Pari Passu Creditors (other than the Pari Passu Debt Representative(s)) and the Senior Secured Hedge Counterparties.

“Senior Security Document” means:

(a)           each of the Transaction Security Documents;

(b)           any other document entered into at any time by any of the Debtors creating any guarantee, indemnity, Security or other assurance against financial loss in favour of any of the Secured Parties as security for any of the Secured Obligations; and

(c)           any Security granted under any covenant for further assurance in any of the documents set out in paragraphs (a) and (b) above.

“Shared Assurance” means any guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, the benefit of which (however conferred) is, to the extent legally possible, given to all the Secured Parties in respect of their Secured Liabilities.

“Shareholder Creditors” means any Original Shareholder Creditor and any direct or indirect shareholder (or affiliate who is not a member of the Group) of the Senior Secured Notes Issuer (and their respective transferees and successors) which has made a loan or financial accommodation to the Senior Secured Notes Issuer or another member of the Group, which is not prohibited under the terms of the Credit Facility Documents, the Senior Secured Notes Documents and the Pari Passu Debt Documents and which accedes to this agreement by executing a Creditor/Creditor Representative Accession Undertaking in accordance with this Agreement and which has not ceased to be a Shareholder Creditor in accordance with this Agreement.

“Shareholder Debt Documents” means all documents, agreements and instruments evidencing any Shareholder Liabilities.

“Shareholder Liabilities” means all Liabilities of any Debtor to any Shareholder Creditor together with any related Additional Liabilities.

“Subordinated Creditors” means the Shareholder Creditors and the Intra-Group Lenders.

“Subordinated Documents” means the Shareholder Debt Documents and the Intra-Group Debt Documents.

“Subordinated Liabilities” means the Shareholder Liabilities and the Intra-Group Liabilities.

“Subsidiary” means (a) a subsidiary within the meaning of section 1159 of the Companies Act 2006 and a subsidiary undertaking within the meaning of section 1162 of the Companies Act 2006 and (b) an entity of which a person has a direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership and control for this purpose means the power to direct the management and the parties of the entity whether through the ownership of voting capital, by contact or otherwise.

“Super Senior Credit Participation” means, in relation to a Super Senior Creditor (other than a Creditor Representative (save for where that Creditor Representative falls within paragraph (e) of the definition of Creditor Representative)), the aggregate of:

(a)           its aggregate Credit Facility Commitments, if any;

(b)           in respect of any transaction of that Super Senior Creditor under any Hedging Agreement that has, as of the date the calculation is made, been terminated or closed out in accordance with the terms of this Agreement, the amount, if any, payable to it under any Hedging Agreement in respect of that termination or close-out as of the date of termination or close-out (and before taking into account any interest accrued on that amount since the date of termination or close-out) to the extent that amount is unpaid (that amount to be certified by the relevant Super Senior Creditor and as calculated in accordance with the relevant Hedging Agreement); and

(c)           in respect of any transaction of that Super Senior Creditor under any Hedging Agreement that has, as of the date the calculation is made, not been terminated or closed out, the amount, if any, which would be payable to it under that Hedging Agreement in respect of that transaction, if the date on which the calculation is made was deemed to be an Early Termination Date (as defined in the relevant ISDA Master Agreement or the corresponding definition in any Hedging Agreement not based on an ISDA Master Agreement) for which the relevant Debtor is the Defaulting Party (as defined in the relevant ISDA Master Agreement or the corresponding definition in any Hedging Agreement not based on an ISDA Master Agreement), that amount to be certified by the relevant Super Senior Creditor and as calculated in accordance with the relevant Hedging Agreement.

“Super Senior Creditors” means the Credit Facility Lenders, the Super Senior Hedge Counterparties and their respective Creditor Representatives.

“Super Senior Discharge Date” means the first date on which all Super Senior Liabilities have been fully and finally discharged to the satisfaction of the relevant Creditor Representative in each case acting reasonably, whether or not as the result of an enforcement, and the Super Senior Creditors are under no further obligation to provide financial accommodation to any of the Debtors under the Credit Facility Debt Documents or the Hedging Agreements (as the case may be).

“Super Senior Hedge Counterparties” means the Hedge Counterparties in respect of the Super Senior Hedging Liabilities.

“Super Senior Hedging Liabilities” means the Hedging Liabilities up to the Super Senior Hedging Threshold.

“Super Senior Hedging Threshold” means USD 10,000,000 (or its equivalent).

“Super Senior Liabilities” means the Credit Facility Lender Liabilities and the Super Senior Hedging Liabilities.

“Swiss Federal Tax Administration” means the tax authorities referred to in Article 34 of the Swiss Withholding Tax Act.

“Swiss Secured Party” has the meaning given to that term in Clause 17.4 (Swiss Security Documents).

“Tax” has the meaning given to that term in the RCF Facility Agreement.

“Transaction Security” means the Security created or expressed to be created in favour of the Security Agent under or pursuant to the Transaction Security Documents.

“Transaction Security Documents” means:

(a)           each “Transaction Security Document” as defined in the RCF Facility Agreement or, after the RCF Discharge Date, the Credit Facility Agreement;

(b)           any other document entered into at any time by any of the Debtors creating any Security in favour of any of the Secured Parties as security for any of the Secured Obligations; and

(c)           any Security granted under any covenant for further assurance in any of the documents set out in paragraphs (a) and (b) above,

which in each case, to the extent legally possible:

(i)            is created in favour of the Security Agent as trustee for the other Secured Parties in respect of their Liabilities; or

(ii)           in the case of any jurisdiction in which effective Security cannot be granted in favour of the Security Agent as trustee for the Secured Parties is created in favour of:

(A)          all the Secured Parties in respect of their Liabilities; and/or

(B)          the Security Agent under a parallel debt structure, joint and several creditor structure or agency structure or independent creditor structure for the benefit of all the Secured Parties.

“VAT” means value added tax as provided for in the Value Added Tax Act 1994 and any other tax of a similar nature.

1.2          Construction

(a)           Unless a contrary indication appears, a reference in this Agreement to:

(i)            the Parent, any Arranger, Ancillary Lender, Creditor, Creditor Representative, Debtor, Hedge Counterparty, Intra-Group Lender, RCF Agent, RCF Lender, RCF Finance Party, Senior Secured Notes Issuer, Noteholder, Senior Secured Notes Trustee, Party, Security Agent, Secured Party, Super Senior Creditor, Shareholder Creditor or Subordinated Creditor, shall be construed to be a reference to it in its capacity as such and not in any other capacity;

(ii)           any Arranger, Ancillary Lender, Creditor, Debtor, Creditor Representative, Hedge Counterparty, Intra-Group Lender, Party, RCF Agent, RCF Lender, RCF Finance Party, Senior Secured Notes Issuer, Noteholder, Senior Secured Notes Trustee, Party, Security Agent, Secured Party, Super Senior Creditor, Shareholder Creditor or Subordinated Creditor, or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees and, in the case of the Security Agent, any person for the time being appointed as Security Agent or Security Agents in accordance with this Agreement, including, in relation to any Additional Liabilities, any person acting in a corresponding capacity;

(iii)          “assets” includes present and future properties, revenues and rights of every description;

(iv)          a “Debt Document” or any other document, agreement or instrument is (other than a reference to a “Debt Document” or any other document, agreement or instrument in “original form”) a reference to that Debt Document, or other document, agreement or instrument, as amended, novated, supplemented, extended or restated as permitted by this Agreement;

(v)           “enforcing” (or any derivation) the Transaction Security shall include the appointment of an administrator (or equivalent officer) of a Debtor by the Security Agent;

(vi)          “indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(vii)         the “original form” of a “Debt Document” or any other document, agreement or instrument is a reference to that Debt Document, document, agreement or instrument as originally entered into;

(viii)        a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(ix)          a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law but if not having the force of law, being a regulation or the like with which the persons to whom it is addressed customarily comply in the ordinary course of their business) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

(x)           “set-off” includes combining accounts and payment netting except that, in relation to any Hedging Liabilities, “set-off” does not include Payment Netting or close-out netting;

(xi)          “shares” or “share capital” include equivalent ownership interests (and “shareholder” and similar expressions shall be construed accordingly); and

(xii)         a provision of law is a reference to that provision as amended or re-enacted.

(b)           Section, Clause and Schedule headings are for ease of reference only.

(c)           Terms defined in or whose interpretation or construction is provided for in the RCF Facility Agreement shall have the same meaning when used in this Agreement unless separately defined or interpreted in this Agreement.

(d)           A Default (other than an Event of Default) is “continuing” if it has not been remedied or waived and an Event of Default is “continuing” if it has not been waived.

(e)           Any Default or Event of Default arising under the Senior Secured Notes Documents will have the meaning ascribed to such term in the Senior Secured Notes Indenture.

(f)            Any Default or Event of Default arising under a Credit Facility Agreement will have the meaning ascribed to such term in that Credit Facility Agreement.

(g)           Any Default or Event of Default arising under any other Debt Document will have the meaning ascribed to such term in the relevant Debt Document.

(h)           In determining whether any Liabilities have been fully and finally discharged, the relevant Creditor Representative (and, if applicable, Security Agent) will disregard contingent liabilities (such as the risk of clawback from a preference claim) except to the extent that it believes there is a reasonable likelihood that those contingent liabilities will become actual liabilities.

(i)            References to a Credit Facility Agent acting on behalf of the Credit Facility Lenders means such Credit Facility Agent acting on behalf of the Credit Facility Lenders which it represents or, if applicable, with the consent of the requisite number of Credit Facility Lenders required under and in accordance with the applicable Credit Facility Agreement.  A Credit Facility Agent will be entitled to seek instructions from the Credit Facility Lenders which it represents to the extent required by the applicable Credit Facility Agreement as to any action to be taken by it under this Agreement.

(j)            References to the Senior Secured Notes Trustee acting on behalf of the Senior Secured Noteholders means such Senior Secured Notes Trustee acting on behalf of the Senior Secured Noteholders which it represents or, if applicable, with the consent of the requisite number of Senior Secured Noteholders required under and in accordance with the applicable Senior Secured Notes Indenture.  A Senior Secured Notes Trustee will be entitled to seek instructions from the Senior Secured Noteholders which it represents to the extent required by the applicable Senior Secured Notes Indenture as to any action to be taken by it under this Agreement.

(k)           Any consent to be given under this Agreement shall mean such consent is to be given in writing, which for the purposes of this Agreement will be deemed to include any instructions, waivers or consents provided through any applicable clearance system in accordance with the terms of the relevant Debt Document.

(l)            Where any defined term in this Agreement is defined after the RCF Discharge Date by reference to the relevant Credit Facility Documents and such Credit Facility Documents do not define such term, then such term shall have the meaning that was given to it in the RCF Facility Agreement immediately before the RCF Discharge Date.

(m)          References to “permitted” under one or more Debt Documents includes a reference to such matters not being prohibited under such documents.

1.3          Third Party Rights

(a)           Unless expressly provided to the contrary in this Agreement, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Rights Act”) to enforce or to enjoy the benefit of any term of this Agreement.

(b)           Notwithstanding any term of this Agreement, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

(c)           Any Receiver or Delegate may, subject to this Clause 1.3 (Third Party Rights) and the Third Parties Rights Act, rely on any Clause of this Agreement which expressly confers rights on it.

(d)           The Third Parties Rights Act shall apply to this Agreement in respect of any Senior Secured Noteholder which by holding a Note has effectively agreed to be bound by the provisions of this Agreement and will be deemed to receive the benefits hereof, and be subject to the terms and conditions hereof, as if such person was a Party hereto. For purposes of this paragraph (d) and paragraph (b) above, upon any person becoming a Noteholder, such person shall be deemed a Party to this Agreement.

2.             RANKING AND PRIORITY

Unless expressly provided to the contrary in this Agreement, the Liabilities shall rank in right and priority of payment in the following order and are postponed and subordinated to any prior ranking Liabilities as follows:

(a)                                 first, the Super Senior Liabilities, the Senior Secured Notes Liabilities, the Senior Secured Hedging Liabilities, the Pari Passu Debt and the Senior Secured Notes Trustee Amounts pari passu and without any preference between them;

(b)                                 second, the Intra-Group Liabilities and the Shareholder Liabilities.

This Agreement does not purport to rank any of the Intra-Group Liabilities and the Shareholder Liabilities as between themselves.

3.             TRANSACTION SECURITY

3.1          Transaction Security

Each of the Parties agrees that the Transaction Security created pursuant to the Transaction Security Documents shall rank and secure on a first ranking basis the Super Senior Liabilities, the Senior Secured Notes Liabilities, the Senior Secured Hedging Liabilities and the Pari Passu Debt, pari passu and without any preference between them (but only to the extent that such Transaction Security is expressed to secure those Liabilities), in each case irrespective of:

(i)            the order of execution, creation, registration, notice, enforcement or otherwise;

(ii)           the date on which any Liability arose;

(iii)          any fluctuation in the amount, or any intermediate discharge in whole or in part, of any Liability.

3.2          Security: Debtors’ Obligations

No Debtor shall (and the Senior Secured Notes Issuer shall procure that no member of the Group will) grant to any of the Secured Parties the benefit of any Security in respect of that Secured Party’s Secured Liabilities, in addition to the Transaction Security, unless (A) the granting of such Security is permitted by the Senior Secured Notes Documents, the Credit Facility Documents and the Pari Passu Debt Documents and (B) to the extent legally possible, at the same time it is also granted either:

(a)           to the Security Agent as agent or trustee for the other Secured Parties in respect of the Secured Liabilities; or

(b)           in the case of any jurisdiction in which effective Security cannot be granted in favour of the Security Agent as agent or trustee for the Secured Parties:

(i)            to the other Secured Parties in respect of the Secured Liabilities; or

(ii)           to the Security Agent under a parallel debt or independent creditor structure for the benefit of the other Secured Parties,

and ranks in the same order of priority as that contemplated in this Clause 3.

3.3          Security and guarantees: Secured Parties

Other than as set out in Clause 4.3 (Security: Ancillary Lenders), the Secured Parties may take, accept or receive the benefit of:

(a)           any Security from any member of the Group in respect of the Secured Liabilities in addition to the Transaction Security if (except for any Security permitted under Clause 4.3 (Security: Ancillary Lenders)) and to the extent legally possible and, at the same time it is also granted to either:

(i)            to the Security Agent as agent or trustee for the other Secured Parties in respect of the Secured Liabilities; or

(ii)           in the case of any jurisdiction in which effective Security cannot be granted in favour of the Security Agent as agent or trustee for the Secured Parties:

(A)          to the other Secured Parties in respect of the Secured Liabilities; or

(B)          to the Security Agent under a parallel debt structure, joint and several creditor structure or agency structure for the benefit of the other Secured Parties,

and ranks in the same order of priority as that contemplated in Clause 3.1 (Transaction Security), provided that all amounts received or recovered by any Secured Party with respect to such Security are immediately paid to the Security Agent and held and applied in accordance with Clause 15 (Application of Proceeds); and

(b)           any guarantee, indemnity or other assurance against loss from any member of the Group in respect of the Secured Liabilities in addition to those in:

(i)            the original form of Credit Facility Documents or the Senior Secured Notes Indenture;

(ii)           this Agreement; or

(iii)          any Shared Assurance,

if (except for any guarantee, indemnity or other assurance against loss permitted under Clause 4.3 (Security: Ancillary Lenders)) and to the extent legally possible, at the same time it is also granted to the other Secured Parties in respect of their Liabilities and ranks in the same order of priority as that contemplated in Clause 2 (Ranking and Priority) and all amounts received or recovered by any Secured Party with respect to such Security are immediately paid to the Security Agent and held and applied in accordance with Clause 15 (Application of Proceeds).

The foregoing notwithstanding, no Pari Passu Creditor may take, accept or receive the benefit of any Security pursuant to paragraph (a) or any guarantee, indemnity or assurance against loss pursuant to paragraph (b) unless the grant of such Security and the giving of such guarantee, indemnity or other assurance is permitted, or not prohibited, by the Credit Facility Documents and the Senior Secured Notes Documents.

3.4          Incremental and Replacement Liabilities

(a)           The Creditors acknowledge that the Debtors (or any of them) may wish to (i) incur incremental Borrowing Liabilities and/or Guarantee Liabilities in respect of incremental Borrowing Liabilities or (ii) refinance Borrowing Liabilities and/or incur Guarantee Liabilities in respect of any such refinancing of Borrowing Liabilities (“Additional Indebtedness”), which in any such case in intended to rank pari passu with any existing Liabilities and/or share pari passu with any Transaction Security and/or to rank behind any existing Liabilities and/or to share in any existing Transaction Security behind such existing Liabilities.  The Creditors confirm that if and to the extent such a financing or refinancing and such ranking and such Transaction Security is:

(i)            in the case of any such Additional Indebtedness which will rank and/or share and/or participate in the order of payments waterfall under this Agreement pari passu with any Liabilities or Security of the Super Senior Creditors, expressly permitted by the terms of the Credit Facility Documents (including, without limitation, pursuant to any consent of the relevant Credit Facility Lenders given in accordance with the applicable Credit Facility Documents), other than any Credit Facility Documents which will be (and are) refinanced in full by such financing or refinancing; and

(ii)           not prohibited by the terms of the Debt Documents (for the avoidance of doubt including any prohibition to share in the Transaction Security),

at such time, they will (at the cost of the Debtors) enter into such documentation as may be necessary to ensure that any obligations and liabilities incurred by the Debtors in respect of such Additional Indebtedness will have the ranking (and that the creditors under such Additional Indebtedness will have the rights and obligations) permitted to be conferred upon it in accordance with the Senior Secured Notes Documents and the Credit Facility Documents (including, without limitation, the entry into a new intercreditor agreement on substantially the same terms as this Agreement) provided that such documentation does not adversely affect the interests of any of the Secured Parties.

(b)           The Senior Secured Notes Trustee is authorised to and shall enter into the documentation described in this Clause 3.4 on behalf of itself and the Senior Secured

Noteholders and the same shall be binding for all purposes on the Senior Secured Noteholders.

(c)           The Creditor Representative in relation to any Pari Passu Debt that constitutes an issuance of debt securities is authorised to and shall enter into the documentation described in this Clause 3.4 above on behalf of itself and the relevant Pari Passu Creditors and the same shall be binding for all purposes on those Pari Passu Creditors.

(d)           If any Credit Facility Lender fails to enter into the documentation described in this Clause 3.4 above within 10 Business Days of being requested to do so by the Security Agent or a Debtor, that Credit Facility Lender’s Creditor Representative is authorised to and shall (provided that the relevant Credit Facility Lender has not notified the relevant Creditor Representative prior to such date that the entry into such documentation would be illegal for or contrary to any regulation with which the relevant Credit Facility Lender is required to comply or customarily complies) enter into such documentation on such Credit Facility Lender’s behalf and the same shall be binding for all purposes on such Credit Facility Lender.

(e)           For the avoidance of doubt, no consent or approval from a Creditor is required to enable a Creditor Representative to act pursuant to this Clause 3.4.

4.             CREDIT FACILITY LENDERS AND CREDIT FACILITY LENDER LIABILITIES

4.1          Payment of Credit Facility Lender Liabilities

The Debtors may make Payments in respect of the Credit Facility Lender Liabilities at any time in accordance with the terms of the Credit Facility Documents.

4.2          Amendments and Waivers of Credit Facility Documents

(a)           Subject to Clause 7.6 (Amendments and Waivers: Hedging Agreements) and paragraph (b) below, the relevant Super Senior Creditors and the Debtors may amend or waive the terms of the Credit Facility Documents in accordance with their terms (and subject to any consent required under them) at any time.

(b)           Without prejudice to Clause 14.2 (Distressed Disposals), the Super Senior Creditors may not:

(i)            consent to the release of any guarantee and indemnity granted under clause 21 (Guarantee and Indemnity) of the RCF Facility Agreement or the equivalent provision in any other Credit Facility Agreement; or

(ii)           consent to the resignation of a member of the Group which has granted a guarantee and indemnity under clause 21 (Guarantee and Indemnity) of the RCF Facility Agreement or the equivalent provision in any other Credit Facility Agreement, unless (A) each Hedge Counterparty has notified the Security Agent that no payment (which is permitted under Clause 7.9 (Permitted Enforcement: Hedge Counterparties)) is at that date due and payable from that member of the Group under clause 21 (Guarantee and Indemnity) of the RCF Facility Agreement or the equivalent provision in any other Credit Facility Agreement or (B) expressly envisaged by the original form of that RCF Facility Agreement or the equivalent provision in any other Credit Facility Agreement or (C) relating to a sale or disposal of an asset in respect of which Clause 14.1 (Non-Distressed Disposal) applies or is otherwise permitted, or not prohibited by, the Credit Facility Documents or (D) the prior consent of the Hedge Counterparties is obtained.

4.3          Security: Ancillary Lenders

No Ancillary Lender will, unless the prior written consent of an Instructing Group is obtained, take, accept or receive from any member of the Group the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities owed to it other than:

(a)           the Transaction Security;

(b)           each guarantee, indemnity or other assurance against loss contained in:

(i)            the original form of Credit Facility Documents;

(ii)           this Agreement; and

(iii)          the Shared Assurance;

(c)           indemnities and assurances against loss contained in the Ancillary Documents no greater in extent than any of those referred to in paragraph (b) above;

(d)           any Credit Facility Cash Cover permitted under the Credit Facility Documents relating to any Ancillary Facility;

(e)           the indemnities contained in an ISDA Master Agreement (in the case of a Hedging Ancillary Agreement which is based on an ISDA Master Agreement) or any indemnities which are similar in meaning and effect to those indemnities (in the case of a Hedging Ancillary Agreement which is not based on an ISDA Master Agreement); or

(f)            any Security, guarantee, indemnity or other assurance against loss giving effect to, or arising as a result of the effect of, any netting or set-off arrangement relating to the Ancillary Facilities for the purpose of netting debit and credit balances arising under the Ancillary Facilities.

4.4          Restriction on Enforcement: Ancillary Lenders

Subject to Clause 4.5 (Permitted Enforcement: Ancillary Lenders), so long as any of the Super Senior Liabilities (other than any Liabilities owed to the Ancillary Lenders) are or may be outstanding, none of the Ancillary Lenders shall be entitled to take any Enforcement Action in respect of any of the Liabilities owed to it in such capacity.

4.5          Permitted Enforcement: Ancillary Lenders

(a)           The Ancillary Lenders may take Enforcement Action if:

(i)            at the same time as, or prior to, that action, Enforcement Action has been taken in respect of the Credit Facility Lender Liabilities (excluding the Liabilities owing to Ancillary Lenders), in which case the Ancillary Lenders may take the same Enforcement Action as has been taken in respect of those Credit Facility Lender Liabilities;

(ii)           on or prior to the RCF Discharge Date, that action is contemplated by the RCF Facility Agreement or Clause 4.3 (Security: Ancillary Lenders);

(iii)          after the RCF Discharge Date, that action is contemplated by, and can be taken by the Ancillary Lenders under, the Credit Facility Documents or Clause 4.3 (Security: Ancillary Lenders), if applicable;

(iv)          that Enforcement Action is taken in respect of Credit Facility Cash Cover which has been provided in accordance with the Credit Facility Documents;

(v)           at the same time as, or prior to, that action, the consent of the Majority Super Senior Creditors to that Enforcement Action is obtained; or

(vi)          an Insolvency Event has occurred in relation to any member of the Group, in which case after the occurrence of that Insolvency Event, each Ancillary Lender shall be entitled (if it has not already done so) to exercise any right it may otherwise have in respect of that member of the Group to:

(A)          accelerate any of that member of the Group’s Credit Facility Lender Liabilities or declare them prematurely due and payable on demand;

(B)          make a demand under any guarantee, indemnity or other assurance against loss given by that member of the Group in respect of any Credit Facility Lender Liabilities;

(C)          exercise any right of set-off or take or receive any Payment in respect of any Credit Facility Lender Liabilities of that member of the Group; or

(D)          claim and prove in the liquidation of that member of the Group for the Credit Facility Lender Liabilities owing to it.

(b)           Clause 4.4 (Restriction on Enforcement: Ancillary Lenders) shall not restrict any right of an Ancillary Lender to net or set-off in relation to a Multi-account Overdraft Facility, in accordance with the terms of the Credit Facility Documents, to the extent that the netting or set-off represents a reduction from a Permitted Gross Amount of that Multi-account Overdraft Facility to or towards its Designated Net Amount.

5.             SENIOR SECURED NOTEHOLDERS AND SENIOR SECURED NOTES LIABILITIES

5.1          Payment of Senior Secured Notes Liabilities

(a)           The Debtors may make Payments of the Senior Secured Notes Liabilities at any time in accordance with the terms of the Senior Secured Notes Documents and to the extent such Payments are not prohibited under clause 25.21 (Notes Purchases) of the RCF Facility Agreement.

(b)           The Parties acknowledge that Senior Secured Notes Trustee Amounts are senior obligations of the Senior Secured Notes Issuer and Original Debtors and payments in respect of the same are not restricted by or subject to the terms of this Agreement.

5.2          Option to purchase: Senior Secured Noteholders and Pari Passu Creditors

After a Distress Event, the Senior Secured Notes Trustee and the Pari Passu Debt Representative may, at the direction and the expense of the Senior Secured Noteholders and the Pari Passu Creditors as applicable (the “Purchasing Secured Creditors”), if:

(a)                                 it gives not less than ten days’ prior written notice to the RCF Agent or Creditor Representative of the Credit Facility Lenders and if applicable, the Hedge Counterparties; and

(b)                                 prior to giving any such notice, it obtains all necessary approvals from the Purchasing Secured Creditors,

acquire or procure the acquisition by a person nominated by the Purchasing Secured Creditors of all (but not part only) of the rights and obligations of the Credit Facility Lenders and the Hedge Counterparties in connection with the Credit Facility Lender Liabilities under the Credit Facility Documents and the Hedging Liabilities under the Hedging Agreements by way of transfer under clause 27 (Changes to the Lenders) of the RCF Facility Agreement or the corresponding provision in any other Credit Facility Documents or relevant Hedging Agreement.

5.3          Terms of Purchase

Any purchase under Clause 5.2 (Option to purchase: Senior Secured Noteholders and Pari Passu Creditors) shall be on the following terms:

(a)           that the transfer is lawful;

(b)           payment in full in cash of an amount equal to the Credit Facility Lender Liabilities outstanding as at the date that amount is to be paid, as determined by the Creditor Representative of the Credit Facility Lenders (acting reasonably) together with costs and expenses (including legal fees) incurred by the Creditor Representative or Credit Facility Lenders as a consequence of giving effect to the transfer to such Purchasing Secured Creditors;

(c)           payment in full of the Hedging Purchase Amount in respect of the transaction under the relevant Hedging Agreements together with costs and expenses (including legal fees) incurred by the relevant Hedge Counterparties as a consequence of giving effect to the transfer to such Purchasing Secured Creditors;

(d)           payment in full in cash of the amount which each Credit Facility Lender certifies to be necessary to compensate it for any loss on account of funds borrowed, contracted for or utilised to fund any amount included in the Credit Facility Lender Liabilities resulting from the receipt of that payment otherwise than on the last day of an interest period as set out in the Credit Facility Agreement;

(e)           after the transfer, no Credit Facility Lender or Hedge Counterparty will be under any actual or contingent liability to any Debtor or any other person under this Agreement, any Credit Facility Document or any Hedging Agreement for which it is not holding cash collateral in an amount and on terms reasonably satisfactory to it;

(f)            the Purchasing Secured Creditors (or, if required by the Credit Facility Lenders and Hedge Counterparties, a third party acceptable to all the Credit Facility Lenders and Hedge Counterparties) indemnifies each Credit Facility Lender and each other Finance Party under such Credit Facility Document on the date of the relevant transfer and each Hedge Counterparty under the Hedging Agreements in respect of all losses which may be sustained or incurred by any Credit Facility Lender or other such Finance Party or Hedge Counterparty as a result of any sum received or recovered by any Credit Facility Lender or any Hedge Counterparty from any Debtor, any Purchasing Secured Creditors or any other person being required (or it being alleged that it is required) to be paid back by or clawed back from any Credit Facility Lender or any Hedge Counterparty for any reason; and

(g)                                  the relevant transfer shall be without recourse to, or warranty from, any Credit Facility Lender or other Finance Party under such Credit Facility Document or Hedge Counterparty under any Hedging Agreements, except that each Credit Facility Lender and Hedge Counterparty shall be deemed to have represented and warranted on the date of that transfer that:

(i)                                     in the case of a Credit Facility Lender, it is the sole owner, free from all Security and third party interests (other than any arising under the RCF Finance Documents, the Credit Facility Documents or by operation of law), of all rights and interests under the RCF Finance Documents or the Credit Facility Documents purporting to be transferred by it by that transfer;

(ii)                                  in the case of a Hedge Counterparty, it is the sole owner, free from all Security and third party interests (other than any arising under the Hedging Agreements or by operation of law) of all rights and interests under the Hedging Agreements purporting to be transferred by it by that transfer;

(iii)                               it has the power to enter into and make, and has taken all necessary action to authorise its entry into and making, that transfer; and

(iv)                              the Credit Facility Lenders and Hedge Counterparties are satisfied with the results of any “know your client” or other checks relating to the identity of any person that they are required by law to carry out in relation to such a transfer.

5.4                               Option to purchase: Senior Secured Notes Trustee and Pari Passu Debt Representative

For the purposes of Clause 5.2 (Option to purchase: Senior Secured Noteholders and Pari Passu Creditors), and Clause 5.3 (Terms of Purchase):

(a)                                 the term “Noteholder” and “Purchasing Secured Creditors” shall not include the Senior Secured Notes Trustee; and

(b)                                 the term “Pari Passu Creditor” and “Purchasing Secured Creditors” shall not include the Pari Passu Debt Representative.

6.                                      PARI PASSU CREDITORS AND PARI PASSU DEBT

6.1                               Entry into Pari Passu Debt Documents

(a)                                 No Debtor shall enter into any Pari Passu Debt Documents if the entry into such Pari Passu Debt Documents (and the incurrence of any financial indebtedness thereunder) is prohibited by the Credit Facility Documents, the Senior Secured Notes Documents or any Pari Passu Debt Documents then outstanding.

(b)                                 No Debtor may enter into a Pari Passu Debt Document unless the prior written consent of the Security Agent to act as security trustee or, as applicable, agent for the holders of the Pari Passu Liabilities thereunder has been obtained.

6.2                               Payment of Pari Passu Debt

The Debtors may make Payments of the Pari Passu Debt at any time in accordance with the Pari Passu Debt Documents subject to any restrictions contained in the Credit Facility Documents or the Senior Secured Notes Documents.

6.3                               Security: Pari Passu Creditors

The Pari Passu Creditors may take, accept or receive the benefit of:

(a)                                 any Security in respect of the Pari Passu Debt in addition to the Transaction Security if, at the same time, it is also granted to the other Secured Parties either:

(i)                                     to the Security Agent as agent or trustee for the other Secured Parties in respect of their Secured Obligations;

(ii)                                  in the case of any jurisdiction in which effective Security cannot be granted in favour of the Security Agent as trustee for the Secured Parties:

(A)                               to the other Secured Parties in respect of their Secured Obligations; or

(B)                               to the Security Agent under a parallel debt or independent creditor structure for the benefit of the other Secured Parties; or

(iii)                               in the case of any Security being granted after the date of this Agreement, to some of the Secured Parties provided that such Security is incremental to Transaction Security that has already been granted in favour of all other Secured Parties and any proceeds derived from the enforcement of such Security will be shared with the Secured Parties in accordance with this Agreement, and ranks in the same order of priority as that contemplated in Clause 3.1 (Transaction Security); and

(b)                                 any guarantee, indemnity or other assurance against loss in respect of the Pari Passu Debt in addition to those in:

(A)                               the original form of the Pari Passu Debt Documents;

(B)                               this Agreement; or

(C)                               any Shared Assurance,

only if, in each case (A) the grant of such Security or the giving of such guarantee, indemnity or other assurance is permitted by the Senior Secured Notes Documents and the Credit Facility Documents, and (B) at the same time, it is also granted to the Credit Facility Lenders and granted to the other Secured Parties in respect of their respective Secured Liabilities and ranks in the same order of priority as that contemplated in Clause 2 (Ranking and Priority) and Clause 3.1 (Transaction Security).

7.                                      HEDGE COUNTERPARTIES AND HEDGING LIABILITIES

7.1                               Identity of New Hedge Counterparties

(a)                                 Subject to paragraph (b) below, no person providing hedging arrangements to any Debtor shall be entitled to share in any of the Transaction Security or in the benefit of any guarantee or indemnity in respect of any of the liabilities arising in relation to those hedging arrangements nor shall those liabilities be treated as Hedging Liabilities unless that person is or becomes a party to this Agreement as a New Hedge Counterparty.

(b)                                 Paragraph (a) above shall not apply to a Hedging Ancillary Lender.

7.2                               Restriction on Payment: Hedging Liabilities

Prior to the later of (i) the Super Senior Discharge Date and (ii) the Senior Secured Notes Discharge Date and (iii) the Pari Passu Debt Discharge Date, the Debtors shall not, and shall procure that no other member of the Group will, make any Payment of the Hedging Liabilities at any time unless:

(a)                                 that Payment is permitted under Clause 7.3 (Permitted Payments: Hedging Liabilities); or

(b)                                 the taking or receipt of that Payment is permitted under paragraph (c) of Clause 7.9 (Permitted Enforcement: Hedge Counterparties).

7.3                               Permitted Payments: Hedging Liabilities

(a)                                 Subject to paragraph (b) below, the Debtors and each other member of the Group may make Payments to any Hedge Counterparty in respect of the Hedging Liabilities then due to that Hedge Counterparty under any Hedging Agreement in accordance with the terms of that Hedging Agreement:

(i)                                     if the Payment is a scheduled Payment arising under the relevant Hedging Agreement;

(ii)                                  to the extent that the relevant Debtor’s obligation to make the Payment arises as a result of the operation of:

(A)                               any of sections 2(d) (Deduction or Withholding for Tax) (and any provision requiring the payment of any tax credit related to Section 2(d)), 2(e) (Default Interest; Other Amounts), 8(a) (Payment in the Contractual Currency), 8(b) (Judgments) and 11 (Expenses) of the 1992 ISDA Master Agreement (if the Hedging Agreement is based on a 1992 ISDA Master Agreement);

(B)                               any of sections 2(d) (Deduction or Withholding for Tax), (and any provision requiring the payment of any tax credit related to Section 2(d)), 8(a) (Payment in the Contractual Currency), 8 (b) (Judgments), 9(h)(i) (Prior to Early Termination) and 11 (Expenses) of the 2002 ISDA Master Agreement (if the Hedging Agreement is based on a 2002 ISDA Master Agreement); or

(C)                               any provision of a Hedging Agreement which is similar in meaning and effect to any provision listed in paragraphs (A) or (B) above (if the Hedging Agreement is not based on an ISDA Master Agreement);

(iii)                               to the extent that the relevant Debtor’s obligation to make the Payment arises from a Non-Credit Related Close-Out;

(iv)                              to the extent that:

(A)                               the relevant Debtor’s obligation to make the Payment arises from (a) a Credit Related Close-Out or (b) a Consensual Close-Out in relation to that Hedging Agreement; and

(B)                               no Secured Debt Event of Default is continuing at the time of that Payment;

(v)                                 if the Majority Super Senior Creditors (excluding the Hedge Counterparties) and Majority Senior Secured Creditors give prior written consent to the Payment being made; or

(vi)                              if the Payment is a Payment pursuant to Clause 15.1 (Order of application).

(b)                                 No Payment may be made to a Hedge Counterparty under paragraph (a) above if any scheduled Payment due from that Hedge Counterparty to a Debtor under a Hedging Agreement to which they are both party is due and unpaid.  For the avoidance of doubt, no payment will be due and unpaid if a Hedge Counterparty is entitled to withhold any payment pursuant to section 2(a)(iii) of the relevant ISDA Master Agreement.

(c)                                  Failure by a Debtor to make a Payment to a Hedge Counterparty which results solely from the operation of paragraph (b) above shall, without prejudice to Clause 7.4 (Payment obligations continue), not result in a default (however described) in respect of that Debtor under that Hedging Agreement.

7.4                               Payment obligations continue

No Debtor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under the terms of any Debt Document by the operation of Clauses 7.2 (Restriction on Payment: Hedging Liabilities) and 7.3 (Permitted Payments: Hedging Liabilities) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

7.5                               No acquisition of Hedging Liabilities

Prior to the Credit Facility Lender Discharge Date, the Debtors shall not, and shall procure that no other member of the Group will:

(a)                                 enter into any Liabilities Acquisition; or

(b)                                 beneficially own all or any part of the share capital of a company that is party to a Liabilities Acquisition,

in respect of any of the Hedging Liabilities unless the prior written consent of the Majority Super Senior Creditors and Majority Senior Secured Creditors is obtained.

7.6                               Amendments and Waivers: Hedging Agreements

(a)                                 Subject to paragraph (b), the Hedge Counterparties may not, at any time, amend or waive any term of the Hedging Agreements.

(b)                                 A Hedge Counterparty may amend or waive any term of a Hedging Agreement in accordance with the terms of that Hedging Agreement if:

(i)                                     that amendment or waiver does not breach another term of this Agreement; and

(ii)                                  that amendment or waiver would not result in a breach of clause 25.15 (Treasury Transactions) of the RCF Facility Agreement or any equivalent clause in the Credit Facility Agreement, Senior Secured Notes Indenture or the Pari Passu Debt Documents.

7.7                               Security: Hedge Counterparties

The Hedge Counterparties may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss from any member of the Group in respect of the Hedging Liabilities other than:

(a)                                 the Transaction Security;

(b)                                 any guarantee, indemnity or other assurance against loss contained in:

(i)                                     this Agreement;

(ii)                                  the original form of any Credit Facility Documents;

(iii)                               any Shared Assurance; or

(iv)                              the relevant Hedging Agreement no greater in extent than any of those referred to in paragraphs (i) to (iii) above; and

(c)                                  the indemnities and rights of set-off and netting contained in the ISDA Master Agreements (in the case of a Hedging Agreement which is based on an ISDA Master Agreement) or any indemnities and rights of set-off and netting which are similar in meaning and effect to those indemnities (in the case of a Hedging Agreement which is not based on an ISDA Master Agreement).

7.8                               Restriction on Enforcement: Hedge Counterparties

Subject to Clause 7.9 (Permitted Enforcement: Hedge Counterparties) and Clause 7.10 (Required Enforcement: Hedge Counterparties) and without prejudice to each Hedge Counterparty’s rights under Clauses 13.3 (Enforcement Instructions) and 13.5 (Manner of enforcement), the Hedge Counterparties shall not take any Enforcement Action in respect of any of the Hedging Liabilities or any of the hedging transactions under any of the Hedging Agreements at any time.

7.9                               Permitted Enforcement: Hedge Counterparties

(a)                                 A Hedge Counterparty may terminate, reduce or close-out in whole or in part any hedging transaction under that Hedging Agreement prior to its stated maturity:

(i)                                     if a Distress Event has occurred;

(ii)                                  if:

(A)                               in relation to a Hedging Agreement which is based on the 1992 ISDA Master Agreement:

(a)                                 an Illegality or Tax Event or Tax Event Upon Merger (each as defined in the 1992 ISDA Master Agreement); or

(b)                                 an event similar in meaning and effect to a “Force Majeure Event” (as defined in paragraph (B) below),

has occurred in respect of that Hedging Agreement;

(B)                               in relation to a Hedging Agreement which is based on the 2002 ISDA Master Agreement, an Illegality or Tax Event, Tax Event Upon Merger or a Force Majeure Event (each as defined in the 2002 ISDA Master Agreement) has occurred in respect of that Hedging Agreement; or

(C)                               in relation to a Hedging Agreement which is not based on an ISDA Master Agreement, any event similar in meaning and effect to an event described in paragraphs (A) or (B) above has occurred under and in respect of that Hedging Agreement;

(iii)                               if an Event of Default has occurred and is continuing under either clause 26.6 (Insolvency), clause 26.7 (Insolvency proceedings) or clause 26.8 (Creditors Process) of the RCF Facility Agreement (or the equivalent provisions of any other Credit Facility Documents), paragraphs (k) and (l) of section 6.01 (Events of Default) of the Senior Secured Notes Indenture or the equivalent provisions of any Pari Passu Debt Document in relation to a Debtor which is party to that Hedging Agreement;

(iv)                              if the Majority Super Senior Creditors (excluding the Hedge Counterparties) and Majority Senior Secured Creditors give prior written consent to that termination or close-out being made;

(v)                                 if the Hedge Counterparty and the relevant Debtor consensually agree to close out a transaction under a Hedging Agreement and no Default is continuing under any Credit Facility Document, Senior Secured Notes Document or Pari Passu Debt Document or would result from that action; or

(vi)                              if the Hedge Counterparties cease to be secured under the Transaction Security Documents or to be guaranteed under the Credit Facility Document, in each case, without their consent.

(b)                                 If a Debtor has defaulted on any Payment due under a Hedging Agreement and the default has continued unwaived or unremedied for more than 14 Business Days after notice of that default has been given to the relevant Debtor under that Hedging Agreement, with a copy to the Security Agent pursuant to paragraph (i) of Clause 23.3 (Notification of prescribed events), the relevant Hedge Counterparty:

(i)                                     may terminate or close-out in whole or in part any hedging transaction under that Hedging Agreement; and

(ii)                                  until such time as the Security Agent has given notice to that Hedge Counterparty that the Transaction Security is being enforced (or that any formal steps are being taken to enforce the Transaction Security), shall be entitled to exercise any right it might otherwise have to sue for, commence or join legal or arbitration proceedings against any Debtor to recover any Hedging Liabilities due under that Hedging Agreement (excluding, for the avoidance of doubt, any enforcement of the Transaction Security).

(c)                                  After the occurrence of an Insolvency Event in relation to any member of the Group, each Hedge Counterparty shall be entitled to exercise any right it may otherwise have in respect of that member of the Group to:

(i)                                     prematurely close-out or terminate any Hedging Liabilities under any Hedging Agreement with that member of the Group owing to it in accordance with the terms of the relevant Hedging Agreement;

(ii)                                  make a demand under any guarantee, indemnity or other assurance against loss given by that member of the Group in respect of any Hedging Liabilities owing to it;

(iii)                               exercise any right of set-off as between any Hedging Liabilities or take or receive any Payment in respect of any Hedging Liabilities of that member of the Group owing to it; or

(iv)                              claim and prove in the liquidation of that member of the Group for the Hedging Liabilities owing to it.

7.10                        Required Enforcement: Hedge Counterparties

(a)                                 Subject to paragraph (b) below, a Hedge Counterparty shall promptly terminate or close-out in full any transaction under all or any of the Hedging Agreements to which it is party prior to their stated maturity, following:

(i)                                     the occurrence of an Acceleration Event and delivery to it of a notice from the Security Agent that an Acceleration Event has occurred; and

(ii)                                  delivery to it of a subsequent notice from the Security Agent (acting on the instructions of an Instructing Group) instructing it to do so.

(b)                                 Paragraph (a) above shall not apply to the extent that that Acceleration Event occurred as a result of an arrangement made between any Debtor and any Primary Creditor with the purpose of bringing about that Acceleration Event.

(c)                                  If a Hedge Counterparty is entitled to terminate or close-out any transaction under paragraph (b) of Clause 7.9 (Permitted Enforcement: Hedge Counterparties) (or would have been able to if that Hedge Counterparty had given the notice referred to in that paragraph) but has not terminated or closed out each such transaction, that Hedge Counterparty shall promptly terminate or close-out in full each such transaction following a request by the Security Agent (acting on the instructions of an Instructing Group) instructing it to do so.

7.11                        Treatment of Payments due to Debtors on termination of transactions under Hedging Agreements

(a)                                 If, on termination of any hedging transaction under any Hedging Agreement occurring after a Distress Event, a settlement amount or other amount (following the application of any Close-Out Netting, Payment Netting or Inter-Hedging Agreement Netting in respect of that Hedging Agreement) falls due from a Hedge Counterparty to the relevant Debtor then that amount shall be paid by that Hedge Counterparty to the Security Agent, treated as the proceeds of enforcement of the Transaction Security and applied in accordance with the terms of this Agreement.

(b)                                 The payment of that amount by the Hedge Counterparty to the Security Agent in accordance with paragraph (a) above shall discharge the Hedge Counterparty’s obligation to pay that amount to that Debtor.

7.12                        Terms of Hedging Agreements

The Hedge Counterparties (to the extent a Hedge Counterparty is a party to the Hedging Agreement in question) and the Debtors party to the Hedging Agreements shall ensure that, at all times:

(a)                                 each Hedging Agreement documents only hedging arrangements entered into for the purpose of hedging the types of liabilities described in the definition of “Hedging Agreement” and that no other hedging arrangements are carried out under or pursuant to a Hedging Agreement;

(b)                                 each Hedging Agreement is based either:

(i)                                     on an ISDA Master Agreement; or

(ii)                                  on another framework agreement which is similar in effect to an ISDA Master Agreement; and

(c)                                  in the event of a termination of a hedging transaction entered into under a Hedging Agreement, whether as a result of:

(i)                                     a Termination Event or an Event of Default, each as defined in the relevant Hedging Agreement (in the case of a Hedging Agreement which is based on an ISDA Master Agreement); or

(ii)                                  an event similar in meaning and effect to either of those described in paragraph (i) above (in the case of a Hedging Agreement which is not based on an ISDA Master Agreement), that Hedging Agreement will:

(A)                               if it is based on a 1992 ISDA Master Agreement, provide for payments under the “Second Method” and will make no material amendment to section 6(e) (Payments on Early Termination) of the ISDA Master Agreement;

(B)                               if it is based on a 2002 ISDA Master Agreement, make no material amendment to the provisions of section 6(e) (Payments on Early Termination) of the ISDA Master Agreement; or

(C)                               if it is not based on an ISDA Master Agreement, provide for any other method the effect of which is that the party to which that event is referable will be entitled to receive payment under the relevant termination provisions if the net replacement value of all terminated transactions entered into under that Hedging Agreement is in its favour; and

(D)                               each Hedging Agreement will provide that the relevant Hedge Counterparty will be entitled to designate an Early Termination Date or otherwise be able to terminate each transaction under such Hedging Agreement if so required pursuant to Clause 7.10 (Required Enforcement: Hedge Counterparties).

8.                                      INTRA-GROUP LENDERS AND INTRA-GROUP LIABILITIES

8.1                               Restriction on Payment: Intra-Group Liabilities

Prior to the Final Discharge Date, the Debtors shall not, and shall procure that no other member of the Group will, make any Payments of the Intra-Group Liabilities at any time unless:

(a)                                 that Payment is permitted under Clause 8.2 (Permitted Payments: Intra-Group Liabilities); or

(b)                                 the taking or receipt of that Payment is permitted under paragraph (c) of Clause 8.7 (Permitted Enforcement: Intra-Group Lenders).

8.2                               Permitted Payments: Intra-Group Liabilities

(a)                                 Subject to paragraph (b) below, the Debtors may make Payments in respect of the Intra-Group Liabilities (whether of principal, interest or otherwise) from time to time when due and the Intra-Group Lenders may accept or agree to accept any such payment at any time.

(b)                                 Payments in respect of the Intra-Group Liabilities may not be made pursuant to paragraph (a) above if, at the time of the Payment, an Acceleration Event has occurred and is continuing under any of the Debt Documents unless:

(i)                                     prior to the Secured Debt Discharge Date, the Instructing Group has consented to that Payment being made; or

(ii)                                  that Payment is made to facilitate Payment of the Secured Liabilities.

8.3                               Payment obligations continue

No member of the Group shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Debt Document by the operation of Clauses 8.1 (Restriction on Payment: Intra-Group Liabilities) and 8.2 (Permitted Payments: Intra-Group Liabilities) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

8.4                               Acquisition of Intra-Group Liabilities

(a)                                 Subject to paragraph (b) below, each Debtor may, and may permit any other member of the Group to:

(i)                                     enter into any Liabilities Acquisition; or

(ii)                                  beneficially own all or any part of the share capital of a company that is party to a Liabilities Acquisition,

in respect of any Intra-Group Liabilities at any time.

(b)                                 Subject to paragraph (c) below, no action described in paragraph (a) above may take place in respect of any Intra-Group Liabilities if:

(i)                                     that action would result in a breach of:

(A)                               (prior to the Super Senior Discharge Date) any Credit Facility Document;

(B)                               (prior to the Senior Secured Notes Discharge Date) the Senior Secured Notes Indenture pursuant to which any Senior Secured Notes remain outstanding (as applicable); or

(C)                               (prior to the Pari Passu Debt Discharge Date) any Pari Passu Debt Documents;

(ii)                                  that action is between a Debtor and a member of the Group which is not a Debtor and at the time of that action, an Event of Default has occurred and is continuing under any of the Debt Documents; or

(iii)                               that action is between a Debtor and another Debtor and at the time of that action, an Acceleration Event or Insolvency Event has occurred under any of the Debt Documents.

(c)                                  The restrictions in paragraph (b) above shall not apply if:

(i)                                     prior to the Super Senior Discharge Date, the Instructing Group has consented to that action;

(ii)                                  on or after the Super Senior Discharge Date but prior to the Senior Secured Notes Discharge Date, the Majority Senior Secured Creditors give written consent to that action; or

(iii)                               that action is taken to facilitate Payment of the Secured Liabilities.

8.5                               Security: Intra-Group Lenders

Prior to the Final Discharge Date, no Intra-Group Lender may take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of the Intra-Group Liabilities unless:

(a)                                 that Security, guarantee, indemnity or other assurance against loss is not prohibited under the terms of the Credit Facility Documents, the Senior Secured Notes Documents or the Pari Passu Debt Documents;

(b)                                 prior to the Super Senior Discharge Date, the prior written consent of the Instructing Group is obtained; or

(c)                                  on or after the Super Senior Discharge Date but prior to the Senior Secured Notes Discharge Date, the prior written consent of the Majority Senior Secured Creditors is obtained.

8.6                               Restriction on enforcement: Intra-Group Lenders

Subject to Clause 8.7 (Permitted Enforcement: Intra-Group Lenders), no Intra-Group Lender shall be entitled to take any Enforcement Action (other than rights of set-off to enable Permitted Intra-Group Payments) in respect of any of the Intra-Group Liabilities at any time prior to the Final Discharge Date.

8.7                               Permitted Enforcement: Intra-Group Lenders

Prior to the Final Discharge Date and after the occurrence of an Insolvency Event in relation to any member of the Group or grantor of Transaction Security, each Intra-Group Lender may (unless otherwise directed by the Security Agent or unless the Security Agent has taken, or has given notice that it intends to take, action on behalf of that Intra-Group Lender in accordance with Clause 10.5 (Filing of claims)), and shall if so directed by the Security Agent, exercise any right it may otherwise have against that member of the Group to:

(a)                                 accelerate any of that member of the Group’s Intra-Group Liabilities or declare them prematurely due and payable or payable on demand;

(b)                                 make a demand under any guarantee, indemnity or other assurance against loss given by that member of the Group in respect of any Intra-Group Liabilities;

(c)                                  exercise any right of set-off or take or receive any Payment in respect of any Intra-Group Liabilities of that member of the Group; or

(d)                                 file claims and prove in the liquidation of that member of the Group for the Intra-Group Liabilities owing to it,

but shall not take any other Enforcement Action.

8.8                               Representations: Intra-Group Lenders

On the date of this Agreement, each Intra-Group Lender which is not a Debtor represents and warrants to the Primary Creditors, the Security Agent and the Creditor Representatives that:

(a)                                 it is a limited liability company, foundation, or, as the case may be, limited partnership duly incorporated or organised (as applicable) and validly existing under the laws of its jurisdiction of incorporation or organisation;

(b)                                 subject to the Legal Reservations, the obligations expressed to be assumed by it in this Agreement are legal, valid, binding and enforceable obligations; and

(c)                                  the entry into and performance by it of this Agreement does not and will not conflict with:

(i)                                     any law or regulation applicable to it, its constitutional documents or to an extent which could reasonably be expected to have a Material Adverse Effect, any agreement or instrument binding upon it or any of its assets; or

(ii)                                  any agreement or instrument binding on it or any of its assets which constitute a default or termination event (however described) under any such agreement or instrument save to the extent that any such conflict, default or termination event could not reasonably be expected to have a Material Adverse Effect.

The terms “Legal Reservations” and “Material Adverse Effect” shall have the meanings provided in the RCF Facility Agreement or, following the RCF Discharge Date, the other Credit Facility Documents (if applicable).

8.9                               Intra-Group Lenders’ Agent

(a)                                 Each Intra-Group Lender (other than the Senior Secured Notes Issuer) irrevocably appoints the Senior Secured Notes Issuer to act on its behalf as its agent in relation to this Agreement and irrevocably authorises:

(i)                                     the Senior Secured Notes Issuer on its behalf to supply all information concerning itself contemplated by this Agreement to the other Parties and to give and receive all notices, consents and instructions, to agree, accept and execute on its behalf all documents in connection with this Agreement (including amendments and variations of, and consents under, this Agreement) and to take such other action as may be necessary or desirable under, or in connection with, this Agreement; and

(ii)                                  each other Party to give any notice, demand or other communication to that Intra-Group Lender pursuant to this Agreement to the Senior Secured Notes Issuer.

(b)                                 Each Intra-Group Lender (other than the Senior Secured Notes Issuer) confirms that:

(i)                                     it will be bound by any action taken by the Senior Secured Notes Issuer under, or in connection with, this Agreement; and

(ii)                                  each other Party may rely on any action purported to be taken by the Senior Secured Notes Issuer on behalf of that Intra-Group Lender.

9.                                      SHAREHOLDER CREDITORS AND SHAREHOLDER LIABILITIES

9.1                               Restriction on Payment: Shareholder Liabilities

Prior to the Final Discharge Date, the Debtors shall not, and shall procure that no other member of the Group will, make any Payments of the Shareholder Liabilities at any time unless:

(a)                                 that Payment is permitted under Clause 9.2 (Permitted Payments: Shareholder Creditors); or

(b)                                 the taking or receipt of that Payment is permitted under paragraph (c) of Clause 9.8 (Permitted Enforcement: Shareholder Creditors).

9.2                               Permitted Payments: Shareholder Liabilities

The Debtors may only make Payments in respect of the Shareholder Liabilities (whether of principal, interest or otherwise) from time to time when due if:

(a)                                 the payment not prohibited by the RCF Finance Documents, the Senior Secured Notes Documents or the Pari Passu Debt Documents;

(b)                                 prior to the Super Senior Discharge Date, the Instructing Group give written consent to the Payment being made; or

(c)                                  on or after the Super Senior Discharge Date but prior to the Senior Secured Notes Discharge Date, the Majority Senior Secured Creditors give written consent to that Payment being made, provided that, prior to the occurrence of a Distress Event, any Shareholder Liabilities may be capitalised, replaced or refinanced by the issuance of equity share capital in the Senior Secured Notes Issuer or by new Shareholder Liabilities subject to the following:

(i)                                     if such capitalisation, replacement or refinancing is by way of the issuance of equity share capital, such share capital shall not be Disqualified Shares and shall be subject to the Transaction Security; and

(ii)                                  if such capitalisation, replacement or refinancing is by way of the issuance of new Shareholder Liabilities, such Shareholder Liabilities (w) are subject to the Transaction Security, (x) are subordinated to the Secured Liabilities under the terms of this Agreement and are otherwise subject to the terms of this Agreement, (y) do not provide for any cash payment to be made by a member of the Group prior to the date falling 12 months after the Secured Debt Discharge Date, and (z) do not mature prior to the date falling 12 months after the Secured Debt Discharge Date; and

(iii)                               in each case, no cash or other payment is made in respect of such capitalisation, replacement or refinancing.

9.3                               Payment obligations continue

No Debtor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Debt Document by the operation of Clauses 9.1 (Restriction on Payment: Shareholder Liabilities) and 9.2 (Permitted Payments: Shareholder Liabilities) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

9.4                               Acquisition of Shareholder Liabilities

Prior to the Final Discharge Date, no Debtor may, and may not permit any other member of the Group to:

(a)                                 enter into any Liabilities Acquisition; or

(b)                                 beneficially own all or any part of the share capital of a company that is party to a Liabilities Acquisition,

in respect of any Shareholder Liabilities at any time unless:

(i)                                     it is not prohibited by any Credit Facility Document, the Senior Secured Notes Documents or the Pari Passu Debt Documents;

(ii)                                  prior to the Super Senior Discharge Date, the Instructing Group; or

(iii)                               on or after the Super Senior Discharge Date but prior to the Senior Secured Notes Discharge date, the Majority Senior Secured Creditors,

have consented to that action.

9.5                               Amendments and Waivers: Shareholder Liabilities

Prior to the Final Discharge Date, a Shareholder Creditor may not amend or waive the terms of any agreement evidencing the terms of the Shareholder Liabilities unless:

(a)                                 the amendment or waiver is not prohibited by the Credit Facility Documents or the Senior Secured Notes Documents or the Pari Passu Debt Documents and following the amendment or waiver, the Shareholder Creditors would still not have recourse to any member of the Group other than the Senior Secured Notes Issuer and the Shareholder Liabilities would otherwise meet the criteria for “Subordinated Shareholder Funding” in the Credit Facility Documents, the Senior Secured Notes Documents and the Pari Passu Debt Documents;

(b)                                 the amendment or waiver is of a minor and administrative nature and is not prejudicial to the Primary Creditors;

(c)                                  prior to the Super Senior Discharge Date, the prior written consent of the Majority Super Senior Creditors and the Majority Senior Secured Creditors is obtained; or

(d)                                 on or after the Super Senior Discharge Date but prior to the Senior Secured Notes Discharge Date, the prior written consent of the Majority Senior Secured Creditors is obtained.

9.6                               Security: Shareholder Creditors

Prior to the Final Discharge Date, the Shareholder Creditors may not take, accept or receive the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of the Shareholder Liabilities.

9.7                               Restriction on enforcement: Shareholder Creditors

Subject to Clause 9.8 (Permitted Enforcement: Shareholder Creditors), none of the Shareholder Creditors shall be entitled to take any Enforcement Action in respect of any of the Shareholder Liabilities at any time prior to the Final Discharge Date.

9.8                               Permitted Enforcement: Shareholder Creditors

Prior to the Final Discharge Date and after the occurrence of an Insolvency Event in relation to any member of the Group or grantor of Transaction Security, each Shareholder Creditor may (unless otherwise directed by the Security Agent or unless the Security Agent has taken, or has given notice that it intends to take, action on behalf of that Shareholder Creditor in accordance with Clause 10.5 (Filing of claims)), and shall if so directed by the Security Agent, exercise any right it may otherwise have against that member of the Group to:

(a)                                 accelerate any of that member of the Group’s Shareholder Liabilities or declare them prematurely due and payable or payable on demand;

(b)                                 make a demand under any guarantee, indemnity or other assurance against loss given by that member of the Group in respect of any Shareholder Liabilities;

(c)                                  exercise any right of set-off or take or receive any Payment in respect of any Shareholder Liabilities of that member of the Group; or

(d)                                 claim and prove in the liquidation of that member of the Group for the Shareholder Liabilities owing to it,

but shall not take any other Enforcement Action.

10.                               EFFECT OF INSOLVENCY EVENT

10.1                        Credit Facility Cash Cover

This Clause 10 is subject to Clause 15.3 (Treatment of Credit Facility Cash Cover) and in the case of a Senior Secured Notes Trustee to Clause 20.5 (Turnover obligations).

10.2                        Payment of distributions

(a)                                 Without limitation to Clause 11 (Turnover of Receipts) and Clause 15 (Application of Proceeds), after the occurrence of an Insolvency Event, any Subordinated Creditor entitled to receive a distribution out of the assets of the relevant member of the Group subject to the Insolvency Event in respect of Subordinated Liabilities shall, to the extent it is able to do so, including pursuant to applicable law and regulation, direct the person responsible for the distribution of the assets of the relevant member of the Group to pay that distribution to the Security Agent until the Liabilities owing to the Secured Parties under the Secured Debt Documents have been paid in full.

(b)                                 The Security Agent shall apply distributions paid to it under paragraph (a) above in accordance with Clause 15 (Application of Proceeds).

10.3                        Set-Off

(a)                                 Subject to paragraph (b) below, to the extent that any member of the Group’s Liabilities are discharged by way of set-off (mandatory or otherwise) after the occurrence of an Insolvency Event, any Subordinated Creditor which benefited from that set-off shall pay an amount equal to the amount of the Liabilities owed to it which are discharged by that set-off to the Security Agent for application in accordance with Clause 15 (Application of Proceeds).

(b)                                 Paragraph (a) above shall not apply to:

(i)                                     any such discharge of the Multi-account Overdraft Liabilities to the extent that the relevant discharge represents a reduction from a Permitted Gross Amount of a Multi-account Overdraft Facility to or towards its Designated Net Amount;

(ii)                                  any Close-Out Netting by a Hedge Counterparty or a Hedging Ancillary Lender;

(iii)                               any Payment Netting by a Hedge Counterparty or a Hedging Ancillary Lender;

(iv)                              any Inter-Hedging Agreement Netting by a Hedge Counterparty; and

(v)                                 any Inter-Hedging Ancillary Document Netting by a Hedging Ancillary Lender.

10.4                        Non-cash distributions

If the Security Agent or any other Secured Party receives a distribution in a form other than in cash in respect of any of the Liabilities, the Liabilities will not be reduced by that distribution until and except to the extent that the realisation proceeds are actually applied towards the Liabilities.

10.5                        Filing of claims

Without prejudice to any Ancillary Lender’s right of netting or set-off relating to a Multi-account Overdraft Facility (to the extent that the netting or set-off represents a reduction from a Permitted Gross Amount of that Multi-account Overdraft Facility to or towards its Designated Net Amount), until the Secured Debt Discharge Date, after the occurrence of an Insolvency Event each Subordinated Creditor irrevocably authorises the Security Agent (acting in accordance with Clause 10.7 (Security Agent instructions)), on its behalf, to:

(a)                                 take any Enforcement Action (in accordance with the terms of this Agreement) against the relevant member of the Group;

(b)                                 demand, sue, prove and give receipt for any or all of the relevant member of the Group’s Liabilities;

(c)                                  collect and receive all distributions on, or on account of, any or all of the relevant member of the Group’s Liabilities; and

(d)                                 file claims, take proceedings and do all other things the Security Agent considers reasonably necessary to recover the relevant Debtor’s Liabilities.

10.6                        Creditors’ actions

Each Subordinated Creditor will:

(a)                                 do all things that the Security Agent (acting in accordance with Clause 10.7 (Security Agent Instructions)) requests in order to give effect to this Clause 10; and

(b)                                 if the Security Agent is not entitled to take any of the actions contemplated by this Clause 10 or if the Security Agent (acting in accordance with Clause 10.7 (Security Agent Instructions)) requests that a Subordinated Creditor take that action, undertake that action itself in accordance with the instructions of the Security Agent (acting in accordance with Clause 10.7 (Security Agent Instructions)) or grant a power of attorney to the Security Agent (on such terms as the Security Agent (acting in accordance with Clause 10.7 (Security Agent Instructions)) may reasonably require) to enable the Security Agent to take such action.

10.7                        Security Agent instructions

For the purposes of Clause 10.5 (Filing of claims) and Clause 10.6 (Creditors’ actions) the Security Agent shall act:

(a)                                 on the instructions of the Instructing Group; or

(b)                                 in the absence of any such instructions, in accordance with Clause 13.3 (Enforcement Instructions).

11.                               TURNOVER OF RECEIPTS

11.1                        Credit Facility Cash Cover

This Clause 11 is subject to Clause 15.3 (Treatment of Credit Facility Cash Cover) and, in the case of a Senior Secured Notes Trustee, to Clause 20.5 (Turnover obligations).

11.2                        Turnover by the Primary Creditors

Subject to Clause 11.4 (Exclusions), Clause 11.5 (Permitted assurance and receipts) and, in the case of a Senior Secured Notes Trustee, to Clause 20.5 (Turnover obligations), if at any time prior to the Priority Debt Discharge Date any Primary Creditor receives or recovers the proceeds of any enforcement of any Transaction Security (whether before or after an Insolvency Event) except in accordance with Clause 15 (Application of Proceeds), that Primary Creditor will:

(a)                                 in relation to receipts and recoveries not received or recovered by way of set-off:

(i)                                     hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Security Agent and separate from other assets, property or funds and promptly pay that amount to the Security Agent for application in accordance with the terms of this Agreement; and

(ii)                                  promptly pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Security Agent for application in accordance with the terms of this Agreement; and

(b)                                 in relation to receipts and recoveries received or recovered by way of set-off, promptly pay an amount equal to that receipt or recovery to the Security Agent for application in accordance with the terms of this Agreement.

11.3                        Turnover by the Subordinated Creditors

Subject to Clause 11.5 (Permitted assurance and receipts), if at any time prior to the Final Discharge Date, any Subordinated Creditor receives or recovers:

(a)                                 any Payment or distribution of, or on account of or in relation to, any of the Liabilities which is not either:

(i)                                     a Permitted Payment; or

(ii)                                  made in accordance with Clause 15 (Application of Proceeds);

(b)                                 other than where Clause 10.3 (Set-Off) applies, any amount by way of set-off in respect of any of the Liabilities owed to it which does not give effect to (i) a Permitted Payment; (ii) any action referred to in subparagraphs (A) or (B) of the definition of “Enforcement Action” in Clause 1.1 (Definitions); or (iii) any action which is permitted by Clause 8.7(b); or

(c)                                  notwithstanding paragraphs (a) and (b) above, and other than where Clause 10.3 (Set-Off) applies, any amount:

(i)                                     on account of, or in relation to, any of the Shareholder Liabilities or the Intra-Group Liabilities:

(A)                               after the occurrence of a Distress Event; or

(B)                               as a result of any other litigation or proceedings against a Debtor or a member of the Group where the Intra-Group Lender has provided Transaction Security in respect of Intra-Group Liabilities owed by that member of the Group (other than after the occurrence of an Insolvency Event in respect of that Debtor or that member of the Group), other than, in each case, any amount received or recovered in accordance with Clause 16 (Application of Proceeds); or

(ii)                                  by way of set-off in respect of any of the Shareholder Liabilities or Intra-Group Liabilities owed to it after the occurrence of a Distress Event; or

(d)                                 other than where Clause 10.3 (Set-Off) applies, any distribution in cash or in kind or Payment of, or on account of or in relation to, any of the Shareholder Liabilities or Intra-Group Liabilities owed by any Debtor which is not in accordance with Clause 15 (Application of Proceeds) and which is made as a result of, or after, the occurrence of an Insolvency Event in respect of that Debtor, that Subordinated Creditor (as applicable) will:

(i)                                     in relation to receipts and recoveries not received or recovered by way of set-off:

(A)                               hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Security Agent and separate from other assets, property or funds and promptly pay that amount to the Security Agent for application in accordance with the terms of this Agreement; and

(B)                               promptly pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Security Agent for application in accordance with the terms of this Agreement; and

(ii)                                  in relation to receipts and recoveries received or recovered by way of set-off, promptly pay an amount equal to that recovery to the Security Agent for application in accordance with the terms of this Agreement.

11.4                        Exclusions

Clauses 11.2 (Turnover by the Primary Creditors) shall not apply to any receipt or recovery:

(a)                                 by way of:

(i)                                     Close-Out Netting by a Hedge Counterparty or a Hedging Ancillary Lender;

(ii)                                  Payment Netting by a Hedge Counterparty or a Hedging Ancillary Lender;

(iii)                               Inter-Hedging Agreement Netting by a Hedge Counterparty; or

(iv)                              Inter-Hedging Ancillary Agreement Netting by a Hedging Ancillary Lender; or

(b)                                 by an Ancillary Lender by way of that Ancillary Lender’s right of netting or set-off relating to a Multi-account Overdraft Facility (to the extent that that netting or set-off represents a reduction from a Permitted Gross Amount of that Multi-account Overdraft Facility to or towards its Designated Net Amount);

(c)                                  made in accordance with Clause 16 (Equalisation).

11.5                        Permitted assurance and receipts

Nothing in this Agreement shall restrict the ability of any Primary Creditor to:

(a)                                 arrange with any person which is not a member of the Group or a Holding Company of a member of the Group any assurance against loss in respect of, or reduction of its credit exposure to, a Debtor (including assurance by way of credit based derivative or sub-participation); or

(b)                                 make any assignment or transfer permitted by Clause 19 (Changes to the Parties),

which is permitted by the relevant Credit Facility Documents, Senior Secured Notes Documents and Pari Passu Debt Documents and is not in breach of Clause 7.5 (No Acquisition of Hedging Liabilities) or Clause 8.4 (Acquisition of Intra-Group Liabilities) or Clause 9.4 (Acquisition of Shareholder Liabilities) and that Primary Creditor shall not be obliged to account to any other Party for any sum received by it as a result of that action.

11.6                        Sums received by Debtors

If any of the Debtors receives or recovers any sum which, under the terms of any of the Debt Documents, should have been paid to the Security Agent, that Debtor will:

(a)                                 hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Security Agent and separate from other assets, property or funds and promptly pay that amount to the Security Agent for application in accordance with the terms of this Agreement; and

(b)                                 promptly pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Security Agent for application in accordance with the terms of this Agreement.

11.7                        Saving provision

If, for any reason, any of the trusts expressed to be created in this Clause 11 should fail or be unenforceable, the affected Creditor, Subordinated Creditor or Debtor will promptly pay an amount equal to that receipt or recovery to the Security Agent to be held on trust by the Security Agent for application in accordance with the terms of this Agreement.

11.8                        Non-creation of charge

Nothing in this Clause 11 or any other provision of this Agreement is intended to or shall create a charge or other security.

12.                               REDISTRIBUTION

12.1                        Recovering Creditor’s rights

(a)                                 Any amount paid by a Creditor (a “Recovering Creditor”) to the Security Agent under Clause 10 (Effect of Insolvency Event) or Clause 11 (Turnover of Receipts)

shall be treated as having been paid by the relevant Debtor and distributed to the Security Agent, the Creditor Representatives, the Arrangers and the Primary Creditors (each a “Sharing Creditor”) in accordance with the terms of this Agreement.

(b)                                 On a distribution by the Security Agent under paragraph (a) above of a Payment received by a Recovering Creditor from a Debtor, as between the relevant Debtor and the Recovering Creditor an amount equal to the amount received or recovered by the Recovering Creditor and paid to the Security Agent (the “Shared Amount”) will be treated as not having been paid by that Debtor and to the extent permitted by law, the liability of the relevant Debtor to the relevant Creditor shall be increased (or shall be treated as not having been reduced) by an amount equal to the Shared Amount made by such Creditor to the Security Agent pursuant to paragraph (a) above and the relevant Debtor shall indemnify the relevant Creditor against any loss it may suffer as a result of paying such Shared Amount.

12.2                        Reversal of redistribution

(a)                                 If any part of the Shared Amount received or recovered by a Recovering Creditor becomes repayable to a Debtor and is repaid by that Recovering Creditor to that Debtor, then:

(i)                                     each Sharing Creditor and, in the case of any Senior Secured Notes Trustee, subject to Clause 20.5 (Turnover obligations) shall, upon request of the Security Agent, pay to the Security Agent for the account of that Recovering Creditor an amount equal to the appropriate part of its share of the Shared Amount received by it (together with an amount as is necessary to reimburse that Recovering Creditor for its proportion of any interest on the Shared Amount which that Recovering Creditor is required to pay) (the “Redistributed Amount”); and

(ii)                                  as between the relevant Debtor and each relevant Sharing Creditor, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Debtor.

(b)                                 The Security Agent shall not be obliged to pay any Redistributed Amount to a Recovering Creditor under paragraph (a)(i) above until it has been able to establish to its satisfaction that it has actually received that Redistributed Amount from the relevant Sharing Creditor.

12.3                        Deferral of Subrogation

(a)                                 No Creditor or Debtor will exercise any rights which it may have by reason of the performance by it of its obligations under the Debt Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights under the Debt Documents of any Creditor which ranks ahead of it in accordance with the priorities set out in Clause 2 (Ranking and Priority) until such time as all of the Liabilities owing to each prior ranking Creditor (or, in the case of any Debtor, owing to each Creditor) have been irrevocably paid in full.

(b)                                 No Subordinated Creditor will exercise any rights which it may have to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights under the Debt Documents of any Creditor until such time as all of the Liabilities owing to each Creditor have been irrevocably paid in full.

12.4                        Exceptions

(a)                                 This Clause 12 shall not apply to the extent that the Recovering Creditor would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Debtor and, in such case, the Recovering Creditor shall be entitled to rely on Clause 16 (Equalisation).

(b)                                 A Recovering Creditor is not obliged to share with any Secured Party any amount which the Recovering Creditor has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)                                     it notified that Secured Party of the legal or arbitration proceedings; and

(ii)                                  that Secured Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

13.                               ENFORCEMENT OF TRANSACTION SECURITY

13.1                        Credit Facility Cash Cover

This Clause 13 is subject to Clause 15.3 (Treatment of Credit Facility Cash Cover).

13.2                        Enforcement

The Secured Parties shall not give instructions to the Security Agent as to the Enforcement of the Transaction Security other than in accordance with this Agreement.

13.3                        Enforcement Instructions

(a)                                 The Security Agent may refrain from enforcing the Transaction Security or taking any other Enforcement Action unless instructed otherwise by the Instructing Group in accordance with Clause 13.4 (Enforcement Instructions — Consultation Periods).

(b)                                 Subject to the Transaction Security having become enforceable in accordance with its terms and subject to Clause 13.4 (Enforcement Instructions — Consultation Periods), the Instructing Group may give instructions to the Security Agent as to the Enforcement of the Transaction Security as they see fit provided that the instructions as to Enforcement given by the Instructing Group are consistent with the Security Enforcement Principles.

(c)                                  The Security Agent is entitled to rely on and comply with instructions given in accordance with this Clause 13.3 (Enforcement Instructions).

13.4                        Enforcement Instructions — Consultation Periods

(a)                                 If either of the Majority Super Senior Creditors or the Majority Senior Secured Creditors wish to instruct the Security Agent to commence Enforcement of any Transaction Security, such group of Creditors must deliver a copy of the proposed instructions as to Enforcement (the “Enforcement Proposal”) to the Security Agent and the Creditor Representative for each of the Super Senior Creditors and/or the Senior Secured Creditors (as appropriate) at least 10 Business Days prior to the proposed date of issuance of instructions under such Enforcement Proposal (the “Proposed Enforcement Instruction Date”).

(b)                                 Until the Super Senior Discharge Date and subject to paragraphs (c) and (d) below, if the Security Agent has received Conflicting Enforcement Instructions, the Security Agent shall promptly notify the Creditor Representative for each of the Super Senior Creditors and the Senior Secured Creditors and such Creditor Representatives will consult with each other and the Security Agent in good faith for a period of not less than twenty (20) days (or such shorter period as the relevant Creditor Representatives may agree) (the “Initial Consultation Period”) from the earlier of (i) the date of the latest such Conflicting Enforcement Instruction and (ii) the date falling 10 Business Days after the date the original Enforcement Proposal is delivered in accordance with paragraph (a) above, with a view to co-ordinating instructions as to Enforcement.

(c)                                  The Creditor Representatives for each of the Super Senior Creditors and the Senior Secured Creditors shall not be obliged to consult (or, in the case where the Creditor Representatives are in agreement with regard to any proposed Enforcement Action, no Initial Consultation Period or such shorter consultation period as determined by the Creditor Representatives shall apply) in accordance with paragraph (b) above or paragraph (e) below if:

(i)                                     the Transaction Security has become enforceable as a result of an Insolvency Event;

(ii)                                  the Majority Super Senior Creditors or the Majority Senior Secured Creditors determine in good faith (and notifies the Creditor Representatives of the other Super Senior Creditors and the Senior Secured Creditors and the Security Agent in writing) that to enter into such consultations and thereby delay the commencement of enforcement of the Transaction Security could reasonably be expected to have a material adverse effect on:

(A)                               the Security Agent’s ability to enforce any of the Transaction Security; or

(B)                               the realisation proceeds of any enforcement of the Transaction Security in any material respect; or

(iii)                               the Senior Secured Notes Trustee, the Senior Secured Hedge Counterparties, the Pari Passu Debt Representative, the RCF Agent and the Creditor Representative of each other Super Senior Creditor agree no Initial Consultation Period is required.

(d)                                 If consultation has taken place for at least 20 days as set out in paragraph (b) above (or such shorter period as determined under paragraph (c) above) (or was not required to occur as provided for in paragraph (c) above) there shall be no further obligation to consult, the Security Agent may act in accordance with the instructions as to Enforcement then or previously received from the Instructing Group and the Instructing Group may issue instructions as to Enforcement to the Security Agent at any time thereafter.

(e)                                  If the Majority Super Senior Creditors or the Majority Senior Secured Creditors (acting reasonably) consider that the Security Agent is enforcing the Transaction Security in a manner which is not consistent with the Security Enforcement Principles, subject to paragraph (c) above, the Creditor Representatives for the relevant Super Senior Creditors or the Senior Secured Creditors shall give notice to the Creditor Representatives for the other Super Senior Creditors and the Senior Secured Creditors (as appropriate) after which the Creditor Representatives for the other Super Senior Creditors and the Senior Secured Creditors shall consult with the

Security Agent for a period of 10 days (or such lesser period as the relevant Creditor Representatives may agree) with a view to agreeing the manner of Enforcement provided that such Creditors Representative shall not be obliged to consult under this paragraph (e) more than once in relation to each Enforcement Action.

13.5                        Manner of enforcement

If the Transaction Security is being enforced or other action as to Enforcement is being taken pursuant to Clause 13.3 (Enforcement Instructions), the Security Agent shall enforce the Transaction Security or take other action as to Enforcement in such manner (including, without limitation, the selection of any administrator of any Debtor to be appointed by the Security Agent) as the Instructing Group shall instruct, provided any such instructions are consistent with the Security Enforcement Principles.

13.6                        Exercise of voting rights

(a)                                 Each Creditor (other than the Senior Secured Notes Trustee, the RCF Agent and the Pari Passu Debt Representative) and Subordinated Creditor agrees with the Security Agent that it will cast its vote in any proposal put to the vote by or under the supervision of any judicial or supervisory authority in respect of any insolvency, pre-insolvency or rehabilitation or similar proceedings relating to any member of the Group as instructed by the Security Agent.

(b)                                 The Security Agent shall give instructions for the purposes of paragraph (a) of this Clause 13.6 (Exercise of voting rights) as directed by an Instructing Group provided such instructions have been given in accordance with Clause 13.3 (Enforcement Instructions).

13.7                        Duties owed

Each of the Secured Parties and the Debtors acknowledges that, in the event that the Security Agent enforces or is instructed to enforce the Transaction Security prior to the Final Discharge Date, the duties of the Security Agent and of any Receiver or Delegate owed to the Hedge Counterparties, the RCF Agent, the Senior Secured Notes Trustee, the Senior Secured Noteholders, the Pari Passu Creditors and any Pari Passu Debt Representative in respect of the method, type and timing of that enforcement or of the exploitation, management or realisation of any of that Transaction Security shall, subject to paragraph (b) of Clause 14.3 (Distressed Disposals), be no different to or greater than the duty that is owed by the Security Agent, Receiver or Delegate to the Debtors under general law.

13.8                        Waiver of rights

To the extent permitted under applicable law and subject to Clause 13.3 (Enforcement Instructions), Clause 13.5 (Manner of enforcement), paragraph (c) of Clause 14.2 (Distressed Disposals — Application of Proceeds) and Clause 15 (Application of Proceeds), each of the Secured Parties and the Debtors waives all rights it may otherwise have to require that the Transaction Security be enforced in any particular order or manner or at any particular time or that any sum received or recovered from any person, or by virtue of the enforcement of any of the Transaction Security or of any other security interest, which is capable of being applied in or towards discharge of any of the Secured Obligations is so applied.

13.9                        Alternative Enforcement Actions

After the Security Agent has commenced an Enforcement of the Transaction Security it shall not accept any subsequent instructions as to Enforcement from anyone other than the

Instructing Group that instructed it to take such Enforcement (save in the case where paragraph (b)(ii)(B) of the definition of Instructing Group applies) regarding any other Enforcement over or relating to the Transaction Security directly or indirectly the subject of the Enforcement which has been commenced (in the context of an Enforcement relating to the shares in a company, for example, this paragraph would restrict the giving of any instructions as to Enforcement of the Transaction Security over those shares or to the assets of that company or the shares in or assets of any direct or indirect Subsidiary of that company).

This Clause 13.9 shall not restrict the right of any other Instructing Group to instruct the Security Agent as to Enforcement of the Transaction Security that includes any shares or assets which are not directly or indirectly the subject of a prior instruction as to Enforcement, subject to compliance with the requirements of Clause 13.4 (Enforcement Instructions — Consultation Periods).

14.                               PROCEEDS OF DISPOSALS

14.1                        Non-Distressed Disposals

(a)                                 If, in respect of a disposal of an asset by a Debtor which is subject to the Transaction Security to another member of the Restricted Group which:

(i)                                     is not prohibited under the Credit Facility Documents;

(ii)                                  is not prohibited under the Senior Secured Notes Indenture;

(iii)                               is not prohibited under the Pari Passu Debt Documents; and

(iv)                              is not a Distressed Disposal,

the Security Agent is irrevocably instructed and authorised (at the cost of the relevant Debtor or the Parent and without any consent, sanction, authority or further confirmation from any Creditor, Debtor, the Parent or, without limitation, the Senior Secured Notes Trustee) but subject to paragraph (c) below:

(A)                               to release the Transaction Security or any other claim (including for the avoidance of doubt, any Shared Assurance) (relating to a Debt Document) over that asset;

(B)                               where that asset consists of shares in the capital of a Debtor, to release the Transaction Security or any other claim (including for the avoidance of doubt, any Shared Assurance) (relating to a Debt Document) over the assets of that Debtor and the shares in and assets of any of its Subsidiaries; and

(C)                               to execute and deliver or enter into any release of the Transaction Security or any claim described in paragraphs (A) and (B) above and issue any certificates of non crystallisation of any floating charge or any consent to dealing that may, in the discretion of the Security Agent, be considered necessary or desirable, provided that, (i) the release of Transaction Security is permitted under the terms of the Credit Facility Agreement and the terms of the Senior Secured Noted Documents and the Pari Passu Debt Documents and (ii) to the extent that replacement Transaction Security is required from the transferee under the terms of the Debt Documents, such Transaction Security will (subject to any other requirements relating to the release, retaking, amendment or extension of the Transaction Security under the Debt Documents) be granted at the same time as (or before) the relevant disposal is effected.

For the avoidance of doubt, the Security Agent may, in its absolute discretion, rely on a certification from the Company that the disposal is as described in paragraphs (i) to (iv) above.

(b)                                 If, in respect of a disposal of an asset by a Debtor which is subject to the Transaction Security to a person or persons outside the Restricted Group which:

(i)                                     is not prohibited under the Credit Facility Documents;

(ii)                                  is not prohibited under the Senior Secured Notes Indenture;

(iii)                               is not prohibited under the Pari Passu Debt Documents; and

(iv)                              is not a Distressed Disposal,

the Security Agent is irrevocably instructed and authorised (at the cost of the relevant Debtor or the Parent and without any consent, sanction, authority or further confirmation from any Creditor or Debtor, the Parent or, without limitation, any Senior Secured Notes Trustee) but subject to paragraph (c) below:

(A)                               to release the Transaction Security or any other claim (relating to a Debt Document) over that asset;

(B)                               where that asset consists of shares in the capital of a Debtor, to release the Transaction Security or any other claim (relating to a Debt Document) over the assets of that Debtor and the shares in and assets of any of its Subsidiaries; and

(C)                               to execute and deliver or enter into any release of the Transaction Security or any claim described in paragraphs (A) and (B) above and issue any certificates of non crystallisation of any floating charge or any consent to dealing that may, in the discretion of the Security Agent, be considered necessary or desirable.

For the avoidance of doubt, the Security Agent may, in its absolute discretion, rely on a certification from the Company that the disposal is as described in paragraphs (i) to (iv) above.

(c)                                  If any disposal under paragraphs (a) or (b) above is not made, each release of Transaction Security or any claim described in paragraph (a) or (b) above shall have no effect and the Transaction Security or claim subject to that release shall continue in such force and effect as if that release had not been effected.

(d)                                 If any proceeds from a disposal under paragraphs (a) and (b) above are required to be applied in mandatory prepayment of any of the Secured Liabilities or to be offered to Secured Parties pursuant to the terms of the relevant Secured Debt Documents then such proceeds shall be applied in or towards Payment of such Secured Liabilities or shall be offered to the relevant Secured Parties in accordance with the terms of the relevant Secured Debt Documents and the consent of any other Party shall not be required for that application.

14.2                        Distressed Disposals

If a Distressed Disposal is being effected, the Security Agent is irrevocably instructed and authorised (at the cost of the relevant Debtor or the Parent) and without any consent, sanction, authority or further confirmation from any Creditor, Subordinated Creditor or Debtor:

(a)                                 Release of Transaction Security/non-crystallisation certificates: to release the Transaction Security or any other claim over that asset and execute and deliver or enter into any release of that Transaction Security or claim and issue any letters of non-crystallisation of any floating charge or any consent to dealing that may, in the discretion of the Security Agent, be considered necessary or desirable;

(b)                                 Release of liabilities and Transaction Security on a share sale (Debtor): if the asset which is disposed of consists of shares in the capital of a Debtor, to release (or instruct to release):

(i)                                     that Debtor and any Subsidiary of that Debtor from all or any part of:

(A)                               its Borrowing Liabilities under the Subordinated Documents;

(B)                               its Guarantee Liabilities;

(C)                               its Other Liabilities;

(ii)                                  any Transaction Security granted by that Debtor or any Subsidiary of that Debtor over any of its assets; and

(iii)                               any other claim of an Intra-Group Lender, or another Debtor over that Debtor’s assets or over the assets of any Subsidiary of that Debtor,

on behalf of the relevant Creditors, the Subordinated Creditors and Debtors;

(c)                                  Release of liabilities and Transaction Security on a share sale (Holding Company): if the asset which is disposed of consists of shares in the capital of any Holding Company of a Debtor, to release (or instruct to release):

(i)                                     that Holding Company and any Subsidiary of that Holding Company from all or any part of:

(A)                               its Borrowing Liabilities under the Subordinated Documents;

(B)                               its Guarantee Liabilities; and

(C)                               its Other Liabilities;

(ii)                                  any Transaction Security granted by any Subsidiary of that Holding Company over any of its assets; and

(iii)                               any other claim of an Intra-Group Lender or another Debtor over the assets of any Subsidiary of that Holding Company,

on behalf of the relevant Creditors and Debtors;

(d)                                 Disposal of liabilities on a share sale: if the asset which is disposed of consists of shares in the capital of a Debtor or the Holding Company of a Debtor (a “Share Disposal”) and the Security Agent (acting in accordance with Clause 14.3(d)

(Distressed Disposal — Application of Proceeds)) decides to dispose of all or any part of:

(i)                                     the Liabilities (other than the Senior Secured Notes Liabilities owed by the Senior Secured Notes Issuer); or

(ii)                                  the Debtor Liabilities,

owed by that Debtor or Holding Company or any Subsidiary of that Debtor or Holding Company (a “Liabilities Disposal”):

(A)                               (if the Security Agent (acting in accordance with Clause 14.3(d) (Distressed Disposal — Application of Proceeds) below) does not intend that any transferee of those Liabilities or Debtor Liabilities (the “Transferee”) will be treated as a Primary Creditor or a Secured Party for the purposes of this Agreement), to execute and deliver or enter into any agreement to dispose of all or part of those Liabilities owed to the Primary Creditors or Debtor Liabilities provided that notwithstanding any other provision of any Debt Document the Transferee shall not be treated as a Primary Creditor or a Secured Party for the purposes of this Agreement;

(B)                               (if the Security Agent (acting in accordance with Clause 14.3(d) (Distressed Disposal — Application of Proceeds) below) does intend that any Transferee will be treated as a Primary Creditor or a Secured Party for the purposes of this Agreement), to execute and deliver or enter into any agreement to dispose of:

(a)                                 all (and not part only) of the Liabilities owed to the Primary Creditors; and

(b)                                 all or part of any other Liabilities and the Debtor Liabilities,

on behalf of, in each case, the relevant Creditors and Debtors; and

(e)                                  Transfer of obligations in respect of liabilities on a share sale: if the asset which is disposed of consists of shares in the capital of a Debtor or the Holding Company of a Debtor (the “Disposed Entity”) and the Security Agent (acting in accordance with Clause 14.3(d) (Distressed Disposal — Application of Proceeds)) decides to transfer to another Debtor (the “Receiving Entity”) all or any part of the Disposed Entity’s obligations or any obligations of any Subsidiary of that Disposed Entity in respect of:

(i)                                     the Intra-Group Liabilities; or

(ii)                                  the Debtor Liabilities,

to execute and deliver or enter into any agreement to:

(A)                               agree to the transfer of all or part of the obligations in respect of those Intra-Group Liabilities or Debtor Liabilities on behalf of the relevant Intra-Group Lenders and Debtors to which those obligations are owed and on behalf of the Debtors which owe those obligations; and

(B)                               to accept the transfer of all or part of the obligations in respect of those Intra-Group Liabilities or Debtor Liabilities on behalf of the Receiving Entity or Receiving Entities to which the obligations in respect of those Intra-Group Liabilities or Debtor Liabilities are to be transferred.

14.3                        Distressed Disposal — Application of Proceeds

(a)                                 The net proceeds of each Distressed Disposal (and the net proceeds of any disposal of Liabilities or Debtor Liabilities pursuant to Clause 14.2(d) above) shall be paid to the Security Agent for application in accordance with Clause 15 (Application of Proceeds) as if those proceeds were the proceeds of an enforcement of the Transaction Security and, to the extent that any disposal of Liabilities or Debtor Liabilities has occurred pursuant to Clause 14.2(d)(ii)(B) above, as if that disposal of Liabilities or Debtor Liabilities had not occurred.

(b)                                 In the case of a Distressed Disposal (or a disposal of Liabilities pursuant to Clause 14.2(d)(ii)(B) above) effected by or at the request of the Security Agent (acting in accordance with paragraph (c) below), subject to Clauses 17.9 and 17.12 herein, the Security Agent shall make reasonable efforts to dispose of such assets or Liabilities at a fair market price (for the avoidance of doubt, the Security Agent shall be entitled to rely on a professional advisor with respect to such fair market price) in the prevailing market conditions (though the Security Agent shall have no obligation to postpone any such Distressed Disposal or disposal of Liabilities in order to achieve a higher price).

(c)                                  Where Borrowing Liabilities in respect of any Secured Debt would otherwise be released pursuant to paragraph (a) above, the Creditor concerned may elect to have those Borrowing Liabilities transferred to the Senior Secured Notes Issuer, in which case the Security Agent is irrevocably authorised (at the cost of the relevant Debtor and without any consent, sanction, authority or further confirmation from any Creditor or Debtor) to execute such documents as are required to so transfer those Borrowing Liabilities.

(d)                                 For the purposes of Clause 14.2 (b), (c) and (d) and paragraph (b) above, the Security Agent shall act:

(i)                                     if the relevant Distressed Disposal is being effected by way of enforcement of the Transaction Security, in accordance with Clause 13.5 (Manner of enforcement); and

(ii)                                  in any other case on the instructions of the Instructing Group pursuant to Clause 13.3 (Enforcement Instructions).

14.4                        Creditors’, Subordinated Creditors’ and Debtors’ actions

Each:

(a)                                 Creditor (other than the Senior Secured Notes Trustee);

(b)                                 Subordinated Creditor, until the Final Discharge Date; and

(c)                                  Debtor, until the Final Discharge Date,

will:

(i)                                     do all things (or direct its Creditor Representative to do all things) that the Security Agent requests in order to give effect to this Clause 14 (Proceeds of Disposals) (which shall include, without limitation, the execution of any assignments, transfers, releases, indemnity or other documents that the Security Agent may consider to be necessary to give effect to the releases or disposals contemplated by this Clause 14 (Proceeds of Disposals)) and authorises the Security Agent to take any such action on its behalf; and

(ii)                                  if the Security Agent is not entitled to take any of the actions contemplated by this Clause 14 (Proceeds of Disposals) or if the Security Agent requests that any Creditor (or Creditor Representative if so directed by its Creditors) or Debtor take any such action, take that action itself in accordance with the instructions of the Security Agent, provided that the proceeds of those disposals are applied in accordance with Clause 14.1 (Non-Distressed Disposals) or Clause 15.3 (Distressed Disposals — Application of Proceeds) as the case may be.

15.                               APPLICATION OF PROCEEDS

15.1                        Order of application

Subject to Clause 15.2 (Prospective liabilities), all amounts from time to time received or recovered by the Security Agent in connection with the realisation or Enforcement of all or any part of the Transaction Security or otherwise paid to the Security Agent for application pursuant to this Clause 15 (for the purposes of this Clause 15, the “Recoveries”) shall be held by the Security Agent on trust to apply them at any time as the Security Agent (in its discretion) sees fit, to the extent permitted by applicable law (and subject to the provisions of this Clause 15 (Application of Proceeds)), in the following order of priority:

(a)                                 first, in payment of the following amounts in the following order: (i) pari passu and pro rata any sums owing to the Security Agent, any Receiver or any Delegate and any Senior Secured Notes Trustee Amounts payable to a Senior Secured Notes Trustee, as the case may be; and then (ii) pari passu and pro rata to each Creditor Representative (to the extent not included in (i) above and excluding any Hedge Counterparty as its own Creditor Representative) of the unpaid fees, costs, expenses and liabilities (and all interest thereon as provided in the relevant Secured Debt Documents) of each such Creditor Representative and any receiver, attorney or agent appointed by such Creditor Representative under any Transaction Security Document or this Agreement (to the extent that such Security has been given in favour of such obligations);

(b)                                 second, pari passu and pro rata, in or towards payment of all costs and expenses incurred by the Super Senior Creditors in connection with the realisation or enforcement of the Transaction Security taken in accordance with the terms of the Transaction Security Documents and this Agreement or any action taken at the request of the Security Agent;

(c)                                  third, in or towards payment to:

(i)                                     the RCF Agent on its own behalf and on behalf of the RCF Finance Parties on its own behalf and on behalf of the Arrangers under the RCF Facility (or following the RCF Discharge Date, each Creditor Representative(s) in respect of a Credit Facility Agreement on its own behalf and on behalf of the Arrangers and Credit Facility Lenders under that Credit Facility Agreement); and

(ii)                                  the Super Senior Hedge Counterparties,

for application towards the discharge of:

(A)                               the RCF Agent Liabilities and the RCF Liabilities and related Arranger Liabilities (or following the RCF Discharge Date, the Creditor Representative Liabilities owed to the Creditor Representatives in respect of each Credit Facility Agreement, the Credit Facility Lender Liabilities and the related Arranger Liabilities) in accordance with the terms of the Credit Facility Documents; and

(B)                               the Super Senior Hedging Liabilities,

on a pari passu and pro rata basis as between paragraphs (A) and (B) above;

(d)                                 fourth, pari passu and pro rata in or towards payment to the Senior Secured Notes Trustee on behalf of the Senior Secured Noteholders and to the relevant Creditor Representative on behalf of the Pari Passu Creditors for application towards any unpaid costs and expenses incurred by or on behalf of any Senior Secured Noteholders and Pari Passu Creditors in connection with any realisation or enforcement of the Transaction Security taken in accordance with the terms of the Transaction Security Documents and this Agreement or any action taken at the request of the Security Agent;

(e)                                  fifth, in or towards payment to:

(i)                                     the Senior Secured Notes Trustee on behalf of the Senior Secured Noteholders;

(ii)                                  the relevant Creditor Representative on behalf of the Pari Passu Creditors;

(iii)                               the Senior Secured Hedge Counterparties,

for application towards the discharge of:

(A)                               the Senior Secured Notes Liabilities (in accordance with the Senior Secured Notes Indenture);

(B)                               the Pari Passu Debt (in accordance with the Pari Passu Debt Documents); and

(C)                               the Senior Secured Hedging Liabilities,

on a Pari Passu basis as between paragraphs (A), (B) and (C) above;

(f)                                   sixth, after the Final Discharge Date, in payment of the surplus (if any) to the relevant Debtor or other person entitled to it.

15.2                        Prospective liabilities

Following a Distress Event, the Security Agent may, in its discretion (but is not obliged to), hold any amount of the Recoveries in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with one of the Credit Facility Lenders or the Credit Facility Agent (or itself) and for so long as the Security Agent (in its sole discretion) deems appropriate until otherwise directed by the Majority Super Senior Creditors (the interest being credited to the relevant account) for later application under Clause 15.1 (Order of Application) in respect of:

(a)                                 any sum to the Security Agent, any Receiver or any Delegate; and

(b)                                 any part of the Liabilities, the Arranger Liabilities or the Creditor Representative Liabilities,

that the Security Agent reasonably considers, in each case, might become due or owing at any time in the future.

15.3                        Treatment of Credit Facility Cash Cover

(a)                                 Nothing in this Agreement shall prevent any Ancillary Lender taking any Enforcement Action in respect of any Credit Facility Cash Cover which has been provided for it in accordance with the Credit Facility Documents.

(b)                                 To the extent that any Credit Facility Cash Cover is not held with the Relevant Ancillary Lender, all amounts from time to time received or recovered in connection with the realisation or enforcement of that Credit Facility Cash Cover shall be paid to the Security Agent and shall be held by the Security Agent on trust to apply them at any time as the Security Agent (in its discretion) sees fit, to the extent permitted by applicable law, in the following order of priority:

(i)                                     to the Relevant Ancillary Lender towards the discharge of the Credit Facility Lender Liabilities for which that Credit Facility Cash Cover was provided; and

(ii)                                  the balance, if any, in accordance with Clause 15.1 (Order of Application).

(c)                                  To the extent that any Credit Facility Cash Cover is held with the Relevant Ancillary Lender nothing in this Agreement shall prevent that Relevant Ancillary Lender receiving and retaining any amount in respect of that Credit Facility Cash Cover.

15.4                        Investment of proceeds

Prior to the application of the proceeds of the Security Property in accordance with Clause 15.1 (Order of Application) the Security Agent may, in its discretion, hold all or part of those proceeds in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit until otherwise directed by the Majority Super Senior Creditors (the interest being credited to the relevant account) pending the application from time to time of those monies in the Security Agent’s discretion in accordance with the provisions of this Clause 15.

15.5                        Currency Conversion

(a)                                 For the purpose of, or pending the discharge of, any of the Secured Obligations the Security Agent may convert any moneys received or recovered by the Security Agent from one currency to another, at the Security Agent’s Spot Rate of Exchange.

(b)                                 The obligations of any Debtor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.

15.6                        Permitted Deductions

The Security Agent shall be entitled, in its discretion, (a) to set aside by way of reserve amounts required to meet and (b) to make and pay, any deductions and withholdings (on account of taxes or otherwise) which it is or may be required by any applicable law or regulations to make from any distribution or payment made by it under this Agreement, and to pay all Taxes, fees and expenses which may be assessed against it in respect of any of the Charged Property, or as a consequence of performing its duties, or by virtue of its capacity as Security Agent under any of the Debt Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

15.7                        Good Discharge

(a)                                 Any payment to be made in respect of the Secured Obligations by the Security Agent:

(i)                                     may be made to the relevant Creditor Representatives on behalf of its Creditors;

(ii)                                  may be made to the Relevant Ancillary Lender in accordance with paragraph (b)(i) of Clause 15.3 (Treatment of Credit Facility Cash Cover); or

(iii)                               shall be made directly to the Hedge Counterparties,

and any payment made in that way shall be a good discharge, to the extent of that payment, by the Security Agent.

(b)                                 The Security Agent is under no obligation to make the payments to the Creditor Representatives or the Hedge Counterparties under paragraph (a) of this Clause 15.7 in the same currency as that in which the Liabilities owing to the relevant Creditor are denominated.

15.8                        Calculation of Amounts

For the purpose of calculating any person’s share of any sum payable to or by it, the Security Agent shall be entitled to:

(a)                                 notionally convert the Liabilities owed to any person into a common base currency (decided in its discretion by the Security Agent), that notional conversion to be made at the spot rate at which the Security Agent is able to purchase the notional base currency with the actual currency of the Liabilities owed to that person at the time at which that calculation is to be made; and

(b)                                 assume that all moneys received or recovered as a result of the enforcement or realisation of the Security Property are applied in discharge of the Liabilities in accordance with the terms of the Debt Documents under which those Liabilities have arisen.

16.                               EQUALISATION

16.1                        Equalisation Definitions

For the purposes of this Clause 16:

“Enforcement Date” means the first date (if any) on which a Super Senior Creditor takes enforcement action of the type described in paragraphs (a)(i), (a)(iii), (a)(iv) or (b) of the definition of “Enforcement Action” in accordance with the terms of this Agreement.

16.2                        Implementation of equalisation

The provisions of this Clause 16 (Equalisation) shall be applied at such time or times after the Enforcement Date as the Security Agent shall consider appropriate. Without prejudice to the generality of the preceding sentence, if the provisions of this Clause 16 have been applied before all the Liabilities have matured and/or been finally quantified, the Security Agent may elect to re-apply those provisions on the basis of revised Super Senior Credit Participations and the Super Senior Creditors shall make appropriate adjustment payments amongst themselves.

16.3                        Equalisation

If, for any reason, any Super Senior Liabilities remain unpaid after the Enforcement Date and after the application of Recoveries, as defined in, and in accordance with Clause 15.1 (Order of application) and the resulting losses are not borne by the Super Senior Creditors in the proportions which their respective exposures at the Enforcement Date bore to the aggregate Super Senior Credit Participations of all Super Senior Creditors at the Enforcement Date, the Super Senior Creditors will make such payments, from such Recoveries (as defined in Clause 15.1 (Order of application)) actually applied, amongst themselves as the Security Agent shall require to put the Super Senior Creditors in such a position that (after taking into account such payments) those losses are borne in those proportions.

16.4                        Turnover of enforcement proceeds

(a)                                 If:

(i)                                     the Security Agent, the RCF Agent or any relevant Creditor Representative relating to any Super Senior Creditor is not entitled, for reasons of applicable law, to pay amounts received pursuant to enforcement of the Transaction Security to the Super Senior Creditors but is entitled to distribute those amounts to Creditors (such Creditors, the “Receiving Creditors”) who, in accordance with the terms of this Agreement, are subordinated in right and priority of payment to the Super Senior Creditors; and

(ii)                                  the Super Senior Discharge Date has not yet occurred (nor would occur after taking into account such payments),

then the Receiving Creditors (and, in the case of a Senior Secured Notes Trustee, subject to Clause 21.5 (Turnover Obligations)) shall make such payments to the Super Senior Creditors as the Security Agent shall require to place the Super Senior Creditors in the position they would have been in had such amounts been available for application against the Secured Liabilities.

16.5                        Notification of Exposure

Before each occasion on which it intends to implement the provisions of this Clause 16 (Equalisation), the Security Agent shall send notice to the RCF Agent (on behalf of the RCF Finance Parties) the relevant Creditor Representative (on behalf of any other Super Senior Creditor) and each Hedge Counterparty requesting that it notify it of, respectively, its exposure and that of each Super Senior Creditor (if any).

16.6                        Default in payment

If a Creditor fails to make a payment due from it under this Clause 16 (Equalisation), the Security Agent shall be entitled (but not obliged) to take action on behalf of the Super Senior

Creditor(s) to whom such payment was to be redistributed (subject to being indemnified to its satisfaction by such Super Senior Creditor(s) in respect of costs) but shall have no liability or obligation towards such Super Senior Creditor(s), any other Super Senior Creditor or Creditor as regards such default in payment and any loss suffered as a result of such default shall lie where it falls.

17.                               THE SECURITY AGENT

17.1                        Appointment by Secured Parties

(a)                                 Each Secured Party irrevocably appoints the Security Agent in accordance with the following provisions of this Clause to act as its agent, trustee, joint and several creditor or beneficiary of a parallel debt (as the case may be) under this Agreement and with respect to the Senior Security Documents, and irrevocably authorises the Security Agent on its behalf to:

(i)                                     execute each Senior Security Document expressed to be executed by the Security Agent on its behalf; and

(ii)                                  perform such duties and exercise such rights, authorities, duties, obligations and powers under this Agreement and the Senior Security Documents as are specifically delegated to the Security Agent by the terms thereof, together with such rights, powers and discretions as are reasonably incidental thereto.

(b)                                 Each Secured Party confirms that:

(i)                                     the Security Agent has authority to accept on its behalf the terms of any reliance letter or engagement letter relating to any reports or letters provided in connection with the Secured Debt Documents or the transactions contemplated by the Secured Debt Documents, to bind it in respect of those reports or letters and to sign that reliance letter or engagement letter on its behalf and to the extent that reliance letter or engagement letter has already been entered into ratifies those actions; and

(ii)                                  it accepts the terms and qualifications set out in that reliance letter or engagement letter.

(c)                                  The Security Agent shall have only those duties, obligations and responsibilities which are expressly specified in this Agreement and/or the Senior Security Documents to which the Security Agent is a Party (and no others shall be implied). The Security Agent’s duties under this Agreement and/or the Senior Security Documents to which the Security Agent is a Party are solely of a mechanical and administrative nature.

(d)                                 The Security Agent is released from any applicable restrictions on entering into any transaction as a representative of:

(i)                                     two or more principals contracting with each other; and

(ii)                                  one or more principals with whom it is contracting in its own name.

17.2                        Trust

(a)                                 The Security Agent declares that it shall hold the Security Property on trust for the Secured Parties on the terms set out in this Agreement.

(b)                                 Each other Secured Party agrees that the Security Agent shall have only those duties, obligations and responsibilities expressly specified in this Agreement or in the Senior Security Documents to which the Security Agent is expressed to be a party (and no others shall be implied). The duties of the Security Agent under the Debt Documents are solely mechanical and administrative in nature.

17.3                        Parallel Debt (Covenant to pay the Security Agent)

(a)                                 In this Clause 17.3:

“Secured Creditor Claim” means any amount which a Debtor owes to a Secured Party under or in connection with the Secured Debt Documents.

Notwithstanding any other provision of this Agreement, each Debtor hereby irrevocably and unconditionally undertakes to pay to the Security Agent, as creditor in its own right and not as representative of the Secured Parties or any Secured Party, sums equal to and in the currency of each amount payable as the Secured Creditor Claim under each of the Secured Debt Documents as and when that amount falls due for payment under the relevant Secured Debt Documents or would have fallen due but for any discharge resulting from failure of a Secured Party to take appropriate steps, in insolvency proceedings affecting that Debtor, to preserve its entitlement to be paid that amount (“Security Agent Claim”). Such undertaking shall constitute an own independent right of the Security Agent to demand and receive payment of the Security Agent Claim.

(b)                                 Unless expressly provided to the contrary in any Debt Document, the Security Agent holds:

(i)                                     the benefit of any Security Agent Claims; and

(ii)                                  any proceeds of security created by a Transaction Security Document governed by any law other than Swiss law,

for the benefit, and as the property, of the Secured Parties and so that they are not available to the personal creditors of the Security Agent.

(c)                                  The Security Agent will separately identify in its records the property rights referred to in paragraph (b) above.

(d)                                 The property rights under paragraph (b) above are located in the jurisdiction where the Security Agent maintains its accounts in respect of those property rights.

(e)                                  Each Debtor must pay the Security Agent, as an independent and separate creditor, an amount equal to each Secured Creditor Claim on its due date.

(f)                                   The Security Agent may enforce performance of any Security Agent Claim in its own name as an independent and separate right.  This includes any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in respect of any kind of insolvency proceeding.

(g)                                  Each Secured Party must, at the request of the Security Agent, perform any act required in connection with the enforcement of any Security Agent Claim.  This includes joining in any proceedings as co-claimant with the Security Agent.

(h)                                 Each Debtor irrevocably and unconditionally waives, to the fullest extent permitted by law, any right it may have to require a Secured Party to join in any proceedings as co-claimant with the Security Agent in respect of any Security Agent Claim.

(i)                                     Discharge by a Debtor of a Secured Creditor Claim will discharge:

(i)                                     the corresponding Security Agent Claim in the same amount;

(ii)                                  the corresponding Secured Creditor Claim in the same amount.

(j)                                    Discharge by a Debtor of a Security Agent Claim will discharge the corresponding Secured Creditor Claim in the same amount.

(k)                                 The aggregate amount of the Security Agent Claims against a Debtor in connection with the RCF Finance Documents will never exceed the aggregate amount of Secured Creditor Claims owed by such Debtor under the RCF Finance Documents.

(l)                                     The aggregate amount of the Security Agent Claims against a Debtor in connection with the Credit Facility Documents will never exceed the aggregate amount of Secured Creditor Claims owed by such Debtor under the relevant Credit Facility Documents.

(m)                             The aggregate amount of the Security Agent Claims against a Debtor in connection with the Senior Secured Notes Finance Documents will never exceed the aggregate amount of Secured Creditor Claims owed by such Debtor under the Senior Secured Bridge/Notes Finance Documents.

(n)                                 The aggregate amount of the Security Agent Claims against a Debtor in connection with the Pari Passu Debt Documents will never exceed the aggregate amount of Secured Creditor Claims owed by such Debtor under the Pari Passu Debt Documents.

(o)

(i)                                     A defect affecting a Security Agent Claim against a Debtor:

(A)                               in connection with the RCF Finance Documents will not affect any Secured Creditor Claim under the RCF Finance Documents;

(B)                               in connection with the Credit Facility Documents will not affect any Secured Creditor Claim under the applicable Credit Facility Documents;

(C)                               in connection with the Senior Secured Bridge/Notes Finance Documents will not affect any Secured Creditor Claim under the Senior Secured Bridge/Notes Finance Documents; and

(D)                               in connection with the Pari Passu Debt Documents will not affect any Secured Creditor Claim under the Pari Passu Debt Documents.

(ii)                                  A defect affecting a Secured Creditor Claim against a Debtor:

(A)                               under the RCF Finance Documents will not affect any Security Agent Claim under the RCF Finance Documents

(B)                               in connection with the Credit Facility Documents will not affect any Security Agent Claim under the applicable Credit Facility Documents;

(C)                               in connection with the Senior Secured Notes Finance Documents will not affect any Security Agent Claim under the Senior Secured Notes Finance Documents; and

(D)                               in connection with the Pari Passu Debt Documents will not affect any Security Agent Claim under the Pari Passu Debt Documents.

(p)                                 If the Security Agent returns to any Debtor, whether in any kind of insolvency proceedings or otherwise, any recovery in respect of which it has made a payment to a Secured Party, that Secured Party must repay an amount equal to that recovery to the Security Agent.

(q)                                 For the purpose of this Clause 17.3, the Security Agent acts in its own name and not as a trustee, and its claims under this Clause shall not be held on trust.  The Security granted under the Transaction Security Documents to the Security Agent to secure the claims of the Security Agent under this Clause is granted to the Security Agent in its capacity as creditor and shall not be held on trust.

17.4                        Swiss Security Documents

Without limiting any other rights of the Security Agent under this Agreement, in relation to the Transaction Security Documents governed by the laws of Switzerland (the “Swiss Security Documents”) the following shall apply:

(a)                                 the Security Agent holds:

(i)                                     any security constituted by such Swiss Security Document (but only in relation to an assignment or any other non-accessory (nicht akzessorische) Security);

(ii)                                  the benefit of this paragraph (a); and

(iii)                               any proceeds of such security,

as fiduciary (treuhänderisch) in its own name but for the account of all relevant Secured Parties which have the benefit of such security in accordance with this Agreement and the respective Swiss Security Document (each a “Swiss Secured Party”);

(b)                                 each present and future Swiss Secured Party hereby authorises the Security Agent:

(i)                                     acting for itself and in the name and for the account of such Swiss Secured Party to accept as its direct representative (direkter Stellvertreter) any Swiss law pledge or any other Swiss law accessory (akzessorische) security made or expressed to be made to such Swiss Secured Party in relation to the Swiss Security Documents, to hold, administer and, if necessary, enforce any such security on behalf of each relevant Swiss Secured Party which has the benefit of such security;

(ii)                                  to agree as its direct representative (direkter Stellvertreter) to amendments and alterations to any Swiss Security Document which creates a pledge or any other Swiss law accessory (akzessorische) Security;

(iii)                               to effect as its direct representative (direkter Stellvertreter) any release of a security created under a Swiss Security Document in accordance with this Agreement; and

(iv)                              to exercise as its direct representative (direkter Stellvertreter) such other rights granted to the Security Agent hereunder or under the relevant Swiss Security Document;

(c)                                  the Security Agent, when acting in its capacity as creditor of the Parallel Debt, holds:

(i)                                     any Swiss law pledge or any other Swiss law accessory (akzessorische) security;

(ii)                                  any proceeds of such security; and

(iii)                               the benefit of this paragraph and of the Swiss Parallel Debt,

as creditor in its own right but for the benefit of the Swiss Secured Parties in accordance with this Agreement.

17.5                        Swiss Share Pledges

For the avoidance of doubt, any Enforcement of the CABS Pledge or the Champittet Pledge shall be subject to the terms of clause 11 of the CABS SPA and clause 8.2 of the Champittet SPA (as applicable) provided that the relevant requirement shall cease if the applicable provision of the CABS SPA and/or the Champittet SPA ceases to be effective.

17.6                        No independent power

Subject to Clause 15.3 (Treatment of Credit Facility Cash Cover) the Secured Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any rights or powers arising under the Senior Security Documents (other than the RCF Facility Agreement, the facility agreement in relation to any other Credit Facility Agreement, the Senior Secured Notes, the Senior Secured Notes Guarantees, the Senior Secured Notes Indenture and the indenture or facility agreement in relation to any Pari Passu Debt) or make or receive any declarations in relation thereto except through the Security Agent.

17.7                        Instructions to Security Agent and exercise of discretion

(a)                                 Subject to paragraphs (d) and (e) below, the Security Agent shall act in accordance with any instructions given to it by the Instructing Group or, if so instructed by the Instructing Group, refrain from exercising any right, power, authority or discretion vested in it as Security Agent and shall be entitled to assume that (i) any instructions received by it from the Creditor Representatives, the Creditors or a group of Creditors are duly given in accordance with the terms of the Debt Documents and (ii) unless it has received actual notice of revocation, that those instructions or directions have not been revoked.

(b)                                 The Security Agent shall be entitled to request instructions, or clarification of any direction, from the Instructing Group as to whether, and in what manner, it should exercise or refrain from exercising any rights, powers, authorities and discretions and the Security Agent may refrain from acting unless and until those instructions or clarification are received by it.

(c)                                  Save as provided in Clause 13 (Enforcement of Transaction Security), any instructions given to the Security Agent by the Instructing Group shall override any conflicting instructions given by any other Parties.

(d)                                 Paragraph (a) above shall not apply:

(i)                                     where a contrary indication appears in this Agreement;

(ii)                                  where this Agreement requires the Security Agent to act in a specified manner or to take a specified action;

(iii)                               in respect of any provision which protects the Security Agent’s own position in its personal capacity as opposed to its role of Security Agent for the Secured Parties including, without limitation, the provisions set out in Clauses 17.9 (Security Agent’s discretions) to Clause 17.24 (Disapplication);

(iv)                              in respect of the exercise of the Security Agent’s discretion to exercise a right, power or authority under any of:

(A)                               Clause 14.1 (Non-Distressed Disposals);

(B)                               Clause 15.1 (Order of application);

(C)                               Clause 15.2 (Prospective liabilities);

(D)                               Clause 15.3 (Treatment of Credit Facility Cash Cover); and

(E)                                Clause 15.6 (Permitted Deductions).

(e)                                  If giving effect to instructions given by the Instructing Group would (in the Security Agent’s opinion) have an effect equivalent to an Intercreditor Amendment, the Security Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than the Security Agent) whose consent would have been required in respect of that Intercreditor Amendment.

(f)                                   In exercising any discretion to exercise a right, power or authority under this Agreement where either:

(i)                                     it has not received any instructions from the Instructing Group as to the exercise of that discretion; or

(ii)                                  the exercise of that discretion is subject to paragraph (d)(iv) above,

the Security Agent shall do so having regard to the interests of all the Secured Parties.

17.8                        Security Agent’s Actions

Without prejudice to the provisions of Clause 13 (Enforcement of Transaction Security) and Clause 17.7 (Instructions to Security Agent and exercise of discretion), the Security Agent may (but shall not be obliged to), in the absence of any instructions to the contrary, take such action in the exercise of any of its powers and duties under the Debt Documents as it considers in its discretion to be appropriate. The Security Agent shall have all the rights, privileges and immunities which gratuitous trustees have or may have in England, even though it is entitled to remuneration.

17.9                        Security Agent’s discretions

The Security Agent may:

(a)                                 assume (unless it has received actual notice to the contrary from a Hedge Counterparty or one of the Creditor Representatives) that (i) no Default has occurred and no Debtor is in breach of or default under its obligations under any of the Debt Documents and (ii) any right, power, authority or discretion vested by any Debt Document in any person has not been exercised;

(b)                                 if it receives any instructions or directions under Clause 13 (Enforcement of Transaction Security) to take any action in relation to the Transaction Security, assume that all applicable conditions under the Debt Documents for taking that action have been satisfied;

(c)                                  engage, pay for and rely on the advice or services of any legal advisers, accountants, tax advisers, surveyors or other experts (whether obtained by the Security Agent or by any other Secured Party) whose advice or services may at any time seem necessary, expedient or desirable;

(d)                                 place full reliance upon any communication or document or determination or calculation believed by it to be genuine and, as to any matters of fact which might reasonably be expected to be within the knowledge of a Secured Party, any Creditor or a Debtor, upon a certificate it believes to have been signed by or on behalf of the proper person; and

(e)                                  refrain from acting in accordance with the instructions of any Party (including bringing any legal action or proceeding arising out of or in connection with the Debt Documents) until it has received any indemnification and/or security that it may in its discretion require (whether by way of payment in advance or otherwise whether by way of payment in advance or otherwise and such indemnification or security, in the case of the Senior Secured Notes Creditors, being granted by the ultimate beneficial owners of the Senior Secured Notes and not by (i) the Senior Secured Notes Trustee or; (ii) prior to definitisation of the Senior Secured Notes, the registered owner of the Senior Secured Notes) for all costs, losses and liabilities which it may incur in so acting.

17.10                 Security Agent’s obligations

The Security Agent shall promptly:

(a)                                 copy to (i) each Creditor Representative and (ii) each Hedge Counterparty the contents of any notice or document received by it from any Debtor under any Debt Document;

(b)                                 forward to a Party the original or a copy of any document which is delivered to the Security Agent for that Party by any other Party provided that, the Security Agent is not obliged to review or check the validity, legality, adequacy, accuracy or completeness of any document it forwards to another Party;

(c)                                  inform (i) each Creditor Representative and (ii) each Hedge Counterparty of the occurrence of any Default or any default by a Debtor in the due performance of or compliance with its obligations under any Debt Document of which the Security Agent has received notice from any other party to this Agreement; and

(d)                                 to the extent that a Party (other than the Security Agent) is required to calculate a Base Currency Amount, and upon a request by that Party, notify that Party of the relevant Security Agent’s Spot Rate of Exchange (or, where the Security Agent is Citicorp International Limited, Citibank, N.A., Hong Kong Branch’s sport rate of exchange).

17.11                 Excluded obligations

Notwithstanding anything to the contrary expressed or implied in the Debt Documents, the Security Agent shall not:

(a)                                 be bound to enquire as to (i) whether or not any Default has occurred or (ii) the performance, default or any breach by a Debtor of its obligations under any of the Debt Documents;

(b)                                 be bound to account to any other Party for any sum or the profit element of any sum received by it for its own account;

(c)                                  be bound to disclose to any other person (including but not limited to any Secured Party) (i) any confidential information or (ii) any other information if disclosure would, or might in its reasonable opinion, constitute a breach of any law or be a breach of fiduciary duty;

(d)                                 have any duty to ensure:

(i)                                     that any payment or other financial benefit in respect of any of the Security Property or any Liabilities are duly and punctually paid, received or collected; or

(ii)                                  the taking up of any (or any offer of any) stocks, shares, rights, moneys or other property accruing or offered at any time by way of interest, dividend, redemption, bonus, rights, preference, option, warrant or otherwise in respect of any of the Security Property or any Liabilities; or

(e)                                  have or be deemed to have any relationship of trust or agency with, any Debtor or Subordinated Creditor.

17.12                 Exclusion of liability

None of the Security Agent, any Receiver or any Delegate shall accept responsibility or be liable for:

(a)                                 the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Security Agent or any other person in or in connection with any Debt Document or the transactions contemplated in the Debt Documents, or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document;

(b)                                 the legality, validity, effectiveness, adequacy or enforceability of any Debt Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property;

(c)                                  any losses to any person or any liability arising as a result of taking or refraining from taking any action in relation to any of the Debt Documents, the Security Property or otherwise, whether in accordance with an instruction from the Instructing Group, any Creditor Representative, or Hedge Counterparty or otherwise unless directly caused by its gross negligence or wilful misconduct;

(d)                                 the exercise of, or the failure to exercise, any judgment, discretion or power given to it by or in connection with any of the Debt Documents, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, the Debt Documents or the Security Property;

(e)                                  any shortfall which arises on the enforcement or realisation of the Security Property

(f)                                   any determination or calculation made (or deemed made) by or on behalf of any person pursuant to this Agreement or any Debt Document, provided that no manifest error is contained within it;

(g)                                  any accounts, books, records or files maintained by any Debtor, Creditor Representative or any other Party or in relation to any of the Security Property;

(h)                                 provided that the Security Agent exercised reasonable care in the selection of that person, any act or failure to act by any agent, delegate or nominee employed by the Security Agent;

(i)                                     the scope or accuracy of any recitals, representations, warranties or statements made by or on behalf of the Obligors, any Creditor Representative or any other Party (other than itself) in, or incorporated by reference into, this Agreement, any Debt Document or any other documents entered into in connection with or pursuant to this Agreement or the Debt Documents;

(j)                                    the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations which are, or are required to be, delivered or obtained at any time, or of any due diligence carried out, in connection with the Security Property;

(k)                                 the nature or status or sufficiency of any Security granted;

(l)                                     the registration, filing, protection or perfection of any Security granted by or pursuant to the Transaction Security Documents;

(m)                             the priority of the Transaction Security in respect of any of the Secured Obligations;

(n)                                 the title of the Debtors or any Creditor to, or the nature, value, collectability, enforceability or sufficiency of any of the Transaction Security Documents; or

(o)                                 the existence of any other Security affecting any asset secured under the Transaction Security Documents.

17.13                 No proceedings

No Party (other than the Security Agent, that Receiver or that Delegate) may take any proceedings against any officer, employee or agent of the Security Agent, a Receiver or a Delegate in respect of any claim it might have against the Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Debt Document or any Security Property and any officer, employee or agent of the Security Agent, a Receiver or a Delegate may rely on this Clause 17.13 (No proceedings), subject to Clause 1.3 (Third Party Rights) and the provisions of the Third Parties Rights Act.

17.14                 Own responsibility

Without affecting the responsibility of any Debtor for information supplied by it or on its behalf in connection with any Debt Document, each Secured Party confirms to the Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Debt Document including but not limited to (and the Security Agent and its officers, directors, employees and agents shall have no responsibility to make any investigation in relation thereto):

(a)                                 the financial condition, status and nature of each member of the Group;

(b)                                 the legality, validity, effectiveness, adequacy and enforceability of any Debt Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property;

(c)                                  whether that Secured Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Debt Document, the Security Property, the transactions contemplated by the Debt Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document or the Security Property;

(d)                                 the adequacy, accuracy and/or completeness of any information provided by the Security Agent or by any other person under or in connection with any Debt Document, the transactions contemplated by any Debt Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Debt Document; and

(e)                                  the right or title of any person in or to, or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property, and each Secured Party warrants to the Security Agent that it has not relied on and will not at any time rely on the Security Agent in respect of any of these matters.

17.15                 No responsibility to perfect Transaction Security

The Security Agent shall not be liable for any failure to:

(a)                                 require the deposit with it of any deed or document certifying, representing or constituting the title of any Debtor to any of the Charged Property;

(b)                                 obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any of the Debt Documents or the Transaction Security;

(c)                                  register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any applicable laws in any jurisdiction or to give notice to any person of the execution of any of the Debt Documents or of the Transaction Security;

(d)                                 take, or to require any of the Debtors to take, any steps to perfect its title to any of the Charged Property or to render the Transaction Security effective or to secure the creation of any ancillary Security under the laws of any jurisdiction; or

(e)                                  require any further assurances in relation to any of the Senior Security Documents.

17.16                 Insurance by Security Agent

(a)                                 The Security Agent shall not be under any obligation to insure any of the Charged Property, to require any other person to maintain any insurance or to verify any obligation to arrange or maintain insurance contained in the Debt Documents. The Security Agent shall not be responsible for any loss which may be suffered by any person as a result of the lack of or inadequacy of any such insurance.

(b)                                 Where the Security Agent is named on any insurance policy as an insured party, it shall not be responsible for any loss which may be suffered by reason of, directly or indirectly, its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless a Creditor Representative or a Hedge Counterparty shall have reasonably requested it to notify the insurers of such material fact in writing and the Security Agent shall have failed to do so within fourteen days after receipt of that request.

17.17                 Custodians and nominees

The Security Agent may appoint and pay any person to act as a custodian or nominee on any terms in relation to any assets of the trust as the Security Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and, provided it has appointed the custodian or nominee with due care, the Security Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

17.18                 Acceptance of title

The Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any of the Debtors may have to any of the Charged Property and shall not be liable for or bound to require any Debtor to remedy any defect in its right or title.

17.19                 Refrain from illegality

Notwithstanding anything to the contrary expressed or implied in the Debt Documents, the Security Agent may refrain from doing anything which in its opinion will or may be contrary to any relevant law, directive or regulation of any jurisdiction and the Security Agent may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

17.20                 Business with the Debtors

The Security Agent may accept deposits from, lend money to, and generally engage in any kind of banking or other business with any of the Debtors whether or not it may or does lead to a conflict with the interests of any of the Secured Parties.  Similarly the Security Agent may undertake business with or for others even though it may lead to a conflict with the interests of any of the Secured Parties.

17.21                 Winding up of trust

If the Security Agent, with the written approval of each Creditor Representative and each Hedge Counterparty, determines that (a) all of the Secured Obligations and all other obligations secured by the Senior Security Documents have been fully and finally discharged and (b) none of the Secured Parties is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Debtor pursuant to the Debt Documents:

(a)                                 the trusts set out in this Agreement shall be wound up and terminated and the Security Agent shall release, without recourse or warranty, all of the Transaction Security and the rights of the Security Agent under each of the Senior Security Documents; and

(b)                                 any Retiring Security Agent shall release, without recourse or warranty, all of its rights under each of the Senior Security Documents.

17.22                 Powers supplemental

The rights, powers and discretions conferred upon the Security Agent by this Agreement shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Security Agent by general law or otherwise.

17.23                 Trustee division separate

(a)                                 In acting as trustee for the Secured Parties, the Security Agent shall be regarded as acting through its syndicated loans agency department which shall be treated as a separate entity from any of its other divisions or departments.

(b)                                 If information is received by another division or department of the Security Agent, it may be treated as confidential to that division or department and the Security Agent shall not be deemed to have notice of it.

17.24                 Disapplication

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Agent in relation to the trusts constituted by this Agreement save to the extent required by law. Where there are any inconsistencies between the Trustee Act 1925 or the Trustee Act 2000 and the provisions of this Agreement, the provisions of this Agreement shall, to the extent allowed by law, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement shall constitute a restriction or exclusion for the purposes of that Act.

17.25                 Subordinated Creditors and Debtors: Power of Attorney

Each Subordinated Creditor and Debtor by way of security for its obligations under this Agreement irrevocably appoints the Security Agent to be its attorney to do (until the Final Discharge Date) anything which that Subordinated Creditor or Debtor has authorised the Security Agent or any other Party to do under this Agreement or is itself required to do under this Agreement but has failed to do within 10 Business Days of receiving notice requiring it to do so (and the Security Agent may delegate that power on such terms as it sees fit). Each Subordinated Creditor and Debtor ratifies and confirms and agrees to ratify and confirm whatever any such attorney shall do in the exercise or purported exercise of the power of attorney granted in this Clause 17.25.

17.26                 Security Enforcement Principles

The Security Enforcement Principles shall bind each Party.

17.27                 No fiduciary duties

Nothing in this Agreement constitutes the Security Agent (except as expressly provided in this Agreement) as a trustee or fiduciary of any other person.

18.                               CHANGE OF SECURITY AGENT AND DELEGATION

18.1                        Resignation of the Security Agent

(a)                                 The Security Agent may resign and appoint one of its Affiliates as successor by giving notice to the Senior Secured Notes Issuer and the Super Senior Creditors, the Senior Secured Notes Trustee and the Senior Secured Hedge Counterparties.

(b)                                 Alternatively the Security Agent may resign by giving not less than 30 days’ notice to the other Parties in which case the Instructing Group may appoint a successor Security Agent.

(c)                                  If the Instructing Group have not appointed a successor Security Agent in accordance with paragraph (b) above within 30 days after the notice of resignation was given, the Security Agent (after consultation with the Company, the Creditor Representatives and the Hedge Counterparties) may appoint a successor Security Agent.

(d)                                 The retiring Security Agent (the “Retiring Security Agent”) shall, at the Company’s cost, make available to the successor Security Agent such documents and records and provide such assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as Security Agent under the Debt Documents.

(e)                                  The Security Agent’s resignation notice shall only take effect upon (i) the appointment of a successor and (ii) the transfer of all of the Security Property (including, without limitation, all rights in respect of the Parallel Debt Obligations) to that successor. Each Creditor and Debtor will do all things that the Security Agent requests in order to give effect to such transfer of Security Property (which shall include, without limitation, the execution of any assignments, transfers, releases or other documents that the Security Agent may consider to be necessary to give effect to the transfer).

(f)                                   Upon the appointment of a successor, the Retiring Security Agent shall be discharged from any further obligation in respect of the Debt Documents (other than its obligations under paragraph (b) of Clause 17.21 (Winding up of trust) and under paragraph (d) above) but shall, in respect of any act or omission by it whilst it was the Security Agent, remain entitled to the benefit of Clauses 17 (The Security Agent), 22.1 (Debtors’ indemnity) and 22.3 (Senior Creditors’ indemnity). Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if that successor had been an original Party.

(g)                                  After consultation with the Company, the Instructing Group may, by notice to the Security Agent, require it to resign in accordance with paragraph (b) above (or, at any time the Security Agent is an Impaired Security Agent, by giving any shorter notice determined by the Instructing Group). In this event, the Security Agent shall resign in accordance with paragraph (b) above (or in accordance with such shorter notice as determined by the Instructing Group) but the cost referred to in paragraph (d) above shall be for the account of the Senior Secured Notes Issuer.

18.2                        Delegation

(a)                                 Each of the Security Agent, any Receiver and any Delegate may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any of the rights, powers and discretions vested in it by any of the Debt Documents.

(b)                                 That delegation may be made upon any terms and conditions (including the power to sub-delegate) and subject to any restrictions that the Security Agent, that Receiver or that Delegate (as the case may be) may, in its discretion, think fit in the interests of the Secured Parties, provided such delegation has been made with due care, and it shall not be bound to supervise, or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate.

18.3                        Additional Security Agents

(a)                                 The Security Agent may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it (i) if it considers that appointment to be in the interests of the Secured Parties or (ii) for the purposes of conforming to any legal requirements, restrictions or conditions which the Security Agent deems to be relevant or (iii) for obtaining or enforcing any judgment in any jurisdiction, and the Security Agent shall give prior notice to the Senior Secured Notes Issuer, each of the Creditor Representatives and each of the Hedge Counterparties of that appointment.

(b)                                 Any person so appointed shall have the rights, powers and discretions (not exceeding those conferred on the Security Agent by this Agreement) and the duties and obligations that are conferred or imposed by the instrument of appointment.

(c)                                  The remuneration that the Security Agent may pay to that person, and any costs and expenses (together with any applicable VAT) incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Agent.

19.                               CHANGES TO THE PARTIES

19.1                        Assignments and transfers

No Party may assign any of its rights and benefits or transfer any of its rights, benefits and obligations in respect of any Debt Documents or the Liabilities except as permitted by this Clause 19.

19.2                        New Credit Facility Lenders and Creditor Representatives

(a)                                 At any time on or following the RCF Discharge Date, in order for any credit facility (other than the RCF Facility) to be a “Credit Facility Agreement” for the purposes of this Agreement:

(i)                                     each creditor in respect of that credit facility shall accede to this Agreement as a Credit Facility Lender;

(ii)                                  each arranger in respect of that credit facility shall accede to this Agreement as an Arranger; and

(iii)                               the facility agent in respect of that credit facility shall accede to this Agreement as the Creditor Representative in relation to that credit facility pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

(b)                                 A Credit Facility Lender may assign any of its rights and benefits or transfer by novation any of its rights, benefits and obligations in respect of any Debt Documents or the Liabilities if:

(i)                                     that assignment or transfer is in accordance with the terms of the relevant Credit Facility Documents; and

(ii)                                  any assignee or transferee has (if not already party to this Agreement as a Credit Facility Lender) acceded to this Agreement as a Credit Facility Lender pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

(c)                                  No creditor shall be entitled to share in any of the Transaction Security or in the benefit of any provisions of this Agreement as a Credit Facility Lender unless such creditor has acceded to this Agreement as a Credit Facility Lender in accordance with paragraphs (a) or (b) above.

19.3                        New Pari Passu Creditors and Creditor Representatives

(a)                                 In order for indebtedness in respect of any issuance of debt securities to constitute “Pari Passu Debt” for the purposes of this Agreement, (i) the Security Agent must have given its written consent and (ii) the trustee in respect of those debt securities shall accede to this Agreement as the Creditor Representative in relation to that Pari Passu Debt pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

(b)                                 In order for indebtedness under any other loan or credit or debt facility to constitute “Pari Passu Debt” for the purposes of this Agreement:

(i)                                     each creditor in respect of that loan or credit or debt facility shall accede to this Agreement as a Pari Passu Creditor; and

(ii)                                  the facility agent in respect of that loan or credit or debt facility shall accede to this Agreement as the Creditor Representative in relation to that loan or credit or debt facility pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

(c)                                  A Pari Passu Creditor may assign any of its rights and benefits or transfer by novation any of its rights, benefits and obligations in respect of any Debt Documents or the Liabilities if:

(i)                                     that assignment or transfer is in accordance with the terms of the relevant Pari Passu Debt Documents; and

(ii)                                  any assignee or transferee has (if not already party to this Agreement as a Pari Passu Creditor and unless the relevant Creditor Representative has acceded on its behalf) acceded to this Agreement as a Pari Passu Creditor pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

(d)                                 No creditor shall be entitled to share in any of the Transaction Security or in the benefit of any provisions of this Agreement as a Pari Passu Creditor unless (i) the

Security Agent has given its written consent and (ii) such creditor (or, as the case may be, the trustee in relation to the debt securities held by such creditor) has acceded to this Agreement in accordance with paragraphs (a) or (b) above.

19.4                        Change of Senior Creditor

A Credit Facility Lender (other than a RCF Finance Party) may assign any of its rights and benefits or transfer by novation any of its rights, benefits and obligations in respect of any Credit Facility Documents or the Liabilities if:

(a)                                 that assignment or transfer is in accordance with the terms of the relevant Credit Facility Document; and

(b)                                 any assignee or transferee has (if not already party to this Agreement as a Credit Facility Lender) acceded to this Agreement as a Credit Facility Lender pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

No creditor (other than a RCF Lender) shall be entitled to share in any of the Transaction Security or in the benefit of any provisions of this Agreement as a Credit Facility Lender unless such creditor (or, as the case may be, the trustee in relation to the debt securities held by such creditor) has acceded to this Agreement in accordance with paragraphs (a) or (b) above.

19.5                        Change of RCF Lender

A RCF Lender may assign any of its rights and benefits or transfer by novation any of its rights, benefits and obligations in respect of any Debt Documents or the Liabilities if:

(a)                                 that assignment or transfer is in accordance with the terms of the RCF Facility Agreement; and

(b)                                 any assignee or transferee has (if not already party to this Agreement as a RCF Lender) acceded to this Agreement, as a RCF Lender pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

19.6                        Change of Hedge Counterparty

A Hedge Counterparty may transfer any of its rights and benefits or obligations in respect of the Hedging Agreements to which it is a party if any transferee has (if not already party to this Agreement as a Hedge Counterparty) acceded to this Agreement as a New Hedge Counterparty pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

19.7                        Change of Creditor Representative

No person shall become a Creditor Representative unless at the same time it accedes to this Agreement as a Creditor Representative pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

19.8                        New Intra-Group Lender

If any member of the Group makes a loan to or grants any credit to or makes any other financial arrangement having similar effect with any Debtor, in an aggregate amount of USD 2,000,000 or more and which is (or will be) outstanding for more than 10 Business Days, the Senior Secured Notes Issuer will procure that the person giving that loan, granting that credit or making that other financial arrangement (if not already party to this Agreement as an Intra-Group Lender) accedes to this Agreement, as an Intra-Group Lender pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

19.9                        Change of Intra-Group Lender

Subject to Clause 8.4 (Acquisition of Intra-Group Liabilities) and to the terms of the other Debt Documents, any Intra-Group Lender may assign any of its rights and benefits or transfer any of its rights, benefits and obligations in respect of the Intra-Group Liabilities to another member of the Group if that member of the Group has (if not already party to this Agreement as an Intra-Group Lender) acceded to this Agreement as an Intra-Group Lender, pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

19.10                 New Shareholder Creditor

If the Senior Secured Notes Issuer or another member of the Group becomes a borrower in respect of Financial Indebtedness from any direct or indirect shareholder in the Senior Secured Notes Issuer or an Affiliate of any such person, the Senior Secured Notes Issuer will procure that the person giving that loan, granting that credit or making that other financial arrangement (if not already party to this Agreement as a Shareholder Creditor) accedes to this Agreement, as a Shareholder Creditor pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

19.11                 Change of Shareholder Creditor

Subject to Clause 9.4 (Acquisition of Shareholder Liabilities) and to the terms of the other Debt Documents, any Shareholder Creditor may assign any of its rights and benefits or transfer any of its rights, benefits and obligations in respect of the Shareholder Liabilities if the assignee or transferee has (if not already party to this Agreement as a Shareholder Creditor) acceded to this Agreement as a Shareholder Creditor, pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

19.12                 New Ancillary Lender

If any Affiliate of a Credit Facility Lender becomes an Ancillary Lender in accordance with clause 7.9 (Affiliates of Lenders as Ancillary Lenders) of the RCF Facility Agreement (or the equivalent provision of any other Credit Facility Document), it shall not be entitled to share in any of the Transaction Security or in the benefit of any guarantee or indemnity in respect of any of the liabilities arising in relation to its Ancillary Facilities unless it has (if not already party to this Agreement as a Credit Facility Lender) acceded to this Agreement as a Credit Facility Lender and to the RCF Facility Agreement (or, following the Super Senior Discharge Date, the facility agreement relating to the relevant Credit Facility Agreement) as an Ancillary Lender pursuant to Clause 19.13 (Creditor/Creditor Representative Accession Undertaking).

19.13                 Creditor/Creditor Representative Accession Undertaking

(a)                                 With effect from the date of acceptance by the Security Agent and, in the case of an Affiliate of a Credit Facility Lender, the Creditor Representative in relation to the relevant Credit Facility Agreement, of a Creditor/Creditor Representative Accession Undertaking duly executed and delivered to the Security Agent by the relevant acceding party or, if later, the date specified in that Creditor/Creditor Representative Accession Undertaking:

(i)                                     any Party ceasing entirely to be a Creditor or a Creditor Representative shall be discharged from further obligations towards the Security Agent and other Parties under this Agreement and their respective rights against one another shall be cancelled (except in each case for those rights which arose prior to that date);

(ii)                                  as from that date, the replacement or new Creditor, Subordinated Creditor or Creditor Representative shall assume the same obligations, and become entitled to the same rights, as if it had been an original Party to this Agreement in that capacity; and

(iii)                               any new Ancillary Lender (which is an Affiliate of a Credit Facility Lender) shall also become party to the RCF Facility Agreement (or, following the RCF Discharge Date, the facility agreement relating to the relevant Credit Facility Agreement) as an Ancillary Lender and shall assume the same obligations and become entitled to the same rights as if it had been an original party to the RCF Facility Agreement (or, following the RCF Discharge Date, the facility agreement relating to the relevant Credit Facility Agreement) as an Ancillary Lender.

(b)                                 At the time which any New Hedge Counterparty delivers a Creditor/ Creditor Representative Accession Undertaking to the Security Agent, the New Hedge Counterparty and the Senior Secured Notes Issuer shall notify the Security Agent in writing of the maximum amount of recoveries that may be applied towards the Hedging Liabilities of that New Hedge Counterparty pari passu with the other Super Senior Liabilities in accordance with Clause 15 (Application of Proceeds) (the “Designated Priority Hedging Amount”).  The aggregate of all Designated Priority Hedging Amounts shall not exceed the Super Senior Hedging Threshold.

19.14                 New Debtor

(a)                                 If any member of the Group:

(i)                                     incurs any Liabilities; or

(ii)                                  gives any security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities then, unless the Liabilities incurred or in respect of which that Security, guarantee, indemnity or other assurance agsint loss is given does not exceed USD 100,000 in aggregate, the Debtors will procure that the person incurring those Liabilities or giving that assurance accedes to this Agreement as a Debtor, in accordance with paragraph (b) below, no later than contemporaneously with the incurrence of those Liabilities or the giving of that assurance.

(b)                                 With effect from the date of acceptance by the Security Agent of a Debtor Accession Deed duly executed and delivered to the Security Agent by the new Debtor or, if later, the date specified in the Debtor Accession Deed, the new Debtor shall assume the same obligations and become entitled to the same rights as if it had been an original Party to this Agreement as a Debtor.

19.15                 Additional parties

(a)                                 Each of the Parties appoints the Security Agent to receive on its behalf each Debtor Accession Deed and Creditor/Creditor Representative Accession Undertaking

delivered to the Security Agent and the Security Agent shall, subject to paragraphs (c) and (d) below, promptly after receipt by it, sign and accept the same if it appears on its face to have been completed, executed and, where applicable, delivered in the form contemplated by this Agreement or, where applicable, by the relevant Debt Document.

(b)                                 In the case of a Creditor/Creditor Representative Accession Undertaking delivered to the Security Agent by any new Ancillary Lender (which is an Affiliate of a Credit Facility Lender):

(i)                                     the Security Agent shall, as soon as practicable after signing and accepting that Creditor/Creditor Representative Accession Undertaking in accordance with paragraph (a) above, deliver that Creditor/Creditor Representative Accession Undertaking to the relevant Creditor Representative; and

(ii)                                  the relevant Creditor Representative shall, as soon as practicable after receipt by it, sign and accept that Creditor/Creditor Representative Accession Undertaking if it appears on its face to have been completed, executed and delivered in the form contemplated by this Agreement.

(c)                                  The relevant Creditor Representative shall be obliged to sign and accept a Debtor Accession Deed or Creditor/Creditor Representative Accession Undertaking received by it promptly after receipt by it provided that it is satisfied that it has complied with all necessary “know your customer” or similar other checks under all applicable laws and regulations in relation to the accession by the prospective party to this Agreement.

(d)                                 Each Party shall promptly upon the request of the Security Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Security Agent (for itself) from time to time in order for the Security Agent to carry out and be satisfied with the results of all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Debt Documents.

(e)                                  The Senior Secured Notes Issuer shall provide the Security Agent with copies (certified by a director of the Senior Secured Notes Issuer to be true and complete) of each Debt Document as soon as reasonably practicable upon execution.

19.16                 Resignation of a Debtor

(a)                                 The Senior Secured Notes Issuer may request that a Debtor ceases to be a Debtor by delivering to the Security Agent a Debtor Resignation Request.

(b)                                 The Security Agent shall accept a Debtor Resignation Request to the Security Agent and notify the Senior Secured Notes Issuer and each other Party of its acceptance if:

(i)                                     the Senior Secured Notes Issuer has confirmed that no Default is continuing or would result from the acceptance of the Debtor Resignation Request;

(ii)                                  to the extent that the Super Senior Discharge Date has not occurred, the Creditor Representative in relation to each Credit Facility Agreement notifies the Security Agent that that Debtor is not, or has ceased to be, a Credit Facility Borrower or a Credit Facility Guarantor;

(iii)                               to the extent that the Super Senior Discharge Date has not occurred, each Hedge Counterparty notifies the Security Agent that that Debtor is under no actual or contingent obligations to that Hedge Counterparty in respect of the Hedging Liabilities;

(iv)                              to the extent that the Senior Secured Notes Discharge Date has not occurred, the Senior Secured Notes Trustee notifies the Security Agent that the Debtor is not, or has ceased to be, the Note Issuer or a guarantor of the Senior Secured Notes;

(v)                                 to the extent that the Pari Passu Debt Discharge Date has not occurred, the Creditor Representative in relation to any Pari Passu Debt notifies the Security Agent that the Debtor is not, or has ceased to be, a borrower, issuer and/or guarantor of the Pari Passu Debt; and

(vi)                              the Senior Secured Notes Issuer confirms to the Security Agent that that Debtor is under no actual or contingent obligations in respect of the Intra-Group Liabilities and the Subordinated Liabilities.

(c)                                  Upon notification by the Security Agent to the Senior Secured Notes Issuer of its acceptance of the resignation of a Debtor, that member of the Restricted Group shall cease to be a Debtor and shall have no further rights or obligations under this Agreement as a Debtor.

(d)                                 The Security Agent shall, promptly upon receipt of a Debtor Resignation Request, request the notifications required in paragraph (b) above and each party required to give a notification under paragraph (b) above shall, promptly following receipt of the request (and provided the relevant conditions in paragraph (b) above have been met) give such notification.

19.17                 Notification by Security Agent

The Security Agent shall notify the Creditor Representatives promptly of the receipt and execution by it on their behalf of any Debtor Accession Deed.

20.                               SENIOR SECURED NOTES TRUSTEE PROTECTIONS

20.1                        Limitation of Senior Secured Notes Trustee Liability

It is expressly understood and agreed by the Parties that this Agreement is executed and delivered by the Senior Secured Notes Trustee not individually or personally but solely in its capacity as the Senior Secured Notes Trustee in the exercise of the powers and authority conferred and vested in it under the Senior Secured Notes Documents. It is further understood by the Parties that in no case shall the Senior Secured Notes Trustee be (i) responsible or accountable in damages or otherwise to any other Party for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Senior Secured Notes Trustee in good faith in accordance with this Agreement and the Senior Secured Notes Trustee in a manner that the Senior Secured Notes Trustee believed to be within the scope of the authority conferred on the Senior Secured Notes Trustee by this Agreement and the Senior Secured Notes Documents or by law, or (ii) personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of any other Party, all such liability, if any, being expressly waived by the Parties and any person claiming by, through or under such Party, provided, however, that the Senior Secured Notes Trustee (or any such successor noteholder trustee) shall be personally liable under this Agreement for its own gross negligence or wilful misconduct. It is also acknowledged that the

Senior Secured Notes Trustee shall not have any responsibility for the actions of any individual holder of the Senior Secured Notes.

20.2                        Senior Secured Notes Trustee not fiduciary for other Creditors

The Senior Secured Notes Trustee shall not be deemed to owe any fiduciary duty to any of the Creditors (other than the Senior Secured Noteholders), any of the Subordinated Creditors or any member of the Group and shall not be liable to any Creditor (other than the Senior Secured Noteholders), any Subordinated Creditor or any member of the Group if the Senior Secured Notes Trustee shall in good faith mistakenly pay over or distribute to the Senior Secured Noteholders or to any other person cash, property or securities to which any Creditor (other than the Senior Secured Noteholder) shall be entitled by virtue of this Agreement or otherwise. With respect to the Creditors (other than the Senior Secured Noteholders) and any Subordinated Creditor, the Senior Secured Notes Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in the Senior Secured Notes Documents and this Agreement and no implied covenants or obligations with respect to Creditors (other than the Senior Secured Noteholders) and any Subordinated Creditor shall be read into this Agreement against the Senior Secured Notes Trustee.

20.3                        Reliance on certificates

The Senior Secured Notes Trustee may rely without enquiry on any notice, consent or certificate of the Security Agent or any other Creditor Representative as to the matters certified therein.

20.4                        Senior Secured Notes Trustee

In acting under and in accordance with this Agreement the Senior Secured Notes Trustee shall act in accordance with the Senior Secured Notes Indenture and shall seek any necessary instruction from the Senior Secured Noteholders to the extent provided for, and in accordance with, the Senior Secured Notes Indenture, and where it so acts on the instructions of the Senior Secured Noteholders, the Senior Secured Notes Trustee shall not incur any liability to any person for so acting (or refraining from acting) other than in accordance with the Senior Secured Notes Indenture. Furthermore, prior to taking any action (or refraining from acting) under this Agreement, the Senior Secured Notes Trustee may reasonably request and rely upon an opinion of counsel or opinion of another qualified expert, at the Senior Secured Notes Issuer’s expense; provided, however, that any such opinions shall be at the expense of the Senior Secured Noteholders if such actions are on the instructions of the Senior Secured Noteholders.

20.5                        Turnover obligations

Notwithstanding any provision in the Agreement to the contrary, the Senior Secured Notes Trustee shall only have an obligation to turn over or repay amounts received or recovered under this Agreement by it (i) if it had actual knowledge that the receipt or recovery is an amount received in breach of a provision of this Agreement (a “Turnover Receipt”) and (ii) to the extent that, prior to receiving that knowledge, it has not distributed the amount of the Turnover Receipt to the Senior Secured Noteholders in accordance with the provisions of the Senior Secured Notes Indenture. For the purpose of this Clause 20.5, (i) “actual knowledge” of the Senior Secured Notes Trustee shall be construed to mean the Senior Secured Notes Trustee shall not be charged with knowledge (actual or otherwise) of the existence of facts that would impose an obligation on it to make any payment or prohibit it from making any payment unless a responsible officer of the Senior Secured Notes Trustee has received, not less than two Business Days’ prior to the date of such payment, a written notice that such payments are required or prohibited by this Agreement; and (ii) “responsible officer” when used in relation to the Senior Secured Notes Trustee means any person who is an officer within the corporate trust and agency department of the Senior Secured Notes Trustee, including any director, associate director, vice president, assistant vice president, senior associate, assistant treasurer, trust officer, or any other officer of the Senior Secured Notes Trustee who customarily performs functions similar to those performed by such officers, or to whom any corporate trust matter is referred because of such individual’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

20.6                        Creditors and the Senior Secured Notes Trustee

In acting pursuant to this Agreement and the Senior Secured Notes Indenture, the Senior Secured Notes Trustee is not required to have any regard to the interests of the Creditors (other than the Senior Secured Noteholders) or any Subordinated Creditor.

20.7                        Senior Secured Notes Trustee; reliance and information

(a)                                 The Senior Secured Notes Trustee may rely and shall be fully protected in acting or refraining from acting upon any notice or other document reasonably believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person.

(b)                                 Without affecting the responsibility of any Debtor for information supplied by it or on its behalf in connection with any Debt Document, each Primary Creditor (other than the Senior Secured Noteholders) confirms that it has not relied exclusively on any information provided to it by the Senior Secured Notes Trustee in connection with any Debt Document. The Senior Secured Notes Trustee is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another party.

(c)                                  The Senior Secured Notes Trustee is entitled to assume that:

(i)                                     any payment or other distribution made in respect of the Liabilities, respectively, has been made in accordance with the provisions of this Agreement;

(ii)                                  no Default or Event of Default has occurred; and

(iii)                               the Super Senior Discharge Date has not occurred,

unless a responsible officer of the Senior Secured Note Trustee has received written notice to the contrary. The Senior Secured Notes Trustee is not obliged to monitor or enquire whether any such default has occurred.

20.8                        No action

The Senior Secured Notes Trustee shall not have any obligation to take any action under this Agreement unless it is indemnified and/or secured to its satisfaction (whether by way of payment in advance or otherwise) by the Debtors or the Senior Secured Noteholders, as applicable in accordance with the terms of the Senior Secured Notes Indenture. The Senior Secured Notes Trustee is not required to indemnify any other person, whether or not a Party in respect of the transactions contemplated by this Agreement. The Senior Secured Notes Trustee may engage, at the cost of the Parent or another Debtor, and rely on professional advisers selected by it (including those in the Security Agent’s employment and those representing a person other than the Senior Secured Notes Trustee).

20.9                        Departmentalisation

(a)                                 In acting as the Senior Secured Notes Trustee, the Senior Secured Notes Trustee shall be treated as acting through its agency division which shall be treated as a separate entity from its other divisions and departments. Any information received or acquired by the Senior Secured Notes Trustee which is received or acquired by some other division or department or otherwise than in its capacity as the Senior Secured Notes Trustee may be treated as confidential by the Senior Secured Notes Trustee and will not be treated as information possessed by the Senior Secured Notes Trustee in its capacity as such.

(b)                                 Each of the Parties hereby irrevocably waives, in favour of the Security Agent and/or  the Senior Secured Notes Trustee, any conflict of interest which may arise by virtue of the Agent and/or the Trustee acting in various capacities under the Debt Documents or for other customers of the Security Agent or the Senior Secured Notes Trustee.  Each of the Parties acknowledges that the Security Agent and the Senior Secured Notes Trustee and their affiliates (together, the “Agent/Trustee Parties”) may have interests in, or may be providing or may in the future provide financial or other services to other parties with interests which a Party may regard as conflicting with its interests and may possess information (whether or not material to the Parties) other than as a result of the Agent/Trustee Parties acting as security agent and/or notes trustee hereunder, that the Agent/Trustee Parties may not be entitled to share with any Party.  Without prejudice to the foregoing, each of the Parties agrees that the Agent/Trustee Parties may deal (whether for its own or its customers’ account) in, or advise on, securities of any party and that such dealing or giving of advice, will not constitute a conflict of interest for the purposes of the Debt Documents.

(c)                                  The Senior Secured Notes Trustee or Security Agent, as applicable, will treat confidential information obtained from any Party as confidential, but (unless consent is prohibited by law) each Party consents to the transfer and disclosure by the Senior Secured Notes Trustee or Security Agent, as applicable, of any such information to and between branches, subsidiaries, representative offices, affiliates and agents of the Senior Secured Notes Trustee or Security Agent, and third parties selected by any of them, wherever situated, for confidential use (including in connection with the provision of any service and for data processing, statistical and risk analysis purposes).  The Senior Secured Notes Trustee or Security Agent, as applicable, and any branch, subsidiary, representative office, affiliate, agent or third party may transfer and disclose any such information as required by any law, court regulator or legal process.

20.10                 Other parties not affected

This Clause 20 is intended to afford protection to the Senior Secured Notes Trustees only and no provision of this Clause 20 shall alter or change the rights and obligations as between the other parties in respect of each other.

20.11                 Payments

Subject, where Clause 15 (Application of Proceeds) is applicable, to Clause 15 (Application of Proceeds), nothing in this Agreement shall prevent (i) payment by the Senior Secured Notes Issuer or any Debtor of fees, costs and expenses (including legal fees and together with any applicable VAT) of the Senior Secured Notes Trustee (including any amount payable to the Senior Secured Notes Trustee by way of indemnity, remuneration or reimbursement for expenses incurred) payable to the Senior Secured Notes Trustee for its own account pursuant to the Senior Secured Notes Documents or any engagement letter between the Senior Secured

Notes Trustee and the relevant issuer of, as the case may be, the Senior Secured Notes, and the costs of any actual or attempted Enforcement Action which is permitted by this Agreement which are recoverable pursuant to the terms of the Senior Secured Notes Documents (collectively, “Senior Secured Notes Trustee Amounts”); or (ii) the receipt and retaining of the Senior Secured Notes Trustee Amounts by the Senior Secured Notes Trustee.

20.12                 Security Agent and the Senior Secured Notes Trustee

(a)                                 The Senior Secured Notes Trustee is not responsible for the appointment or for monitoring the performance of the Security Agent.

(b)                                 The Security Agent agrees and acknowledges that it shall have no claim against the Senior Secured Notes Trustee in respect of any fees, costs, expenses and liabilities due and payable to, or incurred by, the Security Agent.

(c)                                  The Senior Secured Notes Trustee shall be under no obligation to instruct or direct the Security Agent to take any Security enforcement action unless it shall have been instructed to do so by the Senior Secured Noteholders and indemnified and/or secured to its satisfaction.

20.13                 Provision of information

The Senior Secured Notes Trustee is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party. The Senior Secured Notes Trustee is not responsible for:

(a)                                 providing any Super Senior Finance Parties or Senior Secured Noteholder with any credit or other information concerning the risks arising under or in connection with the Finance Documents, Hedging Agreements, Senior Secured Notes Documents (including any information relating to the financial condition or affairs of any Debtor, the Senior Secured Notes Issuer or their  related entities or the nature or extent of recourse against any Party or its assets) whether coming into its possession before, on or after the date of this Agreement; or

(b)                                 obtaining any certificate or other document from any Debtor, the Senior Secured Notes Issuer.

20.14                 Disclosure of information

Each Debtor and the Senior Secured Notes Issuer irrevocably authorises the Senior Secured Notes Trustee to disclose to any other Primary Creditor any information that is received by the Senior Secured Notes Trustee in its capacity as the Senior Secured Notes Trustee.

20.15                 Illegality

The Senior Secured Notes Trustee and the Security Agent may refrain from doing anything (including disclosing any information) which might, in its opinion, constitute a breach of any law or regulation and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation.

20.16                 Resignation of Senior Secured Notes Trustee

The Senior Secured Notes Trustee may resign or be removed in accordance with the terms of the relevant Senior Secured Notes Indenture, provided that a replacement of the Senior

Secured Notes Trustee agrees with the Parties to become the replacement trustee under this Agreement by the execution of an Accession Deed.

20.17                 Senior Secured Notes Trustee Assumptions

The Senior Secured Notes Trustee is entitled to assume:

(a)                                 the proceeds of enforcement of any Security conferred by the Transaction Security Documents have been applied in the order set out in Clause 15 (Application of Proceeds);

(b)                                 any Security, collateral, guarantee or indemnity or other assurance granted to it has been done so in compliance with Clause 3.3 (Security and guarantees: Secured Parties);

(c)                                  compliance by the Debtors with the terms of this Agreement. The Senior Secured Notes Trustee shall not be obliged to monitor performance by the Debtors, the Security Agent or any other Party to this Agreement or the Senior Secured Noteholders of their respective obligations under this Agreement.

20.18                 Agents

The Senior Secured Notes Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care by it hereunder.

20.19                 Requirement for Bond or Surety

The Senior Secured Notes Trustee shall not be required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Agreement.

20.20                 No consequential loss

Notwithstanding any other term or provision of this Agreement to the contrary, the Senior Secured Notes Trustee or Security Agent, as applicable, shall not be liable under any circumstances for special, punitive, indirect or consequential loss or damage of any kind whatsoever, whether or not foreseeable, or for any loss of business, goodwill, opportunity or profit, whether arising directly or indirectly and whether or not forseeable, even if the Senior Secured Notes Trustee or Security Agent is actually aware of or has been advised of the likelihood of such loss or damage and regardless of whether the claim for such loss or damage is made in negligence, for breach of contract, breach of trust, breach of fiduciary obligation or otherwise. The provisions of this Clause shall survive the termination or expiry of this Agreement or the resignation or removal of the Senior Secured Notes Trustee or Security Agent, as applicable.

20.21                 Force Majeure

Notwithstanding anything to the contrary in this Agreement or in any other transaction document, the Senior Secured Notes Trustee or Security Agent, as applicable, shall not in any event be liable for any loss or damage, or any failure or delay in the performance of its obligations hereunder if it is prevented from so performing its obligations by any reason which is beyond the control of the Senior Secured Notes Trustee or Security Agent, including, but not limited to, by any existing or future law or regulation, any existing or future act of governmental authority, act of God, flood, war whether declared or undeclared, terrorism, riot, rebellion, civil commotion, strike, lockout, other industrial action, general failure of electricity or other supply, aircraft collision, technical failure, accidental or mechanical or electrical breakdown, computer failure or failure of any money transmission system or any event where, in the reasonable opinion of the Senior Secured Notes Trustee or Security Agent, as applicable, performance of any duty or obligation under or pursuant to this Agreement would or may be illegal or would result in the Senior Secured Notes Trustee or Security Agent being in breach of any law, rule, regulation, or any decree, order or judgment of any court, or practice, request, direction, notice, announcement or similar action (whether or not having the force of law) of any relevant government, government agency, regulatory authority, stock exchange or self-regulatory organisation to which the Senior Secured Notes Trustee or Security Agent, as applicable, is subject.

20.22                 Provisions Survive Termination

The provisions of this Clause 20 shall survive the resignation of the Senior Secured Notes Trustee and any termination of discharge of this Agreement.

21.                               COSTS AND EXPENSES

21.1                        Security Agent’s ongoing costs

(a)                                 In the event of (i) a Default or (ii) the Security Agent being requested by a Debtor or the Instructing Group to undertake duties which the Security Agent and the Senior Secured Notes Issuer agree to be of an exceptional nature and/or outside the scope of the normal duties of the Security Agent, any Receiver or Delegate under the Debt Documents, the Senior Secured Notes Issuer shall pay to the Security Agent any additional remuneration that may be agreed between them.

(b)                                 If the Security Agent and the Senior Secured Notes Issuer fail to agree upon the nature of those duties or upon any additional remuneration, that dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Agent and approved by the Senior Secured Notes Issuer or, failing approval, nominated (on the application of the Security Agent) by the President for the time being of the Law Society of England and Wales (the costs of the nomination and of the investment bank being payable by the Senior Secured Notes Issuer) and the determination of any investment bank shall be final and binding upon the parties to this Agreement, provided that such investment bank shall not be an Affiliate of the Security Agent.

(c)                                  The Senior Secured Notes Issuer shall pay to the Security Agent the remuneration agreed in writing between the Senior Secured Notes Issuer and the Security Agent in respect of the services provided by the Security Agent under this Agreement.

21.2                        Transaction expenses

The Senior Secured Notes Issuer shall, within three Business Days of demand, pay (or procure the payment of) the Security Agent the amount of all reasonable and documented costs and expenses (including legal fees, subject to any agreed cap) (together with any applicable VAT) incurred by the Security Agent in connection with the negotiation, preparation, printing, execution, syndication and perfection of:

(a)                                 this Agreement and any other documents referred to in this Agreement and the Transaction Security; and

(b)                                 any other Debt Documents executed after the date of this Agreement.

21.3                        Stamp taxes

The Senior Secured Notes Issuer shall pay and, within three Business Days of demand, indemnify the Security Agent against any cost, loss or liability the Security Agent incurs in relation to all stamp duty, registration and other similar Tax payable in respect of any Debt Document.

21.4                        Interest on demand

If any Creditor or Debtor fails to pay any amount payable by it under this Agreement on its due date, interest shall, without double-counting, accrue on the overdue amount (and be compounded with it) from the due date up to the date of actual payment (both before and after judgment and to the extent interest at a default rate is not otherwise being paid on that sum under any other Debt Document) at the rate which is one per cent. per annum over the rate at which the Security Agent was being offered, by leading banks in the London interbank market, deposits in an amount comparable to the unpaid amounts in the currencies of those amounts for any period(s) that the Security Agent may from time to time select.

21.5                        Enforcement and preservation costs

The Senior Secured Notes Issuer shall, within three Business Days of demand, pay (or procure the payment) to the Security Agent the amount of all costs and expenses (including legal fees and together with any applicable VAT) incurred by it in connection with the enforcement of or the preservation of any rights under any Debt Document and the Transaction Security and any proceedings instituted by or against the Security Agent as a consequence of taking or holding the Transaction Security or enforcing these rights.

22.                               INDEMNITIES

22.1                        Debtors’ indemnity

Each Debtor shall, on a joint and several basis, within three Business Days of demand, indemnify the Security Agent and every Receiver and Delegate against any cost, expense, loss or liability (together with any applicable VAT) incurred by any of them:

(a)                                 in relation to or as a result of:

(i)                                     any failure by the Senior Secured Notes Issuer to comply with obligations under Clause 21 (Costs and Expenses);

(ii)                                  the taking, holding, protection or enforcement of the Transaction Security;

(iii)                               the exercise of any of the rights, powers, discretions and remedies vested in the Security Agent, each Receiver and each Delegate by the Debt Documents or by law; or

(iv)                              any default by any Debtor in the performance of any of the obligations expressed to be assumed by it in the Debt Documents; or

(b)                                 which otherwise relates to any of the Security Property or the performance of the terms of this Agreement (otherwise than as a result of its gross negligence or wilful misconduct).

Each Debtor expressly acknowledges and agrees that the continuation of its indemnity obligations under this Clause 22.1 (Debtors’ indemnity) will not be prejudiced by any release or disposal under Clause 14.2 (Distressed Disposals) taking into account the operation of that Clause 14.2 (Distressed Disposals).

22.2                        Priority of indemnity

The Security Agent and every Receiver and Delegate may, in priority to any payment to the Secured Parties but subject to Clause 15 (Application of Proceeds), indemnify itself (except in the case of its own gross negligence or wilful misconduct) out of the Charged Property in respect of, and pay and retain, all sums necessary to give effect to the indemnity in Clause 22.1 (Debtors’ indemnity) and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all moneys payable to it.

22.3                        Primary Creditors’ indemnity

Each Primary Creditor (except the Creditor Representatives) shall (in the proportion that the Liabilities due to it bears to the aggregate of the Liabilities due to all the Primary Creditors for the time being (or, if the Liabilities due to each of those Primary Creditors is zero, immediately prior to their being reduced to zero) and for these purposes, the Liabilities of the Hedging Counterparties shall be deemed to be an amount equal to their Super Senior Credit Participations on the relevant date for determination), indemnify the Security Agent and every Receiver and every Delegate, within three Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the relevant Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful misconduct) in acting as Security Agent, Receiver or Delegate under the Debt Documents (unless the relevant Security Agent, Receiver or Delegate has been reimbursed by a Debtor pursuant to a Debt Document) and the Debtors shall jointly and severally indemnify each Primary Creditor against any payment made by it under this Clause 22 (Indemnities).

22.4                        Senior Secured Notes Issuer’s indemnity to Primary Creditors

The Senior Secured Notes Issuer shall promptly and as principal Debtor indemnify each Primary Creditor against any cost, loss or liability (together with any applicable VAT), whether or not reasonably foreseeable, incurred by any of them in relation to or arising out of the operation of Clause 14.2 (Distressed Disposals).

22.5                        Provisions Survives Termination

The provisions of this Clause 22 shall survive the resignation of the Security Agent and any termination or discharge of this Agreement.

23.                               INFORMATION

23.1                        Information and dealing

(a)                                 The Creditors shall provide to the Security Agent from time to time (through the relevant Creditor Representative as applicable) any information that the Security Agent may reasonably specify as being necessary or desirable to enable the Security Agent to perform its functions as Security Agent or trustee.

(b)                                 Subject to clause 35.5 (Communication when Agent is Impaired Agent) of the RCF Facility Agreement (or, following the RCF Discharge Date, any equivalent provision of any facility agreement in relation to a Credit Facility Agreement) each Credit Facility Lender shall deal with the Security Agent exclusively through the Creditor Representative in relation to each Credit Facility Agreement and the Hedge

Counterparties shall deal directly with the Security Agent and shall not deal through any agent.

(c)                                  No Creditor Representative shall be under any obligation to act as agent or otherwise on behalf of any Hedge Counterparty except as expressly provided for in, and for the purposes of, this Agreement.

(d)                                 Each Super Senior Creditor other than the Hedge Counterparties shall deal with the Security Agent exclusively through the relevant Creditor Representative and each Senior Secured Noteholder shall deal with the Security Agent exclusively through the Senior Secured Notes Trustee.

23.2                        Disclosure

Notwithstanding any agreement to the contrary, each of the Debtors consents, until the Final Discharge Date, to the disclosure by any of the Primary Creditors, the Creditor Representatives, the Arrangers and the Security Agent to each other (whether or not through the Creditor Representatives or the Security Agent) of such information concerning the Debtors as any Primary Creditor, any Arranger, any Creditor Representative or the Security Agent shall see fit, including details of its outstanding Liabilities.

23.3                        Notification of prescribed events

(a)                                 If an Event of Default or a Default under the Credit Facility Agreement either occurs or ceases to be continuing the Creditor Representative shall, upon becoming aware of that occurrence or cessation, notify the Security Agent and the Security Agent shall, upon receiving that notification, notify each other Creditor Representative and each Hedge Counterparty.

(b)                                 If an Event of Default or a Default under the Senior Secured Notes Indenture either occurs or ceases to be continuing the Senior Secured Notes Trustee shall, upon becoming aware of that occurrence or cessation, notify the Security Agent and the Security Agent shall, upon receiving that notification, notify each other Creditor Representatives and each Hedge Counterparty.

(c)                                  If an Acceleration Event occurs, the relevant Creditor Representative shall notify the Security Agent and the Security Agent shall, upon receiving that notification, notify each other Party.

(d)                                 If the Security Agent enforces, or takes formal steps to enforce, any of the Transaction Security it shall notify each Party of that action.

(e)                                  If any Primary Creditor exercises any right it may have to enforce, or to take formal steps to enforce, any of the Transaction Security it shall notify the Security Agent and the Security Agent shall, upon receiving that notification, notify each Party of that action.

(f)                                   If a Debtor defaults on any Payment due under a Hedging Agreement (prior to the expiry of any applicable notice or grace periods under that Hedging Agreement), the Hedge Counterparty which is party to that Hedging Agreement shall, upon becoming aware of that default, notify the Security Agent and the Security Agent shall, upon receiving that notification, notify each Creditor Representative and each other Hedge Counterparty.

(g)                                  If a Hedge Counterparty terminates or closes-out, in whole or in part, any transaction under any Hedging Agreement under Clause 7.9 (Permitted Enforcement: Hedge Counterparty) it shall notify the Security Agent and the Security Agent shall, upon receiving that notification, notify each Creditor Representative and each other Hedge Counterparty.

(h)                                 Each of the Facility Agent, Senior Secured Notes Trustee, Pari Passu Debt Representative and each Hedge Counterparty shall promptly notify the Security Agent of the occurrence of the Final Discharge Date.

23.4                        Hedge Counterparty

(a)                                 Subject to paragraph (b) below, each Hedge Counterparty shall on request from either Creditor Representative or the Security Agent from time to time notify each Creditor Representative and the Security Agent of the Notional Amount (as defined in the relevant Hedging Agreement) of each Hedging Agreement to which it is a party and the residual maturity of each such Hedging Agreement.

(b)                                 Nothing in paragraph (a) above shall require a Hedge Counterparty to disclose to another Hedge Counterparty the Notional Amount (as defined in the relevant Hedging Agreement) of each Hedging Agreement to which it is a party and the residual maturity of each such Hedging Agreement.

(c)                                  If any Hedge Counterparty does not promptly on request notify each of the Creditor Representatives and the Security Agent of any matter pursuant to paragraph (a) above, the Creditor Representatives and the Security Agent may assume that the Notional Amount (as defined in the relevant Hedging Agreement) of each relevant Hedging Agreement is that set out in that Hedging Agreement and may calculate the residual maturity of each relevant Hedging Agreement by reference to that Hedging Agreement.

24.                               NOTICES

24.1                        Communications in writing

Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.

24.2                        Security Agent’s communications with Primary Creditors

The Security Agent shall be entitled to carry out all dealings with the Primary Creditors (other than the Hedge Counterparties) and the Arrangers through the relevant Creditor Representative and may give to the relevant Creditor Representative any notice or other communication required to be given by the Security Agent to a Primary Creditor or an Arranger and with each Hedge Counterparty directly with that Hedge Counterparty.

24.3                        Addresses

The address, email address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Agreement is:

(a)                                 in the case of the Parent, that identified with its name below;

(b)                                 in the case of the Security Agent, that identified with its name below; and

(c)                                  in the case of each other Party, that identified with its name on the signature pages in this Agreement and that notified in writing to the Security Agent on or prior to the date on which it becomes a Party, or any substitute address, fax number or department or officer which that Party may notify to the Security Agent (or the Security Agent may notify to the other Parties, if a change is made by the Security Agent) by not less than five Business Days’ notice.

24.4                        Delivery

(a)                                 Any communication or document made or delivered by one person to another under or in connection with this Agreement will only be effective:

(i)                                     if by way of fax, when received in legible form; or

(ii)                                  if by way of letter, when it has been left at the relevant address or seven Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under Clause 24.3 (Addresses), if addressed to that department or officer.

(b)                                 Any communication or document to be made or delivered to the Security Agent or a Senior Secured Notes Trustee will be effective only when actually received by the Security Agent or the relevant Senior Secured Notes Trustee and then only if it is expressly marked for the attention of the department or officer identified with the Security Agent’s (or the relevant Senior Secured Notes Trustee’s) signature below (or any substitute department or officer as the Security Agent or such Senior Secured Notes Trustee shall specify for this purpose).

(c)                                  Any communication or document made or delivered to the Parent or the Senior Secured Notes Issuer in accordance with this Clause 24.4 will be deemed to have been made or delivered to each of the Debtors.

24.5                        Notification of address, email address and fax number

Promptly upon receipt of notification of an address, email address and fax number or change of address, email address or fax number pursuant to Clause 24.3 (Addresses) or changing its own address, email address or fax number, the Security Agent shall notify the other Parties.

24.6                        Electronic communication

(a)                                 Any communication to be made between the Security Agent and the Creditor Representatives, the Arrangers or the Primary Creditors under or in connection with this Agreement may be made by electronic mail or other electronic means, if the Security Agent, the relevant Creditor Representative, Arranger and Primary Creditor:

(i)                                     agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

(ii)                                  notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(iii)                               notify each other of any change to their address or any other such information supplied by them.

(b)                                 Any electronic communication made between the Security Agent and a Creditor Representative, Arranger, Hedge Counterparty or Primary Creditor will be effective only when actually received in readable form and in the case of any electronic communication made by a Creditor Representative, Arranger, Hedge Counterparty or Primary Creditor to the Security Agent only if it is addressed in such a manner as the Security Agent shall specify for this purpose.

24.7                        English language

(a)                                 Any notice or communication given under or in connection with this Agreement must be in English.

(b)                                 All other documents provided under or in connection with this Agreement must be:

(i)                                     in English; or

(ii)                                  if not in English, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

24.8                        Hedging Agreements

For the avoidance of doubt, this Clause 24 (Notices) shall not apply to any communication between a Hedge Counterparty and a Debtor under or in connection with a Hedging Agreement.

25.                               PRESERVATION

25.1                        Partial invalidity

If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the law of any other jurisdiction will in any way be affected or impaired.

25.2                        No impairment

If, at any time after its date, any provision of a Debt Document (including this Agreement) is not binding on or enforceable in accordance with its terms against a person expressed to be a party to that Debt Document, neither the binding nature nor the enforceability of that provision or any other provision of that Debt Document will be impaired as against the other party(ies) to that Debt Document.

25.3                        Remedies and waivers

No failure to exercise, nor any delay in exercising, on the part of any Party, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

25.4                        Waiver of defences

The provisions of this Agreement will not be affected by an act, omission, matter or thing which, but for this Clause 25.4, would reduce, release or prejudice the subordination and priorities expressed to be created by this Agreement including (without limitation and whether or not known to any Party):

(a)                                 any time, waiver or consent granted to, or composition with, any Debtor or other person;

(b)                                 the release of any Debtor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)                                  the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Debtor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

(d)                                 any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Debtor or other person;

(e)                                  any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case, however fundamental and of whatsoever nature, and whether or not more onerous) or replacement of a Debt Document or any other document or security including any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Debt Document or security;

(f)                                   any unenforceability, illegality or invalidity of any obligation of any person under any Debt Document or any other document or security;

(g)                                  any intermediate Payment of any of the Liabilities owing to the Primary Creditors in whole or in part;

(h)                                 any insolvency or similar proceedings; or

(i)                                     any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of any person under any Debt Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order.

25.5                        Priorities not affected

Except as otherwise provided in this Agreement the priorities referred to in Clause 2 (Ranking and Priority) will:

(a)                                 not be affected by any reduction or increase in the principal amount secured by the Transaction Security in respect of the Liabilities owing to the Secured Parties or by any intermediate reduction or increase in, amendment or variation to any of the Debt Documents, or by any variation or satisfaction of, any of the Liabilities or any other circumstances;

(b)                                 apply regardless of the order in which or dates upon which this Agreement and the other Debt Documents are executed or registered or notice of them is given to any person; and

(c)                                  secure the Liabilities owing to the Secured Parties in the order specified, regardless of the date upon which any of the Liabilities arise or of any fluctuations in the amount of any of the Liabilities outstanding.

26.                               CONSENTS, AMENDMENTS AND OVERRIDE

26.1                        Required consents

(a)                                 Subject to paragraph (b) below, to Clause 26.4 (Exceptions) and to Clause 26.5 (Disenfranchisement of Investor Affiliate), this Agreement may be amended or waived or any consent may be given under it with the written agreement of the Majority Super Senior Creditors, the Senior Secured Notes Required Holders, the Pari Passu Debt Required Holders and the Senior Secured Notes Issuer and the Security Agent (except for amendments of a minor, technical or administrative nature which may be effected by the Security Agent) provided that to the extent an amendment, waiver or consent only affects one class of Secured Party, and such amendment, waiver or consent would not materially and adversely affect the interests of the other classes of Secured Party, only written agreement from the affected class shall be required.

(b)                                 An amendment or waiver that has the effect of changing or which relates to:

(i)                                     Clause 2 (Ranking and Priority), Clause 11 (Turnover of Receipts), Clause 12 (Redistribution), Clause 13 (Enforcement of Transaction Security), Clause 14 (Proceeds of Disposals), Clause 15 (Application of Proceeds), this Clause 26 (Consents, amendments and override);

(ii)                                  paragraphs (d)(iii), (e) and (f) of Clause 17.7 (Instructions to Security Agent and exercise of discretion); or

(iii)                               the order of priority or subordination under this Agreement,

shall not be made without the written consent of:

(A)                               the Credit Facility Lenders;

(B)                               the Senior Secured Notes Trustee;

(C)                               the Creditor Representative for the Pari Passu Creditors;

(D)                               each Hedge Counterparty (to the extent that the amendment or waiver would adversely affect the Hedge Counterparty); and

(E)                                the Senior Secured Notes Issuer.

(c)                                  Subject to Clause 26.4 (Exceptions), any amendment or waiver or consent given in accordance with this Clause 26 (Consents, Amendments and Override) will be binding on all Parties.

26.2                        Amendments and Waivers: Transaction Security Documents

(a)                                 Subject to paragraph (b) of Clause 14.1 (Non-Distressed Disposals), Clause 14.2 (Distressed Disposals), paragraph (b) below and to Clause 26.4 (Exceptions) and unless the provisions of any Debt Document expressly provide otherwise, the Security Agent may, if authorised by the Instructing Group, and if the Senior Secured Notes Issuer consents, amend the terms of, waive any of the requirements of or grant consents under, any of the Transaction Security Documents which shall be binding on each Party.

(b)                                 Subject to paragraphs (b) and (c) of Clause 26.4 (Exceptions), the prior consent of the Creditor Representatives (acting on the instruction and on behalf of the Credit Facility Lenders required to consent or vote in connection with provisions dealing with consents, amendments and waivers in the relevant Credit Facility Document), each Hedge Counterparty, the Majority Senior Secured Creditors and the Security Agent is required to authorise any amendment or waiver of, or consent under, any Transaction Security Document which would affect the nature or scope of the Charged Property or the manner in which the proceeds of enforcement of the Transaction Security are distributed.

26.3                        Effectiveness

Any amendment, waiver or consent given in accordance with this Clause 26 (Consents, Amendments and Override) will be binding on all Parties and the Security Agent may effect, on behalf of any Creditor Representative, Arranger or Creditor, any amendment, waiver or consent permitted by this Clause 26 (Consents, Amendments and Override).

26.4                        Exceptions

(a)                                 Subject to paragraphs (c) to (d) below, if the amendment, waiver or consent may impose new or additional obligations on or withdraw or reduce the rights of any Party other than:

(i)                                     in the case of a Primary Creditor, in a way which affects or would affect Primary Creditors of that Party’s class generally (and for the avoidance of doubt, the Credit Facility Lenders are a different class of Primary Creditor from the Senior Secured Notes Creditors and the Pari Passu Creditors); or

(ii)                                  in the case of a Debtor, to the extent consented to by the Senior Secured Notes Issuer under paragraph (a) of Clause 26.2 (Amendments and Waivers: Transaction Security Documents),

the consent of that Party (or (A) in the case of the Senior Secured Noteholders, the consent of the Senior Secured Notes Trustee; and (B) in the case of any Pari Passu Creditor in respect of an issue of debt securities comprising Pari Passu Debt, the Creditor Representative in relation to such Pari Passu Debt is required.

(b)                                 Subject to paragraphs (c) and (d) below, an amendment, waiver or consent which relates to the rights or obligations of a Creditor Representative, an Arranger, the Security Agent (including, without limitation, any ability of the Security Agent to act in its discretion under this Agreement) or a Hedge Counterparty may not be effected without the consent of that Creditor Representative or, as the case may be, Arranger, the Security Agent or that Hedge Counterparty.

(c)                                  Neither paragraph (a) nor (b) above, nor paragraph (b) of Clause 26.2 (Amendments and Waivers: Transaction Security Documents) shall apply:

(i)                                     to any release of Transaction Security, claim or Liabilities; or

(ii)                                  to any consent,

which, in each case, the Security Agent gives in accordance with Clause 14 (Proceeds of Disposals).

(d)                                 Paragraphs (a) and (b) above shall apply to an Arranger only to the extent that Arranger Liabilities are then owed to that Arranger.

(e)                                  This Agreement may be amended by the Creditor Representatives, the Security Agent and the Company without the consent of any other Party to cure defects, typographical errors, resolve ambiguities or reflect changes in each case of a minor technical or administrative nature.

26.5                        Disenfranchisement of Investor Affiliates

(a)                                 For so long as an Investor Affiliate (i) beneficially owns a Credit Facility Commitment or (ii) has entered into a sub-participation agreement relating to a Credit Facility Commitment or other agreement or arrangement having a substantially similar economic effect and such agreement or arrangement has not been terminated:

(i)                                     in ascertaining:

(A)                               the Majority Super Senior Creditors; or

(B)                               whether:

(a)                                 any relevant percentage (including, for the avoidance of doubt, unanimity) of Super Senior Credit Participations; or

(b)                                 the agreement of any specified group of Primary Creditors,

has been obtained to approve any request for a Consent or to carry any other vote or approve any action under this Agreement,

that Credit Facility Commitment shall be deemed to be zero and that Investor Affiliate (or the person with whom it has entered into that sub-participation, other agreement or arrangement (a “Counterparty”)) shall be deemed not to be a Credit Facility Lender (except to the extent that a Counterparty is a Credit Facility Lender by virtue otherwise than by beneficially owning the relevant Credit Facility Commitment).

(b)                                 Each Investor Affiliate that is a Credit Facility Lender agrees that:

(i)                                     in relation to any meeting or conference call to which all the Super Senior Creditors, all the Primary Creditors, all the Credit Facility Lenders or any combination of those groups of Primary Creditors are invited to attend or participate, it shall not attend or participate in the same if so requested by the Security Agent or, unless the Security Agent otherwise agrees, be entitled to receive the agenda or any minutes of the same; and

(ii)                                  it shall not, unless the Security Agent otherwise agrees, be entitled to receive any report or other document prepared at the behest of, or on the instructions of, the Security Agent or one or more of the Primary Creditors.

26.6                        Disenfranchisement of Defaulting Lenders

(a)                                 For so long as a Defaulting Lender has any Available Commitment:

(i)                                     in ascertaining:

(A)                               the Majority Super Senior Creditors; or

(B)                               whether:

(a)                                 any relevant percentage (including, for the avoidance of doubt, unanimity) of Super Senior Credit Participations; or

(b)                                 the agreement of any specified group of Primary Creditors,

has been obtained to approve any request for a Consent or to carry any other vote or approve any action under this Agreement,

that Defaulting Lender’s Commitments will be reduced by the amount of its Available Commitments and, to the extent that that reduction results in that Defaulting Lender’s Commitments being zero, that Defaulting Lender shall be deemed not to be a Credit Facility Lender.

(b)                                 For the purposes of this Clause 26.6, the Security Agent may assume that the following Creditors are Defaulting Lenders:

(i)                                     any Credit Facility Lender which has notified the Security Agent that it has become a Defaulting Lender;

(ii)                                  any Credit Facility Lender to the extent that the relevant Creditor Representative has notified the Security Agent that that Credit Facility Lender is a Defaulting Lender; and

(iii)                               any Credit Facility Lender in relation to which it is aware that any of the events or circumstances referred to in paragraphs (a), (b) or (c) of the definition of “Defaulting Lender” in the RCF Facility Agreement (or the equivalent provisions of any other Credit Facility Document) has occurred, unless it has received notice to the contrary from the Credit Facility Lender concerned (together with any supporting evidence reasonably requested by the Security Agent) or the Security Agent is otherwise aware that the Credit Facility Lender has ceased to be a Defaulting Lender.

26.7                        Calculation of Super Senior Credit Participations

For the purpose of ascertaining whether any relevant percentage of Super Senior Credit Participations has been obtained under this Agreement, the Security Agent or the relevant Creditor Representative may notionally convert the Super Senior Credit Participations into their Base Currency Amounts.

26.8                        Deemed consent

If, at any time prior to the Priority Debt Discharge Date, the Primary Creditors give a consent, approval, release or waiver or agreement to any amendment (a “Consent”) in respect of the Secured Debt Documents then, if that action was permitted by the terms of this Agreement, the Subordinated Creditors, the Parent and the Senior Secured Notes Issuer will (or will be deemed to):

(a)                                 give a corresponding Consent in equivalent terms in relation to each of the Debt Documents to which they are a party; and

(b)                                 do anything (including executing any document) that the Primary Creditors may reasonably require to give effect to paragraph (a) of this Clause 26.8.

26.9                        Excluded consents

Clause 26.8 (Deemed consent) does not apply to any Consent which has the effect of:

(a)                                 increasing or decreasing the Liabilities;

(b)                                 changing the basis upon which any Permitted Payments are calculated (including the timing, currency or amount of such Payments); or

(c)                                  changing the terms of this Agreement or of any Transaction Security Document.

26.10                 No liability

None of the Primary Creditors or Creditor Representatives will be liable to any other Creditor or Debtor for any Consent given or deemed to be given under this Clause 26.

26.11                 Agreement to override

(a)                                 The other Debt Documents are subject to this Agreement. Unless expressly stated otherwise in this Agreement, in the event of a conflict between the terms of a Debt Document and this Agreement the terms of this Agreement shall prevail.

(b)                                 Notwithstanding anything to the contrary in this Agreement, the preceding paragraph (a) as between any Creditor and any Debtor or any member of the Group will not cure, postpone, waive or negate in any manner any default or event of default (howsoever described) under any Debt Document as provided in the relevant Debt Document.

27.                               COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

28.                               GOVERNING LAW

This Agreement and any non-contractual obligation arising out of or in connection with this Agreement is governed by English law.

29.                               ENFORCEMENT

29.1                        Jurisdiction

(a)                                 The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement) or any non-contractual obligation arising out of or in connection with this Agreement (a “Dispute”).

(b)                                 The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)                                  This Clause 29.1 is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

29.2                        Service of process

(a)                                 Without prejudice to any other mode of service allowed under any relevant law each Debtor (unless incorporated in England and Wales):

(i)                                     irrevocably appoints the Senior Secured Notes Issuer as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

(ii)                                  agrees that failure by a process agent to notify the relevant Debtor of the process will not invalidate the proceedings concerned.

(b)                                 If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Senior Secured Notes Issuer (on behalf of all the Debtors) must immediately (and in any event within five days of such event taking place) notify the Creditor Representatives and appoint another agent on terms acceptable to the Credit Facility Agent or, after the Super Senior Discharge Date, the Senior Secured Notes Trustee and the Pari Passu Debt Representative(s).  Failing this, the Credit Facility Agent, the Senior Secured Notes Trustee or the Pari Passu Debt Representative(s) (as the case may be) may appoint another agent for this purpose.

(c)                                  Each Debtor expressly agrees and consents to the provisions of this Clause 29 and Clause 28 (Governing Law).

This Agreement has been delivered as a deed on the date stated at the beginning of this Agreement.

SCHEDULE 1

The Parties

Part 1
The Original Intra-Group Lenders

Nord Anglia Education Limited	02116088 (UK)

Nord Anglia Education Partnerships Limited	05603137 (UK)

Nord Anglia Vocational Education and Training Services Limited	03739390 (UK)

Nord Anglia Lifetime Development North East Limited	03164404 (UK)

Nord Anglia Lifetime Development South West Limited	03164408 (UK)

ABET International Limited	03354186 (UK)

Nord International Schools Limited	05017740 (UK)

Brighton Education Learning Services Sdn Bhd	905853-A (Malaysia)

Premier Education (UK) Bidco Limited	06590933 (UK)

Nord Anglia Education (UK) Holdings plc	06590752 (UK)

The British School Sp. z o.o.	0000342123 (Poland)

Collège Alpin Beau-Soleil SA	CH-550-1081101-4 (Switzerland)

La Côte International School SA	CH-550-1055243-4 (Switzerland)

Collège Champittet SA	CH-550-0169684-4 (Switzerland)

Nord Anglia Middle East Holding S.P.C.	68831 (Kingdom of Bahrain)

British International School Foundation	8514 (Hungary)

The English International School Prague s.r.o.	64944000 (Czech Republic)

Súkromná spojená škola British International School Bratislava	30 795 371 (Slovakia)

British International School Bratislava s.r.o.	35724129 (Slovakia)

Premier Education (UK) Midco Limited	06590836 (UK)

Nord Anglia Education Development Services Limited	05603122 (UK)

Part 2
The Original Intra-Group Borrowers

Súkromná spojená škola British International School Bratislava	30 795 371 (Slovakia)

Premier Education (UK) Bidco Limited	06590933 (UK)

Nord Anglia Education Limited	02116088 (UK)

NA Educational Services Limited	03603850 (UK)

Nord Anglia Education Development Services Limited	05603122 (UK)

Nord Anglia Education Partnerships Limited	05603137 (UK)

Nord Anglia Vocational Education and Training Services Limited	03739390 (UK)

Nord Anglia Lifetime Development Limited	2963157 (UK)

Nord Anglia Lifetime Development North East Limited	03164404 (UK)

Nord Anglia Lifetime Development South West Limited	03164408 (UK)

ABET International Limited	03354186 (UK)

Nord International Schools Limited	05017740 (UK)

Brighton Education Learning Services Sdn Bhd	905853-A (Malaysia)

British International School Foundation	18849 / 2202 (Hungary)

Collège Alpin Beau-Soleil SA	CH-550-1081101-4 (Switzerland)

La Côte International School SA	CH-550-1055243-4 (Switzerland)

Collège Champittet SA	CH-550-0169684-4 (Switzerland)

Nord Anglia Middle East Holding S.P.C.	68831 (Kingdom of Bahrain)

NAE Hong Kong \Limited	1009454 (Hong Kong)

Part 3
The Original Shareholder Creditors

Nord Anglia Education, Inc.	264950 (Cayman Islands)

Part 4
The Original Debtors

Nord Anglia Education (UK) Holdings plc	06590752 (UK)

Premier Education (UK) Midco Limited	06590836 (UK)

Premier Education (UK) Bidco Limited	06590933 (UK)

Nord Anglia Education Limited	02116088 (UK)

NA Schools Limited	03604036 (UK)

NA Educational Services Limited	03603850 (UK)

Nord Anglia Education Development Services Limited	05603122 (UK)

Nord Anglia Education Partnerships Limited	05603137 (UK)

Nord Anglia Vocational Education and Training Services Limited	03739390 (UK)

Nord Anglia Lifetime Development Limited	2963157 (UK)

Nord Anglia Lifetime Development North East Limited	03164404 (UK)

Nord Anglia Lifetime Development South West Limited	03164408 (UK)

ABET International Limited	03354186 (UK)

Nord International Schools Limited	05017740 (UK)

Brighton Education Learning Services Sdn Bhd	905853-A (Malaysia)

British International School Foundation	18849 / 2202 (Hungary)

The British School Sp. z o.o.	0000342123 (Poland)

Collège Alpin Beau-Soleil SA	CH-550-1081101-4 (Switzerland)

La Côte International School SA	CH-550-1055243-4 (Switzerland)

Collège Champittet SA	CH-550-0169684-4 (Switzerland)

Nord Anglia Middle East Holding S.P.C.	68831 (Kingdom of Bahrain)

NAE Hong Kong Limited	1009454 (Hong Kong)

SCHEDULE 2

Form of Debtor Accession Deed

THIS AGREEMENT is made on [•] and made between:

(1)                                    [Insert Full Name of New Debtor] (the “Acceding Debtor”); and

(2)                                    [Insert Full Name of Security Agent] (the “Security Agent”), for itself and each of the other parties to the intercreditor agreement referred to below.

This agreement is made on [date] by the Acceding Debtor in relation to an intercreditor agreement (the “Intercreditor Agreement”) dated [•] between, amongst others, [•] as Security Agent, [•] as RCF Agent, the Creditors and the Debtors (each as defined in the Intercreditor Agreement).

The Acceding Debtor intends to [incur Liabilities under the following documents]/[give a guarantee, indemnity or other assurance against loss in respect of Liabilities under the following documents]:

[Insert details (date, parties and description) of relevant documents]

the “Relevant Documents”.

IT IS AGREED as follows:

1.                                         Terms defined in the Intercreditor Agreement shall, unless otherwise defined in this Agreement, bear the same meaning when used in this Agreement.

2.                                         The Acceding Debtor and the Security Agent agree that the Security Agent shall hold:

(a)                             [any Security in respect of Liabilities created or expressed to be created pursuant to the Relevant Documents;

(b)                             all proceeds of that Security; and]*

(c)                              all obligations expressed to be undertaken by the Acceding Debtor to pay amounts in respect of the Liabilities to the Security Agent as trustee for the Secured Parties (in the Relevant Documents or otherwise) and secured by the Transaction Security together with all representations and warranties expressed to be given by the Acceding Debtor (in the Relevant Documents or otherwise) in favour of the Security Agent as trustee for the Secured Parties, on trust for the Secured Parties on the terms and conditions contained in the Intercreditor Agreement.

3.                                         The Acceding Debtor confirms that it intends to be party to the Intercreditor Agreement as a Debtor, undertakes to perform all the obligations expressed to be assumed by a Debtor under the Intercreditor Agreement and agrees that it shall be bound by all the provisions of the Intercreditor Agreement as if it had been an original party to the Intercreditor Agreement.

4.                                         [In consideration of the Acceding Debtor being accepted as an Intra-Group Lender for the purposes of the Intercreditor Agreement, the Acceding Debtor also confirms that it intends to be party to the Intercreditor Agreement as an Intra-Group Lender, and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by an Intra-Group Lender and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement].**

[4]/[5] This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

THIS AGREEMENT has been signed on behalf of the Security Agent and executed as a deed by the Acceding Debtor and is delivered on the date stated above.

The Acceding Debtor	)

EXECUTED AS A DEED	)

By: [Full Name of Acceding Debtor]	)

Address for notices:

Address:

Fax:

The Security Agent

[Full Name of Security Agent]

By:

Date:

SCHEDULE 3

Form of Creditor/Creditor Representative Accession Undertaking

To:                                                                            [Insert full name of current Security Agent] for itself and each of the other parties to the Intercreditor Agreement referred to below.

From:                                                              [Acceding Creditor/Creditor Representative]

THIS UNDERTAKING is made on [date] by [insert full name of new Super Senior Creditor / RCF Lender / Credit Facility Lender / Pari Passu Creditor / New Hedge Counterparty Creditor Representative / Intra-Group Lender / Shareholder Creditor] (the “Acceding [Super Senior Creditor / RCF Lender / Credit Facility Lender / Pari Passu Creditor / New Hedge Counterparty Creditor Representative / Intra-Group Lender / Shareholder Creditor]”) in relation to the intercreditor agreement (the “Intercreditor Agreement”) dated [    ] between, among others, [INSERT NAME OF SECURITY AGENT] as Security Agent, [INSERT NAME OF AGENTS] as RCF Agent, the Creditors and the Debtors (each as defined in the Intercreditor Agreement).  Terms defined in the Intercreditor Agreement shall, unless otherwise defined in this Undertaking, bear the same meanings when used in this Undertaking.

In consideration of the Acceding [Super Senior Creditor / RCF Lender / Credit Facility Lender / Pari Passu Creditor / New Hedge Counterparty / Creditor Representative / Intra-Group Lender / Shareholder Creditor] being accepted as a [Super Senior Creditor / RCF Lender / Credit Facility Lender / Pari Passu Creditor / New Hedge Counterparty / Creditor Representative / Intra-Group Lender/Shareholder Creditor] for the purposes of the Intercreditor Agreement, the Acceding [Super Senior Creditor / RCF Lender / Credit Facility Lender / Pari Passu Creditor / New Hedge Counterparty / Creditor Representative / Intra-Group Lender / Shareholder Creditor] confirms that, as from [date], it intends to be party to the Intercreditor Agreement as a [Super Senior Creditor / RCF Lender / Credit Facility Lender / Pari Passu Creditor / New Hedge Counterparty / Creditor Representative / Intra-Group Lender / Shareholder Creditor] and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by a [Super Senior Creditor / RCF Lender / Credit Facility Lender/ Pari Passu Creditor / New Hedge Counterparty / Creditor Representative / Intra-Group Lender / Shareholder Creditor] and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement.

[The Acceding New Hedge Counterparty has become a provider of hedging arrangements to the [Company].  In consideration of the Acceding New Hedge Counterparty being accepted as a Hedge Counterparty for the purposes of the RCF Facility Agreement, the Acceding New Hedge Counterparty confirms, for the benefit of the parties to the RCF Facility Agreement, that, as from [date], it intends to be party to the RCF Facility Agreement as a Hedge Counterparty, and undertakes to perform all the obligations expressed in the RCF Facility Agreement to be assumed by a Hedge Counterparty and agrees that it shall be bound by all the provisions of the RCF Facility Agreement, as if it had been an original party to the RCF Facility Agreement as a Hedge Counterparty.]

This Undertaking and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

THIS UNDERTAKING has been entered into on the date stated above [and is executed as a deed by the Acceding Creditor, if it is acceding as an Intra-Group Lender and is delivered on the date stated above].

Acceding [Creditor/Creditor Representative]

[EXECUTED as a DEED]

[Insert full name of Acceding

Creditor/Agent]

By:

Address:

Fax:

Accepted by the Security Agent

for and on behalf of

[Insert full name of current Security Agent]

Date:

SCHEDULE 4

Form of Debtor Resignation Request

To: [                  ] as Security Agent

From: [resigning Debtor] and [Parent]

Dated:

Dear Sirs

[•] - Intercreditor Agreement

dated [                ] 2012 (the “Intercreditor Agreement”)

1.                                         We refer to the Intercreditor Agreement. This is a Debtor Resignation Request.  Terms defined in the Intercreditor Agreement have the same meaning in this Debtor Resignation Request unless given a different meaning in this Debtor Resignation Request.

2.                                         Pursuant to Clause 19.16 (Resignation of a Debtor) of the Intercreditor Agreement we request that [resigning Debtor] be released from its obligations as a Debtor under the Intercreditor Agreement.

3.                                         We confirm that:

(a)                                     no Default is continuing or would result from the acceptance of this request; and

(b)                                     [resigning Debtor] is under no actual or contingent obligations in respect of the Intra-Group Liabilities and the Subordinated Liabilities.

4.                                         This letter and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

[Senior Secured Notes Issuer]	[resigning Debtor]

By:	By:

SCHEDULE 5

Security Enforcement Principles

1.                                  It shall be the primary and over-riding aim of any enforcement of the Transaction Security to achieve the Security Enforcement Objective.

2.                                  The Security Enforcement Principles may be amended, varied or waived with the prior written consent of the Majority Super Senior Creditors and the Majority Senior Secured Creditors.

3.                                  The Transaction Security will be enforced and other action as to Enforcement will be taken such that either:

(a)                                 all proceeds of Enforcement are received by the Security Agent in cash for distribution in accordance with Clause 15 (Application of proceeds); or

(b)                                 sufficient proceeds from Enforcement will be received by the Security Agent in cash to ensure that when the proceeds are applied in accordance with Clause 15 (Application of proceeds), the Super Senior Liabilities are repaid and discharged in full (unless the Majority Super Senior Creditors agree otherwise).

4.                                  The Enforcement Action must be prompt and expeditious it being acknowledged that, subject to the other provisions of this Agreement, the time frame for the realisation of value from the Enforcement of the Transaction Security or Distressed Disposal pursuant to Enforcement will be determined by the Instructing Group provided that it is consistent with the Security Enforcement Objective.

5.                                  On:

(a)                                 a proposed Enforcement of any of the Transaction Security over assets other than shares in a member of the Group, where the aggregate book value of such assets exceeds USD 3,000,000 (or its equivalent); or

(b)                                 a proposed Enforcement of any of the Transaction Security over some or all of the shares in a member of the Group over which Transaction Security exists,

the Security Agent shall (unless it is incompatible with enforcement proceedings in a relevant jurisdiction) appoint a “big four” accounting firm, Grant Thornton, BDO, any reputable and independent internationally recognised investment bank or other reputable and independent professional services firm with experience in restructuring and enforcement, in each case as selected by the Security Agent acting reasonably and in good faith (a “Financial Advisor”) to opine as expert on:

(i)            the optimal method of enforcing the Transaction Security so as to achieve the Security Enforcement Principles and maximise the recovery of any such Enforcement Action;

(ii)           that the proceeds received from any such Enforcement are fair from a financial point of view after taking into account all relevant circumstances; and

(iii)          that such sale is otherwise in accordance with the Security Enforcement Objective,

(“Financial Advisor’s Opinion”).

6.                                  The Security Agent shall be under no obligation to appoint a Financial Advisor or to seek the advice of a Financial Advisor, unless expressly required to do so by this Schedule or any other provision of this Agreement.

7.                                  Where the Instructing Group is the Majority Senior Secured Creditors, the Majority Senior Secured Creditors may waive the requirement for a Financial Advisor’s Opinion where sufficient proceeds from Enforcement will be received by the Security Agent in cash to ensure that when the proceeds are applied in accordance with Clause 15 (Application of proceeds), the Super Senior Liabilities are repaid and discharged in full.

8.                                  The Financial Advisor’s Opinion will be conclusive evidence that the Security Enforcement Objective has been met.

9.                                  In the event that an Enforcement of the Transaction Security is over assets and shares referred to in Principle 5 above and such Enforcement is conducted by way of public auction (or private auction involving a competitive process), any equity investors of the Group, the Super Senior Creditors and the Senior Secured Creditors shall be entitled to participate in such auction on the basis of equal information and access rights as other bidders and financiers in the auction. Nothing in this Principle 9 shall require Enforcement of Transaction Security to take place by way of public auction.

10.                           In the absence of written notice from a Secured Party or group of Secured Parties that are not part of the relevant Instructing Group that such Secured Party(ies) object to any Enforcement of the Transaction Security on the grounds that such Enforcement Action does not aim to achieve the Security Enforcement Objective (an “Objection”), the Security Agent is entitled to assume that such Enforcement of the Transaction Security is in accordance with the Security Enforcement Objective.

11.                           If the Security Agent receives an Objection (and without prejudice to the ability of the Security Agent to rely on other advisers and/or exercise its own judgement in accordance with this Agreement), a Financial Advisor’s Opinion to the effect that the particular action could reasonably be said to be aimed at achieving the Security Enforcement Objective will be conclusive evidence that the requirement of paragraph 1 above has been met.

SIGNATURES

THE PARENT

EXECUTED AS A DEED by	)
NORD ANGLIA EDUCATION, INC	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
3007 ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

THE SENIOR SECURED NOTES ISSUER

EXECUTED AS A DEED by	)
NORD ANGLIA EDUCATION (UK))
HOLDINGS PLC	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
3007 ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

THE RCF AGENT

EXECUTED AS A DEED by	)
BARCLAYS BANK PLC	)
)
)
acting by:	Niels Pedersen	)	/s/ Niels Pedersen

Print name	Signature

Address:	European Loans Agency
Barclays Bank PLC
5 The North Colonnade
Canary Wharf
London E14 4BB

In the presence of:

Witness signature:	/s/ HOLLY BOTT

Witness name:	HOLLY BOTT

Witness address:	BARCLAYS, LEVEL 28,
1 CHURCHILL PLACE, CANARY WHARF,
LONDON, E14 5HP

Witness occupation:	BANKER

THE SENIOR SECURED NOTES TRUSTEE

EXECUTED AS A DEED by	)
CITICORP INTERNATIONAL LIMITED	)
)
Jane Dulson	)
acting by:	Director	)	/s/ Jane Dulson

Print name	Signature

Address:	Floor 56
One Island East
18 Westlands Road
Island East
Hong Kong

In the presence of:

Witness signature:	/s/ Bonnie Or

Witness name:	Bonnie Or
Vice President

Witness address:	Citibank, N.A., Hong Kong
56/F, One Island East,
18 Westlands Road,
Island East,
Hong Kong

Witness occupation:	Banking

THE RCF FINANCE PARTIES

THE RCF LENDERS

EXECUTED AS A DEED by	)
BARCLAYS BANK PLC	)
)
)
acting by:	Niels Pedersen	)	/s/ Niels Pedersen

Print name	Signature

Address:	European Loans Agency
Barclays Bank PLC
5 The North Colonnade
Canary Wharf
London E14 4BB

In the presence of:

Witness signature:	/s/ HOLLY BOTT

Witness name:	HOLLY BOTT

Witness address:	BARCLAYS, LEVEL 28,
1 CHURCHILL PLACE, CANARY WHARF,
LONDON, E14 5HP

Witness occupation:	BANKER

THE ARRANGERS

EXECUTED AS A DEED by	)
BARCLAYS BANK PLC	)
)
)
acting by:	Niels Pedersen	)	/s/ Niels Pedersen

Print name	Signature

Address:	European Loans Agency
Barclays Bank PLC
5 The North Colonnade
Canary Wharf
London E14 4BB

In the presence of:

Witness signature:	/s/ HOLLY BOTT

Witness name:	HOLLY BOTT

Witness address:	BARCLAYS, LEVEL 28,
1 CHURCHILL PLACE, CANARY WHARF,
LONDON, E14 5HP

Witness occupation:	BANKER

THE ORIGINAL SHAREHOLDER CREDITORS

EXECUTED AS A DEED by	)
NORD ANGLIA EDUCATION, INC	)
)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
3007 ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

THE ORIGINAL INTRA-GROUP LENDERS

EXECUTED AS A DEED by	)
NORD ANGLIA EDUCATION LIMITED	)
)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
3007 ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA EDUCATION	)
PARTNERSHIPS LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
3007 ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA VOCATIONAL	)
EDUCATION AND TRAINING SERVICES	)
LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
3007 ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA LIFETIME	)
DEVELOPMENT NORTH EAST LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
3007 ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA LIFETIME	)
DEVELOPMENT SOUTH WEST LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
ABET INTERNATIONAL LIMITED	)
)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD INTERNATIONAL SCHOOLS	)
LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
PREMIER EDUCATION (UK) BIDCO	)
LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA EDUCATION (UK))
HOLDINGS PLC	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
BRIGHTON EDUCATION LEARNING	)
SERVICES SDN BHD	)
)
acting by:	Christopher Bell	)	/s/ Christopher Bell

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ CELINE RANGITHAN

Witness name:	CELINE RANGITHAN
Advocate & Solicitor
Kuala Lumpur
(BC/C/1138)

Witness address:	ZUL RAFIQUE & PARTNERS
PEGUAMCARA & PEGUAMBELA
D3-3-8, SOLARIS DUTAMAS
NO 1, JALAN DUTAMAS 1
50480 KUALA LUMPUR
TEL: 03-6209 8228
FAX: 03-6209 8221 / 6209 8331 / 6209 8381

Witness occupation:

EXECUTED AS A DEED by	)
THE BRITISH SCHOOL SP. Z O.O.	)
)
)
acting by:	John Kerk	)	/s/ John Kerk

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
COLLÈGE ALPIN BEAU-SOLEIL SA	)
)
)
acting by:	John Kerk	)	/s/ John Kerk

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
LA CÔTE INTERNATIONAL SCHOOL SA	)
)
)
acting by:	John Kerk	)	/s/ John Kerk

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
COLLÈGE CHAMPITTET SA	)
)
)
acting by:	John Kerk	)	/s/ John Kerk

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA MIDDLE EAST HOLDING	)
S.P.C.	)
)
acting by:	John Kerk	)	/s/ John Kerk

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK, 30/F ALEXANDRA HOUSE
18 CHATER ROAD
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
SÚKROMNÁ SPOJENÁ ŠKOLA	)
BRITISH INTERNATIONAL SCHOOL	)
BRATISLAVA, J. Valašťana Dolinského 1,	)
841 02 Bratislava	)
)
)
acting by:	Wendy Ann Ellis	)	/s/ Wendy Ann Ellis

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ Milino Bires

Witness name:	Milino Bires

Witness address:	Sïbirskia S1
831 02 Bratislava
Slovakia

Witness occupation:	Admissions officer

EXECUTED AS A DEED by	)
THE ENGLISH INTERNATIONAL	)
SCHOOL PRAGUE S.R.O.	)
)
acting by:	John Kerk	)	/s/ John Kerk

Under Power of Attorney	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
BRITISH INTERNATIONAL SCHOOL	)
FOUNDATION	)
)
acting by:	Andrew Fitzmaurice	)	/s/ Andrew Fitzmaurice

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
BRITISH INTERNATIONAL SCHOOL	)
BRATISLAVA S.R.O.	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
PREMIER EDUCATION (UK) MIDCO	)
LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA EDUCATION	)
DEVELOPMENT SERVICES LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

THE ORIGINAL INTRA-GROUP BORROWERS

EXECUTED AS A DEED by	)
NORD ANGLIA EDUCATION LIMITED	)
)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NA EDUCATIONAL SERVICES	)
LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA EDUCATION	)
DEVELOPMENT SERVICES LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA EDUCATION	)
PARTNERSHIPS LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA VOCATIONAL	)
EDUCATION AND TRAINING SERVICES	)
LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA LIFETIME	)
DEVELOPMENT LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA LIFETIME	)
DEVELOPMENT NORTH EAST LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	30/F ALEXANDRA HOUSE
18 CHATER ROAD
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA LIFETIME	)
DEVELOPMENT SOUTH WEST LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
ABET INTERNATIONAL LIMITED	)
)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD INTERNATIONAL SCHOOLS	)
LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
PREMIER EDUCATION (UK) BIDCO	)
LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
SÚKROMNÁ SPOJENÁ ŠKOLA	)
BRITISH INTERNATIONAL SCHOOL	)
BRATISLAVA, J. Valašťana Dolinského 1,	)
841 02 Bratislava	)
)
)
)
acting by:	Wendy Ann Ellis	)	/s/ Wendy Ann Ellis

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ Milino Bires

Witness name:	Milino Bires

Witness address:	Sïbirskia S1
831 02 Bratislava
Slovakia

Witness occupation:	Admissions officer

EXECUTED AS A DEED by	)
BRIGHTON EDUCATION LEARNING	)
SERVICES SDN BHD	)
)
acting by:	Christopher Bell	)	/s/ Christopher Bell

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ CELINE RANGITHAN

Witness name:	CELINE RANGITHAN
Advocate & Solicitor
Kuala Lumpur
(BC/C/1138)

Witness address:	ZUL RAFIQUE & PARTNERS
PEGUAMCARA & PEGUAMBELA
D3-3-8, SOLARIS DUTAMAS
NO 1, JALAN DUTAMAS 1
50480 KUALA LUMPUR
TEL: 03-6209 8228
FAX: 03-6209 8221 / 6209 8331 / 6209 8381

Witness occupation:

EXECUTED AS A DEED by	)
COLLÈGE ALPIN BEAU-SOLEIL SA	)
)
)
acting by:	John Kerk	)	/s/ John Kerk

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
LA CÔTE INTERNATIONAL SCHOOL SA	)
)
)
acting by:	John Kerk	)	/s/ John Kerk

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA LOUISE HUTCHINSON

Witness name:	VICTORIA LOUISE HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
COLLÈGE CHAMPITTET SA	)
)
)
acting by:	John Kerk	)	/s/ John Kerk

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NAE HONG KONG LIMITED	)
)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	World-wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA MIDDLE EAST HOLDING	)
S.P.C.	)
)
acting by:	John Kerk	)	/s/ John Kerk

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
BRITISH INTERNATIONAL SCHOOL	)
FOUNDATION	)
)
acting by:	Andrew Fitzmaurice	)	/s/ Andrew Fitzmaurice

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

THE ORIGINAL DEBTORS

EXECUTED AS A DEED by	)
NORD ANGLIA EDUCATION (UK))
HOLDINGS PLC	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NA SCHOOLS LIMITED	)
)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	30/F ALEXANDRA HOUSE
18 CHATER ROAD
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA EDUCATION LIMITED	)
)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NA EDUCATIONAL SERVICES	)
LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA EDUCATION	)
DEVELOPMENT SERVICES LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA EDUCATION	)
PARTNERSHIPS LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA VOCATIONAL	)
EDUCATION AND TRAINING SERVICES	)
LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA LIFETIME	)
DEVELOPMENT LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA LIFETIME	)
DEVELOPMENT NORTH EAST LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA LIFETIME	)
DEVELOPMENT SOUTH WEST LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
ABET INTERNATIONAL LIMITED	)
)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD INTERNATIONAL SCHOOLS	)
LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
PREMIER EDUCATION (UK) BIDCO	)
LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
PREMIER EDUCATION (UK) MIDCO	)
LIMITED	)
)
acting by:	Graeme Halder	)	/s/ Graeme Halder

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
THE BRITISH SCHOOL SP. Z O.O.	)
)
)
acting by:	John Kerk	)	/s/ John Kerk

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
BRIGHTON EDUCATION LEARNING	)
SERVICES SDN BHD	)
)
acting by:	Christopher Bell	)	/s/ Christopher Bell

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ CELINE RANGITHAN

Witness name:	CELINE RANGITHAN
Advocate & Solicitor
Kuala Lumpur
(BC/C/1138)

Witness address:	ZUL RAFIQUE & PARTNERS
PEGUAMCARA & PEGUAMBELA
D3-3-8, SOLARIS DUTAMAS
NO 1, JALAN DUTAMAS 1
50480 KUALA LUMPUR
TEL: 03-6209 8228
FAX: 03-6209 8221 / 6209 8331 / 6209 8381

Witness occupation:

EXECUTED AS A DEED by	)
COLLÈGE ALPIN BEAU-SOLEIL SA	)
)
)
acting by:	John Kerk	)	/s/ John Kerk

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
LA CÔTE INTERNATIONAL SCHOOL SA	)
)
)
acting by:	John Kerk	)	/s/ John Kerk

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
COLLÈGE CHAMPITTET SA	)
)
)
acting by:	John Kerk	)	/s/ John Kerk

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
THE COMMON SEAL OF	)
NAE HONG KONG LIMITED	)
IS HERETO AFFIXED IN THE PRESENCE OF	) (Common Seal)
GRAEME HALDER, ONE OF ITS DIRECTORS	)
)
)
) /s/ Graeme Halder

Signature

Address:	World-wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
NORD ANGLIA MIDDLE EAST HOLDING	)
S.P.C.	)
)
acting by:	John Kerk	)	/s/ John Kerk

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
18 CHATER ROAD, HONG KONG

Witness occupation:	LAWYER

EXECUTED AS A DEED by	)
BRITISH INTERNATIONAL SCHOOL	)
FOUNDATION	)
)
acting by:	Andrew Fitzmaurice	)	/s/ Andrew Fitzmaurice

Name of director	Signature

Address:	c/o World-Wide House
Level 27
19 Des Voeux Road
Central
Hong Kong

In the presence of:

Witness signature:	/s/ VICTORIA HUTCHINSON

Witness name:	VICTORIA HUTCHINSON

Witness address:	MILBANK
30/F ALEXANDRA HOUSE
HONG KONG

Witness occupation:	LAWYER

THE SECURITY AGENT

EXECUTED AS A DEED by	)
CITICORP INTERNATIONAL LIMITED	)
)
Jane Dulson	)
acting by:	Director	)	/s/ Jane Dulson

Print name	Signature

Address:	Floor 56
One Island East
18 Westlands Road
Island East
Hong Kong

In the presence of:

Witness signature:	/s/ Bonnie Or

Witness name:	Bonnie Or
Vice President

Witness address:	Citibank, N.A., Hong Kong
56/F, One Island East,
One Westlands Road,
Island East,
Hong Kong

Witness occupation:	Banking